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Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

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Prospectus dated May 1, 2000

      Government Securities Portfolio is a mutual fund that seeks high current income with a high degree of safety of principal. The Portfolio invests primarily in debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities.

      Shares of the Portfolio are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as an investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.


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Contents

           About the Portfolio
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           The Portfolio's Investment Objective and Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
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           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights


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About the Portfolio

The Portfolio's Investment Objective and Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities.

What Does the Portfolio Mainly Invest In? U.S. government securities include debt securities that are issued or guaranteed by the United States Treasury, such as Treasury bills, bonds or notes, and securities issued or guaranteed by agencies or federally-chartered corporate entities that are referred to as "instrumentalities" of the U.S. government.

      "U.S. government-related securities" are debt obligations that are fully collateralized or secured by U.S. government securities. That means the U.S. government securities are held to back the payments of interest and repayments of principal. The Portfolio invests significant amounts of its assets in U.S. government-related mortgage-backed securities, such as collateralized mortgage obligations (called "CMO's") and mortgage participation certificates. Some of the U.S. government securities the Portfolio buys are backed by the full faith and credit of the U.S. government as to payment of interest and repayment of principal. Others are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. All of these different types of securities described in this paragraph have some degree of credit support from the U.S. government and are generally referred to as "U.S. government securities" in this Prospectus.

      The   Portfolio   can  also   invest   up  to  35%  of  its   assets   in
investment-grade debt obligations issued by private issuers, which do not have any credit support from the U. S. government.

      The securities the Portfolio buys may pay interest at fixed or floating rates, or may be "stripped" securities. They may have short, medium or long-term maturities. The Portfolio can use hedging instruments and other derivative investments to try to enhance income and to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or Sell? In selecting securities for the Portfolio, the portfolio managers research the universe of U.S. government securities and private-issuer mortgage-related securities and weigh yields and relative values against investment risks. While this process and the inter-relationship of the factors used may change over time and may vary in particular cases, in general, they look for: |_| Sectors of the U.S. government debt market that they believe offer high relative value,
|_| Securities that have high income potential to help cushion the Portfolio's share price against volatility,
|_|   Securities that are less sensitive to changes in interest rates, and
|_|   Different types of U.S. government and private-issuer securities.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking current income from a Portfolio that also has the goal of preserving capital and invests mainly in U.S. government securities. However, the Portfolio's share price and income levels will fluctuate. The Portfolio's share price and distributions are not backed or guaranteed by the U.S. government. The Portfolio is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Portfolio's investment Manager, OppenheimerFunds, Inc., will cause the Portfolio to underperform other funds having similar objectives.

      |X| Interest Rate Risks. Debt securities, including U.S. government securities prior to their maturity, are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the securities may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for longer-term debt securities than for short-term debt securities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

      At times the Portfolio may buy longer-term debt securities to seek higher income. When the average maturity of the Portfolio's portfolio is longer, its share price may fluctuate more when interest rates change. The Portfolio can buy zero-coupon or "stripped" securities, which are particularly sensitive to interest rate changes and the rate of principal payments (and prepayments), and have prices that may go up or down more than other types of debt securities in response to those changes. The Portfolio's share prices can go up or down when interest rates change because of the effect of interest rate changes on the value of the Portfolio's investments in debt securities.

      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the mortgage-related securities that the Portfolio buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.
      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. While securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. government have little credit risk and securities issued by other agencies or instrumentalities of the U.S. government generally have low credit risks, securities issued by private issuers may have greater credit risks. If the issuer fails to pay interest, the Portfolio's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares might be reduced.

      |X| There are Special Risks in Using Derivative Investments. The Portfolio can use derivatives to seek increased income or to try to hedge investment risks and preserve capital. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, stripped securities, collateralized mortgage obligations, and structured notes are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. The Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices.

      How Risky is the Portfolio Overall? The risks described above collectively form the risk profile of the Portfolio, and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      However, changes in the overall market prices of securities and their yield can occur at any time. The share price and yield of the Portfolio will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective. Although U.S. government securities that are backed by the full faith and credit of the U.S. government have little credit risk, prior to their maturity, their values are subject to interest rate risks. Collateralized mortgage obligations and other mortgage-related securities are subject to a number of risks, especially prepayment risks, that can reduce their values. These risks can cause the Portfolio's share price to fluctuate and can affect its yield. The Portfolio is generally less aggressive than other types of fixed-income funds, particularly those that invest in lower-grade securities. It has more risks than a money market fund or a Portfolio that invests only in U.S. Treasury securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Portfolio's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the full calendar years since its inception and by showing how the average annual total returns of the Portfolio's shares compare to the returns of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

For the period 1/1/00 through 3/31/00, the Portfolio's cumulative return (not annualized) was 3.17%. Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 6.00% (2ndQTR95) and the lowest return (not annualized) for a calendar quarter was -3.77% (1stQTR94).


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Average     Annual
Total  Returns for
the periods  ended                                       Life of
December 31, 1999       1 Year          5 Years         Portfolio
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Government
Securities
Portfolio
(inception:             -1.73%           6.99%               6.15%
5/13/92)
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Merrill Lynch
Master Government
Index                   -2.11%           7.46%            6.85%*
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* The "life-of-Portfolio" index performance is shown from 4/30/92.

The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests primarily in U.S. government securities, the Portfolio's performance is compared to the Merrill Lynch Master Government Index, an unmanaged composite index of both the Treasury and Agency Master Indices. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of capital gains or transaction costs, and the Portfolio's investments may vary from those in the index.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.


About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Portfolio might not always hold all of the different types of investments described in this Prospectus.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by not investing too great a percentage of the Portfolio's assets in any one type or issue of debt security (other than direct Treasury obligations, which have little credit risk).

      o Under normal market conditions, the Portfolio invests at least 65% of its total assets in U.S. government securities and U.S. government-related securities.
      o  U.S.   government   securities   the  Portfolio  buys  are  issued  or
guaranteed by the U.S. government or its agencies or instrumentalities.
      o The Portfolio can also invest up to 35% of its total assets in investment grade debt obligations of private issuers.

      The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

U.S. Government Securities. The Portfolio can invest in a variety of long, medium and short-term securities issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities:

      |X| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Portfolio can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk.

      |X| Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations, such as notes, and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association (called "Ginnie Mae") pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations.

           |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Portfolio can have significant amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.


      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced and the Portfolio might have to reinvest the prepayment proceeds at lower interest rates, which could reduce its yield. When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Portfolio's Board of Directors without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of them. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

      |X| Private-Issuer Debt Securities. While the Portfolio can invest a substantial portion of its assets in securities issued by private issuers, currently it does not do so to a significant degree. These debt obligations must be "investment-grade", which means that if they are rated, they must be rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Rating Service or that have a comparable rating by another rating organization. If they are unrated, the Portfolio can buy them only if they are assigned a rating comparable to investment-grade by the Manager.

      A reduction in the rating of a security after its purchase by the Portfolio will not automatically require the Portfolio to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Portfolio's portfolio.

           |_| Private-Issuer Mortgage-Backed Securities. The Portfolio can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMO's, discussed above, although in some cases they may be supported by insurance or guarantees. Primarily, these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. The Portfolio's investments in privately-issued mortgage-related securities are limited to those rated in the two highest rating categories of a national rating organization (or unrated securities having a comparable rating assigned by the Manager).

           |_| Asset-Backed Securities. The Portfolio can buy asset-backed securities which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations, that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks, and the risks of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government and corporate debt securities the Portfolio can buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMO's or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Portfolio to dispose of its holdings at an acceptable price.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, collateralized mortgage obligations and other mortgage-related securities, as well as exchange-traded options, futures contracts and other hedging instruments the Portfolio can use may be considered "derivative investments." In addition to using hedging instruments, the Portfolio can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and securities market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by the Portfolio may be illiquid.

      |X| Hedging. The Portfolio can buy and sell certain kinds of futures contracts and call options, including options on futures and debt securities indices. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging investments in seeking its goal.

      The Portfolio could buy and sell options and futures for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates.

      Some of these strategies would hedge the Portfolio's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Portfolio's exposure to the securities market. Writing covered call options might also provide income to the Portfolio for liquidity purposes or to raise cash to distribute to shareholders.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Portfolio Turnover. The Portfolio can engage in some short-term trading to try to achieve its objective. While portfolio turnover may affect transaction costs the Portfolio pays, in most cases it does not pay brokerage commissions on debt securities it buys. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than $125 billion in assets as of March 31, 2000, including other mutual funds, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

|X| Portfolio Managers. The portfolio managers of the Portfolio are John Kowalik and David Negri. Each of them is a Vice-President of Panorama Series Fund, Inc. and a Senior Vice President of the Manager. Mr. Kowalik became a portfolio manager of the Portfolio on October 27, 1998. Prior to joining the Manager in July 1998, he was Managing Director and senior portfolio manager for Prudential Investments Global Fixed Income Group. Mr. Negri became a portfolio manager of the Portfolio in March 1996. He has been a portfolio manager for the Manager since July 1988. Each is also an officer and portfolio manager of other mutual funds.

|X| Advisory Fees. Under the investment advisory agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.525% of the first $300 million of average daily net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Portfolio's management fee for its last fiscal year ended December 31, 1999 was 0.53% of average daily net assets.

|X|    Possible  Conflicts  of  Interest.  The  Portfolio  offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which class of shares you are eligible to purchase. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
-------------------------------------------------------------------------------

      |_| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean New York time.

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Colorado.

      |X| Classes of Shares. The Portfolio may offer two different classes of shares. The class of shares offered by this Prospectus has no "name" designation. The other class is designated as Service shares. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

      This Prospectus may not be used to offer or sell Service shares. A description of the distribution and service plans that affect only Service shares of the Portfolio is contained in the Portfolio's prospectus that offers Service shares. That prospectus may be obtained without charge by contacting any participating insurance sponsor that offers Service shares of the Portfolio as an investment for its separate accounts. You can also obtain a copy from OppenheimerFunds Distributor, Inc., by calling toll-free 1.888.470.0861.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolio or its Transfer Agent to request redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Colorado. The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                             Year Ended December 31,
                                                    1999            1998          1997            1996(1)        1995
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.13           $1.11         $1.09           $1.07          $0.95
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .07             .06           .07             .07            .06
Net realized and unrealized gain (loss)                (.09)            .03           .02            (.05)           .12
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         (.02)            .09           .09             .02            .18
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                   (.06)           (.07)         (.07)             --(2)        (.06)
------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                        (.06)           (.07)         (.07)             --           (.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.05           $1.13         $1.11           $1.09          $1.07
                                                      =====           =====         =====           =====          =====
========================================================================================================================
Total Return, at Net Asset Value(3)                   (1.73)%          8.14%         8.82%           1.93%         18.91%
========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $20,150         $24,923       $23,719         $23,236        $24,309
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $22,683         $24,044       $23,034         $23,880        $23,157(4)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                  5.80%           5.64%         5.96%           6.11%          6.08%
Expenses                                               0.70%           0.68%(6)      0.67%(6)        0.62%(6)       0.71%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               14%             43%            0%              6%            55%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized for periods less than one full year. 6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $2,666,016 and $3,845,969, respectively.

                      Government Securities Portfolio

For More Information about Government Securities Portfolio: The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports. Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.888.470.0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or on the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.



SEC File No. 811-3255
PR613.0500 Printed on recycled paper.

                           Appendix to Prospectus of
                        Government Securities Portfolio


      Graphic  material  included in the  Prospectus of  Government  Securities
Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Government Securities Portfolio depicting the annual total returns of a hypothetical investment in Class A shares of the Portfolio for each of the calendar years since the Portfolio's inception. Set forth below are the relevant data points that will appear in the bar chart:


----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1993                        10.98%
----------------------------------------
----------------------------------------
1994                        -4.89%
----------------------------------------
----------------------------------------
1995                        18.91%
----------------------------------------
----------------------------------------
1996                         1.93%
----------------------------------------
----------------------------------------
1997                         8.82%
----------------------------------------
----------------------------------------
1998                         8.14%
----------------------------------------
----------------------------------------
1999                        -1.73%
----------------------------------------

-------------------------------------------------------------------------------

 Growth Portfolio
A Series of Panorama Series Fund, Inc.

-------------------------------------------------------------------------------

Prospectus dated May 1, 2000

      Growth  Portfolio is a mutual fund that seeks long-term growth of capital.
It  invests  mainly  in  common  stocks  with  low  price-earnings   ratios  and
better-than-anticipated earnings.

      Shares of the Portfolio are sold only as the underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as the investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product Prospectus) carefully before you invest and keep them for future reference about your investment.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolio
-------------------------------------------------------------------------------

           The Portfolio's Investment Objective and Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
-------------------------------------------------------------------------------

           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Strategies

What Is the  Portfolio's  Investment  Objective?  The Portfolio  seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

What Does the Portfolio Mainly Invest In? The Portfolio currently invests mainly in common stocks. The Portfolio can buy other equity investments, including preferred stocks, rights and warrants and securities convertible into common stocks. The Portfolio can buy securities of U.S. and foreign companies of different capitalization ranges, although there are limits on the Portfolio's investments in foreign securities.

      The Portfolio can also invest (normally, not more than 10% of its net assets) in debt securities, such as U.S. government securities and corporate debt obligations, including corporate bonds amd convertible bonds rated below as low as "B" by Moody's Investors Service, Inc. or Standard and Poor's Rating Group or other rating services. The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Portfolio, the portfolio managers use a disciplined value approach. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below: |_| The portfolio managers use a quantitative valued-oriented investment discipline to identify undervalued stocks or stocks out of favor in the market that they believe have potential for improved performance. They then conduct "fundamental" analysis of an issuer's business prospects and financial condition to search for stocks that they believe have the best growth potential.
|_| First they use quantitative tools to identify a universe of stocks that have low price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index. Next they search that universe for stocks having characteristics suggesting the potential for improved price performance - for example, better-than-expected earnings reports.
|_| The portfolio managers use internal research and analysis by other market analysts to identify stocks within the selected universe that may provide growth opportunities. The expectation is that the stock will increase in value when the market re-evaluates the issuer's earnings expectations and price/earnings ratio.
           |_| If the P/E ratio of a stock held by the Portfolio moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating (for example, the issuer reports a material earnings disappointment), the portfolio managers will consider selling the stock.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing current income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments in stocks are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective.

      These risks collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Portfolio will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio currently focuses its investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio currently emphasizes investments in stocks of U.S. issuers, it will be affected by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Portfolio invests mainly in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

      The Manager may increase the relative emphasis of the Fund's investments in a particular industry from time to time. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio has increased the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

How Risky is the Portfolio Overall? In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down substantially. Growth stocks may be more volatile than other equity securities. The Portfolio does not typically invest to a great extent in income-oriented investments to help cushion the Portfolio's total return from changes in stock prices. The Portfolio generally may be less volatile than aggressive growth stock funds, but its share price may be more volatile than funds that invest in a mix of stocks and bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compared to those of a broad-based market index. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period 1/1/00 through 3/31/00, the Portfolio's cumulative return (not annualized) was ____%. Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 18.48% (4QTR98) and the lowest return (not annualized) for a calendar quarter was -18.08% (3QTR90).

--------------------------------------------------------------------

Average    Annual
Total     Returns
for  the  periods
ended    December      1 Year          5 Years          Life of
31, 1999                                               Portfolio
--------------------------------------------------------------------
--------------------------------------------------------------------
Growth  Portfolio
(inception  date:       -3.76%           16.70%           14.02%
1/21/82)
--------------------------------------------------------------------
--------------------------------------------------------------------
S&P   500   Index
(from 12/31/89)         21.03%           28.54%           18.19%
--------------------------------------------------------------------

The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests primarily in stocks, its performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Portfolio may have investments that vary from the index.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.


About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      The Portfolio's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the Portfolio does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Growth Stock Investments. The Portfolio invests primarily in a diversified portfolio of common stocks of issuers that may be of small, medium or large capitalization, to seek capital growth. Growth companies, for example, may be developing new products or services, or they may be expanding into new markets for their products. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends and may not pay any dividends for some time. The Manager looks for stocks of growth companies for the Portfolio that the Manager believes will increase in value over time.

    The Fund does not limit its investments to issuers in a particular market capitalization range or ranges, although it currently focuses on large-cap and mid-cap issuers. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large-cap issuers tend to be less volatile than the prices of mid-cap and small-cap companies in the short term, but these companies may not afford the same growth opportunities as mid-cap and small-cap companies.

Industry Focus. Stocks of issuers in a particular industry might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has a greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      |X| Portfolio Turnover. The Portfolio ordinarily does not engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.
      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock.

      The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations. Securities rated below "Baa" by Moody's or "BBB" by Standard & Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities. However, although many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature, and in that case their rating has less impact on the investment decision than in the case of other debt securities. These investments are subject to the Fund's policy of limiting its debt investments under normal circumstances to not more than 10% of its assets.

      |X| Debt Securities. Under normal market conditions, the Portfolio can invest in debt securities, such as securities issued or guaranteed by the U.S. government or its agencies and federally-chartered corporate entities referred to as "instrumentalities." The Portfolio can also buy foreign government securities, and foreign and domestic corporate bonds and debentures. Normally these investments, including convertible debt securities, are limited to not more than 10% of the Portfolio's net assets.

      The Portfolio can buy debt securities of any maturity and typically holds some short-term notes for liquidity purposes. The Portfolio can buy debt securities that are rated by nationally- recognized rating organizations as well as unrated debt securities assigned an equivalent rating by the Manager. The Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be below-investment grade securities (sometimes called "junk bonds") rated as low as "B" as described above in "Other Equity Securities."

           |_| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. U.S. government securities are subject to little credit risk. While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment grade securities.

      These securities may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price when the Portfolio wants to sell them. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities.

           |_| Interest Rate Risks. The prices of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X| Risks of Foreign Investing. The Portfolio can buy securities of companies or governments in any country, developed or underdeveloped. As a fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are:
           |_| issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, |_| assumed or guaranteed by domestic issuers (including Eurodollar securities), or |_| issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.

    While foreign securities offer special investment opportunities, they also have special risks. The change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. companies are subject. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Portfolio might use may be considered "derivative investments." The Portfolio has limits on the amount of particular types of derivatives it can hold. Currently the Portfolio does not use those types of investments to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Certain derivative investments held by the Portfolio may be illiquid. If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. Using derivatives could increase the volatility of the Portfolio's share prices.

      |X| Hedging. The Portfolio can write exchange-traded covered calls on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Temporary Defensive Investments. In times of unstable market or economic conditions, the Portfolio can invest up to 100% of its assets in temporary defensive investments. Generally they would be high-quality, short-term money market instruments, such as U.S. government securities, highly-rated commercial paper, short-term corporate debt obligations, bank deposits or repurchase agreements. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. To the extent the Portfolio invests defensively in these securities, it may not achieve its investment objective of capital growth.


How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has been an investment adviser since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $125 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. The portfolio managers of the Portfolio are Charles Albers and Nikolaos Monoyios, who are also Vice Presidents of the
Company. They are the persons primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Albers is a Senior Vice President of the Manager and Mr. Monoyios is a Vice President of the Manager. Prior to joining the Manager in April 1998, they were portfolio managers at Guardian Investor Services (from 1972 and 1979, respectively), the investment management subsidiary of The Guardian Life Insurance Company.

      |X| Advisory Fees. Under the Investment Advisory Agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $300 million of average daily net assets of the Portfolio, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Portfolio's management fee for its last fiscal year ended December 31, 1999, was 0.52% of average annual net assets.

      |X| Possible Conflicts of Interest. The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.


Investing in the Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which class of shares you are eligible to purchase. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
-------------------------------------------------------------------------------

      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean New York time.

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Colorado.

      |X| Classes of Shares. The Portfolio may offer two different classes of shares. The class of shares offered by this Prospectus has no "name" designation. The other class is designated as Service shares. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

      This Prospectus may not be used to offer or sell Service shares. A description of the distribution and service plans that affect only Service shares of the Portfolio is contained in the Portfolio's prospectus that offers Service shares. That prospectus may be obtained without charge by contacting any participating insurance sponsor that offers Service shares of the Portfolio as an investment for its separate accounts. You can also obtain a copy from OppenheimerFunds Distributor, Inc., by calling toll-free 1.888.470.0861.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolio or its Transfer Agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Colorado. The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                                              1999            1998          1997            1996(1)     1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                             $3.27           $3.45         $2.98           $2.53       $1.97
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .05             .04           .04             .04         .04
Net realized and unrealized gain (loss)                           (.17)            .26           .69             .43         .71
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                    (.12)            .30           .73             .47         .75
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.04)           (.04)         (.03)           (.01)       (.04)
Distributions from net realized gain                              (.12)           (.44)         (.23)           (.01)       (.15)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   (.16)           (.48)         (.26)           (.02)       (.19)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $2.99           $3.27         $3.45           $2.98       $2.53
                                                                 =====           =====         =====           =====       =====
================================================================================================================================
Total Return, at Net Asset Value(2)                              (3.76)%          8.43%        26.37%          18.87%      38.06%
================================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $668,139        $918,871      $831,371        $586,222    $405,935
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $808,715        $877,874      $721,555        $494,281    $303,193(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                             1.28%           1.16%         1.38%           1.63%       2.01%
Expenses                                                          0.53%           0.53%(5)      0.54%(5)        0.58%(5)    0.66%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                         132%             98%           92%             83%         69%



1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion. 4. Annualized for periods less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,004,973,144 and $1,207,551,336, respectively.

For More Information on the Growth Portfolio:
The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.888.470.0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SEC File No. 811-3255
PR0608.0500  Printed on recycled paper.

                 Panorama Series Fund, Inc. - Growth Portfolio


      Graphic material included in the Prospectus of Growth Portfolio: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Growth Portfolio (the "Fund") depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

--------------------------------------------------
Calendar  Year  Ended     Annual Total Return
12/31
--------------------------------------------------
--------------------------------------------------
1989                            35.81%
--------------------------------------------------
--------------------------------------------------
1990                            -7.90%
--------------------------------------------------
--------------------------------------------------
1991                            37.53%
--------------------------------------------------
--------------------------------------------------
1992                            12.36%
--------------------------------------------------
--------------------------------------------------
1993                            21.22%
--------------------------------------------------
--------------------------------------------------
1994                            -0.51%
--------------------------------------------------
--------------------------------------------------
1995                            38.06%
--------------------------------------------------
--------------------------------------------------
1996                            18.87%
--------------------------------------------------
--------------------------------------------------
1997                            26.37%
--------------------------------------------------
--------------------------------------------------
1998                              8.43%
--------------------------------------------------
--------------------------------------------------
1999                             -3.76%
--------------------------------------------------

-------------------------------------------------------------------------------

 Oppenheimer International Growth Fund/VA
A Series of Panorama Series Fund, Inc.

-------------------------------------------------------------------------------

Prospectus dated May 1, 2000

      Oppenheimer International Growth Fund/VA is a mutual fund that seeks long-term growth of capital. It emphasizes investments in common stocks and securities of foreign companies. Prior to October 1, 1999, the Fund was named International Equity Portfolio.

      Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Fund as an investment under that insurance product.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Fund
-------------------------------------------------------------------------------

           The Fund's Investment Objective and Strategies

           Main Risks of Investing in the Fund

           The Fund's Past Performance

           About the Fund's Investments

           How the Fund is Managed


           Investing in the Fund
-------------------------------------------------------------------------------

           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Fund

The Fund's Investment Objective and Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

What Does the Fund Mainly Invest In? The Fund currently invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges. They can include both smaller, less-well-known companies and larger, more established companies that the portfolio managers believe have favorable prospects for capital growth relative to the market.

      The Fund does not limit its investments to issuers within a specific market capitalization range. Although the Fund currently has an emphasis on mid-size companies, the Fund's emphasis may change over time. It can invest up to 25% of its total assets in emerging markets and can invest without limit in developed markets throughout the world. The Fund may increase the relative emphasis of its investments in one or more industries, countries, or regions from time to time, such as Europe or Asia, for example.

      The Fund can also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund can invest up to 20% of its total assets in debt securities when the portfolio managers believe that it is appropriate to do so in order to seek the Fund's objective. The Fund typically does not invest in debt securities to a significant degree. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or Sell? In selecting securities for the Fund, the Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of general or industry trends. This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

      In seeking broad diversification of the Fund's investment holdings, the portfolio manager currently focuses on the factors below, which may vary in particular cases and may change over time. The portfolio manager currently searches for: |_| Companies that enjoy a strong competitive position and high demand for their products and services,
|_|   Companies that participate in markets with  substantial  barriers against entry by potential competitors,
|_| Well-financed companies that are entering a growth cycle, and |_| Companies with accelerating earnings growth and cash flow.


      In applying these and other selection criteria, the portfolio manager considers the potential effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from global trends. The trends, or "global themes," currently considered include telecommunications/media expansion, emerging consumer markets, infrastructure development, natural resources, corporate restructuring, capital market development, health care and biotechnology, and efficiency enhancing technologies and services. The portfolio manager does not invest a fixed amount of the Fund's assets according to these themes and this strategy and the themes that are considered may change over time.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from foreign stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both emerging and developed foreign countries. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing income. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.

      Stocks of growth companies may provide greater opportunities for capital appreciation but may be more volatile than other stocks. That volatility is likely to be even greater for companies with lower capitalizations because their securities may not be widely traded. The Fund can buy securities of issuers in emerging or developed foreign markets that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

      However, changes in the market prices of securities can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks of foreign companies, the value of the Fund's investment holdings will be affected by changes in the foreign stock markets and the special economic and other factors that might primarily affect the prices of securities in particular foreign markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's investments change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.


      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values can be expected to fluctuate in response to events affecting that industry.

      |X| Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The Fund can buy securities of companies (or governments) in any country, including developed countries and emerging markets. Under normal market conditions (when the Manager believes that the stock markets are not in an unstable or volatile period) the Portfolio will invest at least 90% of its total assets in equity securities of issuers located outside the U.S.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. To the extent that the Fund increases the relative emphasis of its investment holdings in companies in a particular country or region, it will be subject to the risks of political or economic events that affect that country or region.

!     Special  Risks of  Emerging  Markets.  Securities  of issuers in emerging markets present
      risks not found in more mature markets. They may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems, and investments in those markets may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. As a result of these risk factors, these investments may be very speculative.

      How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

In the short term, foreign stocks can be volatile and the price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive or liquidity purposes. The Fund is generally an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving long-term capital appreciation. It is likely to be subject to greater fluctuations in its share prices than funds that do not invest in foreign securities (especially emerging market securities) or funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period 1/1/00 through 3/31/00, the Portfolio's cumulative return (not annualized) was 16.60%. Charges that apply to separate accounts investing in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 36.91% (4 QTR99) and the lowest return for a calendar quarter was -12.90% (3QTR98).

--------------------------------------------------------------------


Average      Annual
Total  Returns  for
the  periods  ended     1 Year         5 Years          Life of
December 31, 1999                                      Portfolio
--------------------------------------------------------------------
--------------------------------------------------------------------
Oppenheimer
International
Growth Fund/VA          50.37%          19.38%          14.79%
(inception:
5/13/92)
--------------------------------------------------------------------
--------------------------------------------------------------------

MSCI EAFE Index         27.30%          13.15%          13.55%*
--------------------------------------------------------------------
* The "life-of-Fund" index performance is shown from 4/30/92. The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in foreign stocks, the Fund's performance is compared to the Morgan Stanley Capital International EAFE Index, an unmanaged index of equity securities listed on 20 principal stock markets of Europe, Asia and Australia. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Fund may invest in markets other than those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.




About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a large percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry.

      |X| Growth Stock Investments. The Fund emphasizes investments in common stocks of foreign companies that the Manager believes have growth potential. Growth companies can be new or established companies that may be developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Current examples include companies in the fields of telecommunications, pharmaceuticals, computer software, and new consumer products.

      Growth  companies  may  be  applying  new  technology,   new  or  improved
distribution techniques or developing new services that might enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than competitors.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they might not emphasize paying dividends, and might not pay any dividends for some time. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over the long term, relative to the overall stock market. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results or they may be subject to more volatility because of investor speculation about the issuer's prospects.

      |X| Foreign Securities. The Fund can buy stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. The Fund considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts (ADRs) or similar depository arrangements to be "foreign securities" for purposes of its investment allocations. The Fund can also buy debt securities issued by foreign companies, but they would primarily be convertible securities. It can buy debt securities issued by foreign governments or their agencies, but these are not expected to be a main investment strategy of the Fund.

      The Fund can invest up to 25% of its total assets in securities of companies based in "emerging" markets. An issuer is considered by the Fund to be located in an emerging market if: o the issuer is organized under the law of an emerging country; o the issuer's principal securities trading market is in an emerging market; or
o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived (directly or indirectly) from assets or activities located in emerging markets.

      |X| Portfolio Turnover. The Portfolio ordinarily does not engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

      |X| Special Fund Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

      |X| Can the Fund's Investment Objective and Policies Change? The Fund's Board of Directors may change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders.
Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

      |X| Investing in Special Situations. At times the Fund might use aggressive investment techniques. These might include seeking to benefit from what the portfolio manager perceives to be "special situations," such as mergers, reorganizations or other unusual events expected to affect a particular issuer. However, there is a risk in investing in special situations that the change or event might not occur, which could have a negative impact on the price of the issuer's security. The Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

      |X| Cyclical Opportunities. The Fund might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund focuses on seeking growth over the long term but on occasion might seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is the risk that those securities might lose value when the issuer or industry is out of phase in the business cycle.

      |X| Debt Securities. The Fund can also invest up to 20% of its total assets in debt securities when the Manager believes that it is appropriate in seeking the Fund's objective. The Fund can buy debt securities issued by foreign governments, by supranational organizations such as the World Bank, or by companies. Those debt securities may be rated or unrated. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade. Those lower-rated debt securities are commonly called "junk bonds," and have greater risks of default than investment-grade securities. The Fund currently does not intend to invest more than 5% of its total assets in securities rated below investment grade.

           |_| Convertible Securities. While the Fund emphasizes investments in common stocks, it can also buy securities convertible into common stock. Although some convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature and in those cases their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible debt securities, like other debt securities, are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will be affected inversely by changes in prevailing interest rates).

      The Fund does not expect that its holdings of convertible securities (or other debt securities) will normally represent more than 5% of its total assets. The Fund can buy below-investment-grade convertible debt securities, which are subject to greater risks of default than investment-grade securities. To the extent the Fund buys debt securities it will focus primarily on investment-grade securities.

      |X| Investing in Domestic Securities. The Fund does not expect to invest more than 10% of its assets in securities of U.S. issuers as part of its normal investment program. However, it can hold common and preferred stocks as well as debt securities of U.S. companies, and can also invest in U.S. corporate and government debt securities for defensive and liquidity purposes.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That might make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments. The Fund can use a number of different kinds of "derivative" investments, although it does not do so currently to a significant degree and is not required to use them to seek its goal. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, exchange-traded options, futures contracts, forward contracts and other hedging instruments the Fund might use can be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value.

           |_| There are Special Risks in Using Derivative Investments. Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline.

      The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices. As a result of these risks the Fund could realize less return from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

      |X| Hedging. The Fund can buy and sell certain kinds of futures contracts, forward contracts, and exchange-traded call options, including call options on futures contracts, foreign currencies and broadly-based securities indices. These are all referred to as "hedging instruments." Although the Fund can use forward contracts, options or futures to hedge foreign currency risks when buying and selling securities, it does not currently use them or other types of hedging extensively and does not use hedging instruments for speculative purposes. It has limits on its use of hedging. The Fund is not required to use hedging instruments in seeking its goal.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options could be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper in the top two rating categories of national rating organizations), money market instruments, short-term debt securities, U.S. or foreign government securities, or repurchase agreements. They can also include other investment grade debt securities. The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or investment securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital growth.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than $125 billion in assets as of March 31, 2000, including other investment companies, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is George Evans. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 1, 1999. He is a Vice President of the Fund and of the Manager. He serves as an officer and portfolio manager of other Oppenheimer funds, and has been employed by the Manager since 1990. Prior to October 1, 1999, the Manager had engaged a sub-advisor to manage the Fund's portfolio.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the fiscal year ended December 31, 1999, was 1.0% of average annual net assets.

Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.




INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which class of shares you are eligible to purchase. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent.
-------------------------------------------------------------------------------

      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean New York time.

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Fund's Board of Directors has established procedures to value the Fund's securities to determine the Fund's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments might change significantly on days when shares of the Fund cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Colorado.


      |X| Classes of Shares. The Portfolio may offer two different classes of shares. The class of shares offered by this Prospectus has no "name" designation. The other class is designated as Service shares. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

      This Prospectus may not be used to offer or sell Service shares. A description of the distribution and service plans that affect only Service shares of the Portfolio is contained in the Portfolio's prospectus that offers Service shares. That prospectus may be obtained without charge by contacting any participating insurance sponsor that offers Service shares of the Portfolio as an investment for its separate accounts. You can also obtain a copy from OppenheimerFunds Distributor, Inc., by calling toll-free 1.888.470.0861.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its Transfer Agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Colorado. The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than 7 days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.


Dividends, Capital Gains and Taxes

    |X| Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                                                 1999         1998           1997          1996(1)       1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                $1.57        $1.36         $1.29         $1.15         $1.09
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                  --(2)       .01           .01           .02           .03
Net realized and unrealized gain                                      .77          .25           .09           .13           .08
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                               .77          .26           .10           .15           .11
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.01)        (.01)         (.01)         (.01)         (.04)
Distributions from net realized gain                                 (.03)        (.04)         (.02)            -          (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.04)        (.05)         (.03)         (.01)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $2.30        $1.57         $1.36         $1.29         $1.15
                                                                    =====        =====         =====         =====         =====

================================================================================================================================
Total Return, at Net Asset Value(3)                                 50.37%       19.40%         8.11%        13.26%        10.30%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $147,345     $103,404       $82,257       $62,585       $45,775
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $107,403     $ 94,651       $73,318       $56,893       $37,474(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                                0.17%        0.68%         0.72%         0.76%         1.61%
Expenses                                                             1.08%        1.09%(6)      1.12%(6)      1.21%(6)      1.26%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                            127%          48%           49%           54%           85%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized for periods less than one full year. 6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $133,197,869 and $137,478,833, respectively.


                 Oppenheimer International Growth Fund/VA

For More Information about Oppenheimer International Growth Fund/VA:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.888.470.0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

SEC File No. 811-3255
PR616.0500  Printed on recycled paper.

                           Appendix to Prospectus of
                   Oppenheimer International Growth Fund/VA


      Graphic material included in the Prospectus of Oppenheimer International Growth Fund/VA: "Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer International Growth Fund/VA depicting the annual total returns of a hypothetical investment in shares of the Fund for each of the calendar years since the Fund's inception. Set forth below are the relevant data points that will appear in the bar chart:


----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1993                        21.80%
----------------------------------------
----------------------------------------
1994                        -1.44%
----------------------------------------
----------------------------------------
1995                        10.30%
----------------------------------------
----------------------------------------
1996                         13.26%
----------------------------------------
----------------------------------------
1997                          8.11%
----------------------------------------
----------------------------------------
1998                         19.40%
----------------------------------------
----------------------------------------
1999                         50.37%
----------------------------------------

-------------------------------------------------------------------------------

 Total Return Portfolio
A Series of Panorama Series Fund, Inc.

-------------------------------------------------------------------------------

Prospectus dated May 1, 2000

      Total Return Portfolio is a mutual fund that seeks to maximize total investment return by allocating its assets among investments in stocks, corporate bonds, U.S. government securities and money market instruments.

      Shares of the Portfolio are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolio as an investment under that insurance product.

      This Prospectus contains important information about the Portfolio's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolio's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolio
-------------------------------------------------------------------------------

           The Portfolio's Investment Objective and Strategies

           Main Risks of Investing in the Portfolio

           The Portfolio's Past Performance

           About the Portfolio's Investments

           How the Portfolio is Managed


           Investing in the Portfolio
-------------------------------------------------------------------------------

           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolio

The Portfolio's Investment Objective and Strategies

What Is the Portfolio's Investment Objective? The Portfolio seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.

What Does the Portfolio Invest In? The Portfolio invests mainly in common stocks, corporate bonds, U.S. government securities (including mortgage-related securities), and short-term notes. The Portfolio's investment Manager, OppenheimerFunds, Inc., can allocate the Portfolio's investments among these different types of securities in different proportions at different times to seek the Portfolio's goal. That allocation is based on the Manager's judgment of where the best opportunities are after evaluating market and economic conditions.

      Normally, at least 25% of the Portfolio's total assets will be invested in fixed income senior securities. Otherwise, the Portfolio is not required to allocate its investments among stocks, corporate bonds, U.S. government securities and money market instruments in any fixed proportion and the relative weighting of those asset classes in the Portfolio's holdings will change over time. Therefore, the Portfolio might have some of its assets invested in each asset class or it might not invest in certain asset classes at times.

o Stocks. The Portfolio can buy a variety of domestic and foreign stocks and other equity investments, including common and preferred stocks, warrants and securities convertible into common stock. The Portfolio can buy securities of companies of different market capitalization ranges. There are limits on the Portfolio's investments in foreign securities.

o     Debt  Securities.   The  Portfolio  can  invest  in  a  variety  of  debt
        securities, including
securities issued or guaranteed by the U.S. government and its agencies and federally-chartered corporate entities referred to as "instumentalities." The
Portfolio can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. government or private issuers. It can also buy municipal securities, foreign government securities, and domestic and foreign corporate debt obligations. The Portfolio can buy bonds rated below investment grade (these are commonly called "junk bonds"), but currently limits these investments to not more than 5% of its assets.

o     Money  Market   Instruments.   The   Portfolio   can  hold  money  market
        instruments, such
as short-term U.S. government securities, commercial paper and bank instruments as part of its normal investment program, or for cash management purposes or as a defensive investment when the Manager believes that the securities markets are unstable.

      The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolio's Investments," below.


      |X| How Do the Portfolio Managers Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Portfolio, the portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Portfolio's investments over different asset classes. In selecting stocks for the Portfolio, the portfolio managers use a disciplined value investment style. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below: |_| The portfolio managers use a quantitative analysis of the equity and debt securities markets to help determine the allocation of the Portfolio's investments among the asset classes. They analyze market trends, general economic data and relative performance of the asset classes in which the Portfolio can invest. For example, during periods of slowing corporate growth rates, they might shift more assets to bonds and other fixed-income securities.
|_| In selecting stocks, they use value investing techniques to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index.
|_|   The portfolio  managers use both quantitative and fundamental  analytical tools, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings than analysts have expected (this
           is  called   "positive   earnings   surprise")  or  other  favorable
           characteristics.  The expectation is that these stocks will increase
           in  value  when  the  market   re-evaluates   the  issuers  and  the
           price/earnings ratios of their stocks.
|_| If the P/E ratio of a stock held by the Portfolio moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if the issuer's business fundamentals deteriorate, the portfolio managers will consider selling the stock.
|_| In selecting bonds, the portfolio managers normally expect that portion of the Portfolio's investment holdings to have an average maturity (measured on a dollar-weighted basis) of between 6 and 14 years.

Who Is the Portfolio Designed For? The Portfolio's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Portfolio invests a portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the Portfolio's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income. The Portfolio is not a complete investment program.

Main Risks of Investing in the Portfolio

      All investments carry risks to some degree. The Portfolio's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Portfolio's investment Manager, OppenheimerFunds, Inc., will cause the Portfolio to underperform other funds having similar objectives.

|X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because the Portfolio typically has substantial investments in common stocks, the value of the Portfolio's investment holdings will be affected by changes in the stock markets. Market risk will affect the Portfolio's net asset value per share, which will fluctuate as the values of the Portfolio's investments change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Portfolio's stock investments are in U.S. issuers, its share price will be affected by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Portfolio invests in securities of large companies but it can also buy stocks of small and medium-size companies, which may have more volatile stock prices than stocks of large companies.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry, its share values can fluctuate in response to events affecting that industry.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Portfolio's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Portfolio's shares may be reduced. While the Portfolio's investments in U.S. government securities are subject to little credit risk, the Portfolio's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |X| Interest Rate Risks. The prices of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Portfolio's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities.

      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall) and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, the Portfolio can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose the portion of its principal investment represented by the premium the Portfolio paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

      |X| There are Special Risks in Using Derivative Investments. The Portfolio can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities and CMOs, asset-backed securities and "stripped" securities are examples of derivatives the Portfolio can use.

      If the issuer of the derivative does not pay the amount due, the Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Portfolio's share price could decline or the Portfolio could get less income than expected. The Portfolio has limits on the amounts of particular types of derivatives it can hold. However, using derivatives can cause the Portfolio to lose money on its investments and/or increase the volatility of its share prices.

      How Risky is the Portfolio Overall? The risks described above collectively form the risk profile of the Portfolio and can affect the value of the Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolio. When you redeem your shares, they may be worth more or less than what you paid for them.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events. There is no assurance that the Portfolio will achieve its investment objective. In the short term, the stock markets can be volatile, and the price of the Portfolio's shares will go up and down as a result. The Portfolio's income-oriented investments may help cushion the Portfolio's total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change. The Portfolio seeks to reduce the effects of these risks by diversifying its investments over different asset classes. The Portfolio may be less volatile than funds that invest only in stocks but may be more volatile than funds that invest solely in investment grade bonds.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's Past Performance

The bar chart and table below show one measure of the risks of investing in the Portfolio, by showing changes in the Portfolio's performance from year to year for the last ten calendar years and by showing how the average annual total returns of the Portfolio's shares compare to those of broad-based market indices. The Portfolio's past investment performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period 1/1/00 through 3/31/00, the Portfolio's cumulative return (not annualized) was ____%. Charges imposed by the separate accounts that invest in the Portfolio are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 12.35% (4QTR98) and the lowest return (not annualized) for a calendar quarter was 8.36% (3QTR90).

--------------------------------------------------------------------

Average    Annual
Total     Returns
for  the  periods
ended    December      1 Year          5 Years          Life of
31, 1999                                               Portfolio
--------------------------------------------------------------------
--------------------------------------------------------------------
Total      Return
Portfolio               -1.54%           12.24%           11.22%
(inception:
9/30/82)
--------------------------------------------------------------------
--------------------------------------------------------------------
S&P   500   Index
(from: 12/31/89)        21.03%           28.54%           18.19%
--------------------------------------------------------------------
--------------------------------------------------------------------
Merrill     Lynch
Corporate/
Gov't      Master       -2.05%            7.61%            7.70%
Index      (from:
12/31/89)
--------------------------------------------------------------------

The Portfolio's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Portfolio invests in stocks and bonds, its performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Portfolio may have investments that vary from the indices.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.

About the Portfolio's Investments

The Portfolio's Principal Investment Policies. The allocation of the Portfolio's investment holdings among the different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Portfolio's holdings might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Portfolio's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, the Portfolio does not concentrate 25% or more of its investments in any one industry.

      |X| Stocks and Other Equity Investments. The Portfolio can invest in the equity securities of issuers that may be of small, medium or large capitalization, to seek total investment return. The Portfolio's stock investments mainly are common stocks but it can also invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Portfolio can buy securities issued by domestic or foreign companies. However, the Portfolio's investments in stocks are currently focused on those of U.S. issuers.

           |_| Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities. The Portfolio's investments in convertible securities may include securities rated as low as "B" by Moody's Investor Services, Inc. or Standard & Poor's Rating Service or that have comparable ratings by other national rating organizations or, if they are unrated, assigned by the Manager. Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment grade securities.

      |X| Corporate Bonds and U.S. Government Securities. The Portfolio can buy debt securities that are rated by nationally-recognized rating organizations as well as unrated securities assigned an equivalent rating by the Manager. The Portfolio's debt investments may be "investment grade" (that is, in the four highest rating categories of a national rating organization) or may be securities that are below investment grade (sometimes called "junk bonds"), rated as low as "B," as described above in "Convertible Securities." The Portfolio does not invest more than 10% of its total assets in unrated debt securities.

      While the Portfolio can invest as much as 20% of its total assets in debt securities and preferred stocks rated below investment-grade, currently it does not intend to invest more than 5% of its total assets in these investments. While the Portfolio is not required to sell a bond that falls below that rating after the Portfolio buys it, the Manager will monitor the Portfolio's holdings to determine whether to sell these securities.

           |_| Special Credit Risks of Lower-Grade Securities. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. While investment-grade securities are subject to risks of non-payment of principal and interest, in general higher-yielding, lower-grade bonds, whether rated or unrated, have greater risks of default than investment-grade securities. U.S. government securities are subject to little credit risk. Because the Portfolio can invest in securities rated below investment grade to seek high income, the Portfolio's credit risks are greater than those of Portfolios that buy only investment grade bonds.

      Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These securities may be subject to greater market fluctuations than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Portfolio's net asset value per share could be reduced by declines in value of these securities, and it might not earn the income it expects.

           |_| U.S. Government Securities. The Portfolio can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this Prospectus. They can include CMOs and other mortgage-related securities.

o     U.S.   Treasury   Obligations.   These  include  Treasury  bills  (having
             maturities of
one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Portfolio can buy U. S. Treasury securities that have been "stripped" of the interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to maturity are subject to interest rate risk.

o     Obligations  of U.S.  Government  Agencies  or  Instrumentalities.  These
             include
direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

o     Mortgage-Related  U.S.  Government  Securities.  The  Portfolio  can  buy
             interests
in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's total return.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

           |_| Private-Issuer Mortgage-Backed Securities. The Portfolio can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers as well as the interest rate risks and prepayment risks of CMOs, discussed above, although in some cases they may be supported by insurance or guarantees. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.

           |_| Asset-Backed Securities. The Portfolio can buy asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks, and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X|  Money  Market  Instruments  and  Short-Term  Debt  Securities.   The
Portfolio can invest in a variety of short-term debt obligations having a maturity of one year or less. These include:
           |_| Money market instruments, which in general are debt obligations rated in the top two rating categories of national rating organizations (or that are unrated instruments that have equivalent ratings assigned by the Manager). Examples include commercial paper of domestic issuers or foreign companies (if the foreign issuers have assets of $1 billion or more).
           |_|  Short-term   debt   obligations  of  the  U.S.   government  or
corporations.
           |_| Obligations of domestic or foreign banks or savings and loan associations, such as certificates of deposit and bankers' acceptances.

      The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, this strategy might help preserve principal but might reduce opportunities to seek growth of capital as part of the Portfolio's objective of total return. Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. Under abnormal market conditions, the Portfolio could invest up to 100% of its assets in those instruments for defensive purposes.

      |X| Portfolio Turnover. The Portfolio ordinarily does not engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Portfolio pays. The Financial Highlights table at the end of this Prospectus shows the Portfolio's portfolio turnover rates during prior fiscal years.

      |X| Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can the Portfolio's Investment Objective and Policies Change? The Portfolio's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares. The Portfolio's investment objective is not a fundamental policy, but will not be changed by the Portfolio's Board of Directors without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Portfolio can also use the investment techniques and strategies described below. The Portfolio might not always use all of them. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

      |X| Foreign Investing. The Portfolio can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a fundamental policy, the Portfolio cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction the Portfolio can invest up to 25% of its total assets in foreign equity or debt securities that are: |_| issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
|_|   assumed  or  guaranteed  by  domestic   issuers   (including   Eurodollar
             securities), or
|_| issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on The New York Stock Exchange.

      While foreign securities offer special investment opportunities, there are also special risks, such as foreign taxation, risks of delays in settlements of securities transactions, and the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That might make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Derivative Investments. The Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, mortgage-related securities, inverse floaters, CMOs and certain hedging instruments the Portfolio might use may be considered "derivative investments."

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by the Portfolio may be illiquid.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Portfolio buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for the Portfolio to dispose of its holdings at an acceptable price.

      |X| Hedging. The Portfolio can write exchange-traded covered call options on securities, futures and stock indices, and can buy and sell certain kinds of futures contracts and forward contracts. These are all referred to as "hedging instruments." The Portfolio does not use hedging instruments for speculative purposes, and has limits on its use of them. The Portfolio is not required to use hedging instruments in seeking its goal and currently does not use them to a significant degree.

      Options trading involves the payment of premiums and has special tax effects on the Portfolio. There are also special risks in particular hedging strategies. For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

How the Portfolio Is Managed

The Manager. The Manager chooses the Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than $125 billion in assets as of March 31, 2000, including other mutual funds, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| Portfolio Managers. The portfolio managers of the Portfolio are Patrick Bisbey, David Dalzell and Stephen Libera. They are the persons primarily responsible for the day-to-day management of the Portfolio's investments. Messrs. Bisbey and Dalzell became portfolio managers on March 1, 2000, and Mr. Libera has been a portfolio manager of the Portfolio since 1982. Mr. Bisbey is a Managing Director and Manager of Trading and Portfolio Operations (since June, 1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp. Mr. Dalzell is a research analyst and trader with Trinity (since November, 1985), prior to which he was a financial consultant with Merrill Lynch Pierce Fenner & Smith Incorporated and a trader for First Chicago Trading Consultants. Mr. Libera has been a portfolio manager of the Portfolio since 1982 and is a Vice President of the Manager. Before joining the Manager in 1996, Mr. Libera was employed as a portfolio manager by Connecticut Mutual Life Insurance Company. Each is a Vice President of the Company.

      |X| Advisory Fees. Under the investment advisory agreement, the Portfolio pays the Manager an advisory fee at an annual rate that declines on additional assets as the Portfolio grows: 0.625% of the first $600 million of average daily net assets of the Fund, and 0.450% of average daily net assets in excess of $600 million. The Portfolio's management fee for its last fiscal year ended December 31, 1999, was 0.54% of average annual net assets for each class of shares.

      |X| Possible Conflicts of Interest. The Portfolio offers its shares to separate accounts of different insurance companies as an investment for their variable annuity, variable life and other investment product contracts. While the Portfolio does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolio through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Portfolio's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Investing In The Portfolio

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolio may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolio directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which class of shares you are eligible to purchase. The Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Portfolio through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolio's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
-------------------------------------------------------------------------------

      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolio does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean New York time.

      The net asset value per share is determined by dividing the value of the Portfolio's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Portfolio's Board of Directors has established procedures to value the Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolio's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Portfolio shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Colorado.

      |X| Classes of Shares. The Portfolio may offer two different classes of shares. The class of shares offered by this Prospectus has no "name" designation. The other class is designated as Service shares. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

      This Prospectus may not be used to offer or sell Service shares. A description of the distribution and service plans that affect only Service shares of the Portfolio is contained in the Portfolio's prospectus that offers Service shares. That prospectus may be obtained without charge by contacting any participating insurance sponsor that offers Service shares of the Portfolio as an investment for its separate accounts. You can also obtain a copy from OppenheimerFunds Distributor, Inc., by calling toll-free 1.888.470.0861.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Portfolio or its Transfer Agent to request a redemption of Portfolio shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Portfolio's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Colorado. The Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Portfolio intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Directors. The Portfolio has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Portfolio shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolio will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolio may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Portfolio under your contract or policy.

Financial Highlights

The  Financial  Highlights  Table  is  presented  to  help  you  understand  the
Portfolio's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolio's independent auditors, whose report, along with the Portfolio's financial statements, is included in the Statement of Additional Information, which is available on request.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                     Year Ended December 31,
                                                                     1999         1998          1997         1996(1)       1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $1.91        $2.00         $1.91        $1.75        $1.51
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .07          .06           .07          .07          .07
Net realized and unrealized gain (loss)                                (.10)         .14           .25          .11          .30
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                         (.03)         .20           .32          .18          .37
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.06)        (.07)         (.07)        (.01)        (.07)
Distributions from net realized gain                                   (.07)        (.22)         (.16)        (.01)        (.06)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                        (.13)        (.29)         (.23)        (.02)        (.13)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $1.75        $1.91         $2.00        $1.91        $1.75
                                                                      =====        =====         =====        =====        =====
================================================================================================================================
Total Return, at Net Asset Value(2)                                   (1.54)%      10.90%        18.81%       10.14%       24.66%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                              $1,074       $1,344        $1,279       $1,122        $ 994
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                     $1,230       $1,299        $1,208       $1,058        $ 864(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                                  3.27%        3.30%         3.57%        4.12%        4.48%
Expenses                                                               0.55%        0.55%(5)      0.55%(5)     0.55%(5)     0.59%(5)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                              113%          93%          104%         104%          62%



1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion. 4. Annualized for periods less than one full year. 5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,145,741,282 and $1,277,170,856, respectively.


                            Total Return Portfolio

For More Information on the Total Return Portfolio:
The following additional information about the Portfolio is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Portfolio's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports. Additional information about the Portfolio's investments and performance is available in the Portfolio's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolio:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.888.470.0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Portfolio or to make any representations about the Portfolio other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolio, nor a solicitation of an offer to buy shares of the Portfolio, to any person in any state or other jurisdiction where it is unlawful to make such an offer.


SEC File No. 811-3255
PR0609.0500  Printed on recycled paper.

                           Appendix to Prospectus of
                            Total Return Portfolio


      Graphic material included in the Prospectus of Total Return Portfolio:
"Annual Total Returns (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Total Return Portfolio (the "Portfolio") depicting the annual total returns of a hypothetical investment in shares of the Portfolio for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear in the bar chart:

--------------------------------------------------
Calendar  Year  Ended     Annual Total Return
12/31
--------------------------------------------------
--------------------------------------------------
1989                            22.98%
--------------------------------------------------
--------------------------------------------------
1990                             0.50%
--------------------------------------------------
--------------------------------------------------
1991                            28.79%
--------------------------------------------------
--------------------------------------------------
1992                            10.21%
--------------------------------------------------
--------------------------------------------------
1993                            16.28%
--------------------------------------------------
--------------------------------------------------
1994                            -1.97%
--------------------------------------------------
--------------------------------------------------
1995                            24.66%
--------------------------------------------------
--------------------------------------------------
1996                            10.15%
--------------------------------------------------
--------------------------------------------------
1997                            18.81%
--------------------------------------------------
--------------------------------------------------
1998                            10.90%
--------------------------------------------------
--------------------------------------------------
1999                            -1.54%
--------------------------------------------------

-------------------------------------------------------------------------------

 Panorama Series Fund, Inc.
      LifeSpan Capital Appreciation Portfolio
      LifeSpan Balanced Portfolio
      LifeSpan Diversified Income Portfolio

-------------------------------------------------------------------------------

Prospectus dated May 1, 2000

-------------------------------------------------------------------------------

The LifeSpan Funds are three mutual funds that use a strategic asset allocation process to seek their goals, using two broad asset classes stocks and bonds.

      LifeSpan Capital Appreciation Portfolio seeks capital appreciation to make your investment grow. It emphasizes investments in common stocks, but holds some bonds.

      LifeSpan Balanced Portfolio seeks a blend of capital appreciation and income. It allocates its investments among common stocks and bonds, with a slightly stronger emphasis on common stocks.

      LifeSpan Diversified Income Portfolio seeks high current income with opportunities for capital appreciation. It emphasizes investments in bonds and other fixed income securities, but holds some stocks.

      Shares of the Portfolios are sold only as underlying investments for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Portfolios as investments under that insurance product.

      This Prospectus contains important information about the Portfolios' objectives, their investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your investment.





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios' securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

           About the Portfolios
-------------------------------------------------------------------------------

           The Portfolios' Investment Objectives and Strategies

           Main Risks of Investing in the Portfolios

           The Portfolios' Past Performance

           About the Portfolios' Investments

           How the Portfolios are Managed


           Investing in the Portfolios
-------------------------------------------------------------------------------

           How to Buy and Sell Shares

           Dividends, Capital Gains and Taxes

           Financial Highlights

About the Portfolios

The Portfolios' Investment Objectives and Strategies

Each LifeSpan Portfolio seeks its objective by allocating its assets between two broad asset classes - stocks and bonds - within specified ranges. The "stock" class includes all types of equity securities, such as common stocks, preferred stocks, warrants and other securities convertible into common stocks. The "bond" class includes a variety of debt securities, such as long-term and short-term corporate and government debt securities, mortgage-related obligations, and notes.

-------------------------------------------------------------------------------
What Is the Capital Appreciation Portfolio's Investment Objective? This Portfolio seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
What Is the Balanced Portfolio's Investment Objective?  This Portfolio seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds, with a slightly stronger emphasis on stocks.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
What Is the Diversified Income Portfolio's Investment Objective? This Portfolio seeks high current income, with opportunities for capital appreciation, by investing in a strategically allocated portfolio consisting primarily of bonds.
-------------------------------------------------------------------------------

What does each Portfolio Invest In? The Portfolios allocate their assets among four market components within their stock holdings and three components within their bond holdings. The percentage range of assets of a Portfolio's allocation to a particular component of the stock and bond classes is determined by the Portfolios' investment Manager, OppenheimerFunds, Inc., and the ranges may vary over time. These components have been selected by the Manager to provide each Portfolio an additional level of asset diversification, to seek higher returns and lower overall share price volatility.

      The components include style-based characteristic (some assets are invested using a "value" style, for example) and maturity characteristics (short-term bonds, for example) as well as foreign and domestic characteristics. These components of the Portfolios' investment holdings and the asset allocation strategy they use are described below.

      There is no requirement that the Manager allocate a Portfolio's assets among all stock or bond components at all times. At times, some of the Portfolios might not allocate any of their assets to a particular component, depending on the Manager's judgment of where the best opportunities are for a Portfolio to seek its objective. The asset allocation ranges are described more completely below. In general, however,

o Capital Appreciation Portfolio currently invests mainly in domestic and foreign common stocks, as well as some preferred stocks and other equity securities, but also buys some corporate bonds and notes, U.S. Government securities and lower-grade high-yield securities, sometimes called "junk bonds."


o Balanced Portfolio currently invests predominantly in common stocks and other equity securities, and normally holds a higher portion of its assets in corporate and government bonds, including high-yield bonds, than Capital Appreciation Portfolio.

o Diversified Income Portfolio currently emphasizes investments in bonds, including U.S. government securities, mortgage-related and asset-backed securities, and corporate bonds, including high-yield bonds, with some common stocks.

      Each Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Portfolios' Investments," below.

      |X| How Do the Portfolio Managers Decide Each Portfolio's Asset Allocation? The Manager determines the weightings of each Portfolio's investments in the different components of the stock and bond asset classes on the basis of a percentage of the Portfolio's assets. There is a "normal" allocation percentage as well as a percentage "range" within which the amount of assets assigned to a particular component can be realigned periodically. The portfolio managers of each Portfolio's stock component can also invest a portion of that component's assets in bonds when the portfolio manager determines that increased flexibility is desirable to enhance the potential for appreciation or income.

      The Manager periodically reviews the overall domestic and foreign stock and bond markets, using economic and market research reports from a variety of sources as well as its own research and analysis, to determine for each Portfolio where the best opportunities may be to seek its goal. The Manager then further refines that review, looking at the components of the stock and bond classes to determine the percentage of each Portfolio's assets to assign to each component. The Manager may or may not rebalance the asset allocations quarterly to realign them in response to changes in market conditions.

      The chart below shows the asset classes and their components, and the percentage of assets of each Portfolio that the Manager has currently allocated to each component, showing the normal allocation and the potential range of allocations. These percentages apply at the time particular securities are selected for a Portfolio.

----------------------------------------------------------------------
                Capital           Balanced          Diversified
Asset Class     Appreciation      Portfolio         Income Portfolio
and Components  Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
                Normal            Normal            Normal
                AllocationRange   Allocation Range  AllocationRange
----------------------------------------------------------------------
Stocks            80%    70 - 90%    60%    50 -      25%    15 - 35%
                                              70%
----------------------------------------------------------------------
----------------------------------------------------------------------
International     20%    15 - 25%    15%    5 - 20%    0%       0%
----------------------------------------------------------------------
----------------------------------------------------------------------
Value/Growth      20%    15 - 30%    15%    10 -       0%       0%
                                              25%
----------------------------------------------------------------------
----------------------------------------------------------------------
Growth/Income     20%    15 - 30%    15%    10 -      25%    15 - 35%
                                              25%
----------------------------------------------------------------------
----------------------------------------------------------------------
Small Cap         20%    15 - 25%    15%    5 - 20%    0%       0%
----------------------------------------------------------------------
Bonds             20%    10 - 30%    40%    30 -      75%    65 - 85%
                                              50%
----------------------------------------------------------------------
----------------------------------------------------------------------
Government/Corpora10%    5 - 15%     15%    10 -      35%    30 - 45%
                                              25%
----------------------------------------------------------------------
----------------------------------------------------------------------
High Yield        10%    5 - 15%     15%    5 - 20%   15%    5 - 20%
----------------------------------------------------------------------
----------------------------------------------------------------------
Short-Term         0%       0%       10%    5 - 20%   25%    15 - 30%
----------------------------------------------------------------------



Who Are the Portfolios Designed For? The shares of the Portfolios are available only as investment options under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. While each Portfolio is a diversified fund using a broad asset allocation investment strategy, none of the Portfolios is a complete investment program.

o Capital Appreciation Portfolio is designed primarily for investors seeking capital appreciation in their investment over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for an aggressive growth fund focusing on common stock investments. It is not likely to have a substantial amount of current income.

o Balanced Portfolio is designed primarily for investors seeking total investment return over the long term from capital growth and income, from a portfolio investing mainly in common stocks but with a substantial portion of its assets normally invested in bonds. While this mix of assets is intended to reduce overall share price volatility, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments, as well as credit risks that affect bonds and the price fluctuations that can occur when interest rates change.

o Diversified Income Portfolio is designed for investors seeking current income and who have a lower tolerance for the risk of share price volatility. However, the Portfolio's share price and income levels will fluctuate and it is not designed for investors needing an assured level of current income.


Main Risks of Investing in the Portfolios

      All investments carry risks to some degree. A Portfolio's investments are subject to changes in their value from a number of factors, as described below. There is also the risk that poor security selection by the Portfolios' investment Manager, OppenheimerFunds, Inc., will cause the Portfolios to underperform other funds having similar objectives.

      Each Portfolio can also buy foreign securities. Therefore, the Portfolios will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular foreign countries. Changes in interest rates can also affect bond prices (this is known as "interest rate risk"). Small cap stocks are subject to greater price volatility than stocks of larger issuers. For components employing a value investment style, it is possible that the strategy will be unsuccessful and the stock price will not increase.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. Because Capital Appreciation Portfolio and Balanced Portfolio normally invest a substantial percentage of their assets in common stocks, the share prices of those Portfolios will be particularly affected by changes in the stock markets. Market risk will affect a Portfolio's net asset value per share, which will fluctuate as the values of their investment securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Portfolio has increased the relative emphasis of its investments in a particular industry, its share values might fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Portfolios can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

      |X| Risks of Foreign Investing. Each Portfolio can buy foreign securities, including securities of issuers in developed and underdeveloped countries. While foreign securities offer special investment opportunities, there are also special risks, which will be relatively greater for Capital Appreciation Portfolio and Balanced Portfolio, because they normally buy foreign stocks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

           |_| Special Risks of Emerging Markets. Securities of issuers in emerging markets present risks not found in more mature markets. They may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. These countries may have less developed trading markets and exchanges. Settlements of trades may be subject to greater delays so that a Portfolio might not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, a Portfolio's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Portfolio's shares might be reduced. While investments in U.S. government securities are subject to little credit risk, other debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default that could reduce a Portfolio's share price. That risk will be relatively greater for Diversified Income
Portfolio and Balanced Portfolio, because of their greater focus on debt securities, than for Capital Appreciation Portfolio.

           |_| Special Risks of Lower-Grade Securities. Because each Portfolio invests a portion of its assets in securities rated below investment-grade, each Portfolio's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Portfolio's share prices and the income it earns.

      |X| Interest Rate Risks. The prices of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will typically be greater for longer-term debt securities than shorter-term debt securities. A Portfolio's share price can go up or down when interest rates change because of the effect of the changes on the value of the Portfolio's investments in debt securities. That risk will normally be greater for Diversified Income Portfolio and Balanced Portfolio, because of their greater focus on debt securities than Capital Appreciation Portfolio.

      |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually, when interest rates fall), and the issuer of the security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. A Portfolio might have to reinvest the proceeds of prepaid securities in new securities offering lower yields. Additionally, a Portfolio might buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium it paid.

      These risks will be relatively greater for Diversified Income Portfolio and to some extent Balanced Portfolio, because they normally invest a larger percentage of their assets in mortgage-related securities than Capital Appreciation Portfolio.

      |X|  There  Are  Special  Risks  in  Using  Derivative  Investments.  Each
Portfolio can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives the Portfolios can use. The Portfolios are not required to use them in seeking their goals and currently do not use these types of investments to a substantial degree.

      If the issuer of the derivative does not pay the amount due, a Portfolio can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager of the Portfolio expected it to perform. If that happens, the Portfolio's share price could decline. Each Portfolio has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause a Portfolio to lose money on its investment and/or increase the volatility of its share prices.

      How Risky are the Portfolios Overall? The risks described above collectively form the risk profile of the Portfolios, and can affect the value of a Portfolio's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Portfolios. When you redeem your shares, they may be worth more or less than what you paid for them.

      However, changes in the overall market prices of securities can occur at any time. The share price of each Portfolio will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that a Portfolio will achieve its investment objective. The overall risks and relative risks of the three Portfolios will vary over time as their asset allocations change.

o Capital Appreciation Portfolio focuses its investments on stocks for long-term growth and in the short term, the stock markets can be volatile. Therefore the price of the Portfolio's shares can go up and down substantially. The Portfolio generally does not use income-oriented investments to the same degree as Balanced Portfolio or Diversified Income Portfolio to help cushion its share price from stock market volatility, and generally is expected to be more volatile in the short term than those other Portfolios while offering greater opportunities for higher long-term total returns.

o Balanced Portfolio also invests in stocks, but to a lesser extent than Capital Appreciation Portfolio, so that its exposure to risks of short-term volatility from stock investments is expected to be relatively less. The Portfolio's greater emphasis on income-oriented investments may help cushion its total return from changes in stock prices, but fixed-income securities have their own risks, such as the risk of default and changes in value when interest rates change. The Portfolio offers the opportunity for more moderate overall risks and returns than Capital Appreciation Portfolio.

o Diversified Income Portfolio has greater exposure to interest rate risks and credit risks than Capital Appreciation Portfolio or Balanced Portfolio but less exposure to the potential short-term volatility of stock prices. Its investments in U.S. government securities have little credit risk. However, corporate and foreign government bonds the Portfolio can invest in are subject to credit and interest rate risk that can affect their values and the Portfolio's share prices. The Portfolio is generally expected to be less volatile overall than the other Portfolios, although its investments are not expected to offer the same opportunity for high total returns.

An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Portfolios' Past Performance

The bar charts and table below show one measure of the risks of investing in the Portfolios, by showing changes in each Portfolio's performance (for Class 1 shares) from year to year for the full calendar years since each Portfolio's inception and by showing how the average annual total returns of the Portfolios' shares compare to those of relevant broad-based market indices. A Portfolio's past investment performance is not necessarily an indication of how it will perform in the future.




Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period 1/1/00 through 3/31/00, the cumulative return (not annualized) was ____% for Capital Appreciation Portfolio, ____% for Balanced Portfolio, and ____% for Diversified Income Portfolio. Charges that apply to separate accounts investing in the Portfolios are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.


-----------------------------------------------------

                   Highest/Lowest Quarterly Returns
    Portfolio      Since Inception (Not Annualized)
-----------------------------------------------------
-----------------------------------------------------
                       Highest           Lowest
-----------------------------------------------------
-----------------------------------------------------
Capital               17.65% (4QTR99) -11.03% (3QTR98)
Appreciation
-----------------------------------------------------
-----------------------------------------------------
Balanced              13.39% (4QTR99)  -8.59% (3QTR98)
-----------------------------------------------------
-----------------------------------------------------
Diversified Income     4.76% (2QTR97)  -1.80% (3QTR99)
-----------------------------------------------------


 -------------------------------------------------------------------

 Average Annual Total
 Returns for the periods         1 Year         Life of Portfolio*
 ended December 31, 1999
 -------------------------------------------------------------------
 -------------------------------------------------------------------

 Capital Appreciation
 Portfolio                       20.34%               14.74%
 -------------------------------------------------------------------
 S&P 500 Index                   21.03%               27.05%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Wilshire 5000 Index             22.05%               23.13%
 -------------------------------------------------------------------
 Balanced Portfolio              16.11%               12.46%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 S&P 500 Index                   21.03%               27.05%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Lehman Bros. Corp/Gov't         -2.15%                5.85%
 Bond Index
 -------------------------------------------------------------------
 Diversified Income              -0.85%                6.66%
 Portfolio
 -------------------------------------------------------------------
 Lehman Brothers
 Intermediate                     0.39%                5.75%
 Gov't/Corp. Bond Index
 -------------------------------------------------------------------
* Inception date of each Portfolio: 9/1/95. The index performance for the indices is shown from 8/31/95.

The returns of each Portfolio in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Portfolio and assume that all dividends and capital gains distributions have been reinvested in additional shares. Each Portfolio's performance is compared to a primary and, in certain cases, a secondary, broad-based market index that reflects the performance of the overall securities market in which the Portfolio invests. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs, and that each Portfolio's investments vary from those in the indices. The international stock component of the Capital Appreciation Portfolio and the Balanced Portfolio was managed by a sub-advisor until October 1999, and the small cap stock component of the Capital Appreciation Portfolio and the Balanced Portfolio and the high yield bond component of each Portfolio were managed by separate sub-advisors until January 2000. The Manager now manages all components of each Portfolio.

The Portfolio's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if funds have the same portfolio managers and/or similar names.





About the Portfolios' Investments

The Principal Investment Policies of the Portfolios. The allocation of each Portfolio's investments between stocks and bonds and allocation ranges of each component of the Portfolios has been described above. The particular securities each Portfolio component holds will vary over time based upon the Manager's evaluation of economic and market trends. A Portfolio might not always hold all of the different types of investments described below. The Statement of Additional Information contains more detailed information about each Portfolio's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. Each Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one issuer. Also, each Portfolio does not concentrate 25% or more of its assets in investments in any one industry.

How Do the Portfolio Managers Decide What Securities to Buy or Sell? The portfolio managers use a variety of investment styles and disciplines in selecting individual securities for the component of each Portfolio's assets that they manage. In each case, the investment process and the interrelationship of the factors used by the portfolio managers may change over time and its implementation may vary in particular cases.

      |X| International Stock Component. The Manager invests the assets of the international components of Capital Appreciation Portfolio and Balanced Portfolio in common stocks and other equity securities of companies located outside the United States. The component will invest mainly in seasoned issuers whose shares are listed on foreign stock exchanges. A portion of the assets allocated to this component can be invested in corporate bonds and government securities of foreign issuers, and cash and short-term instruments. The Manager can invest up to 25% of the assets of this component in equity and debt securities of companies based in emerging markets.

      The Manager evaluates investment opportunities on a company-by-company basis. It looks primarily for foreign companies with high growth potential using a "bottom-up" investment approach - that is, looking at the investment performance of individual stocks before considering the impact of overall market and economic trends affecting entire markets. This approach includes fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is a part.

      In seeking broad diversification of the international stock component of a Portfolio, the Manager currently searches for:
o Companies that enjoy a strong competitive position and high demand for their products;
o Companies that participate in markets with substantial barriers against entry by potential competitors;
o     Well-financed companies that are entering a growth cycle; and
o Companies with consistent earnings growth and cash flow and stocks selling at attractive prices.


      |X| Value/Growth Stock Component. The Manager invests the assets of the value/growth stock components of Capital Appreciation Portfolio and Balanced Portfolio mainly in common stocks of issuers with low price-earnings ratios or other characteristics indicating that the stocks are currently undervalued in the market. Up to 15% of this component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States and in American Depository Receipts (ADRs) for foreign stocks. A portion of the assets allocated to this component can be invested in cash and short-term instruments.

o The portfolio managers use a quantitative value-oriented investment discipline to identify undervalued stocks or stocks out of favor in the market that they believe have potential for improved performance. They then conduct "fundamental" analysis of an issuer's business prospects and financial condition to search for stocks that they believe have the best growth potential.
o In selecting stocks, they use quantitative tools to identify a universe of stocks that have lower price/earnings (P/E) ratios compared, for example, to the P/E ratio of the S&P 500 Index. Next they search that universe for stocks having characteristics suggesting the potential for improved price performance - for example, better-than-expected earnings reports.
o They use internal research and analysis by other market analysts to identify stocks within the selected universe that may provide growth opportunities. The expectation is that the stock will increase in value when the market re-evaluates the issuer's earnings expectations and P/E ratio.
o If the P/E ratio of a stock held in this component moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating, the portfolio managers will consider selling the stock.

      |X| Growth/Income Stock Component. The Manager invests the assets of the growth/income stock components of each Portfolio in common stocks with low price-earnings ratios and better-than-market-average dividend yields. Up to 15% of this component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of this component's assets can be invested in investment-grade or below-investment-grade convertible securities, corporate bonds and U.S. government securities, as well as cash and short-term debt instruments.

o In selecting securities for the growth/income component, the portfolio managers use a disciplined value investment style.
o In selecting stocks, the portfolio managers use quantitative tools to identify a universe of stocks that are undervalued in the market, focusing on stocks that have lower P/E ratios compared, for example, to the P/E ratio of the S&P 500 Index.
o Next they use internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that they believe will have better-than-expected earnings.
o If the P/E ratio of a stock held in this component moves significantly above the P/E ratio of the broad market benchmark the portfolio managers use, or if there is evidence that an issuer's business prospects are deteriorating or the stock's dividend yield drops well below that of the average stock, the portfolio managers will consider selling the stock.

      |X| Small Cap Stock Component. The Manager invests the assets of the small cap stock component of Capital Appreciation Portfolio and Balanced Portfolio mainly in common stocks of companies with relatively small market capitalization, typically between $250 million to $1.5 billion. Market capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. A portion of this component's assets can be invested in cash and short-term instruments.

      The portfolio manager looks for high-growth companies using fundamental analysis of a company's financial statements, interviews with management and analysis of the company's operations and product developments, as well as the industry of which the issuer is part. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions. In seeking broad diversification of the investments in this component, the portfolio manager looks for: o Companies with a small capitalization, primarily between $250 million and $1.5 billion;
o Companies with management that has a proven ability to handle rapid growth;
o Companies between their start-up and emerging growth phases; and o Companies with superior earnings and revenue growth.

      |X| Government/Corporate Bond Component. The Manager invests the assets of the government/corporate bond component of each Portfolio in fixed-income debt securities. These mainly include investment-grade corporate debt obligations of U.S. issuers and securities issued by the U.S. government and its agencies and federally-chartered corporate entities referred to as "instrumentalities." They can include mortgage-related securities and collateralized mortgage obligations
(CMOs). They can also include foreign corporate and government debt securities. The securities in this component can have long-term maturities (10 or more years when issued), intermediate term maturities (3 - 10 years when issued) or short-term maturities (1 - 3 years when issued). However, normally this component will focus on securities having intermediate maturities. A portion of this component's assets can be invested in cash and short-term instruments.

      The portfolio managers research the universe of corporate bonds and government securities and weigh yields and relative values against risk, currently focusing on:
o Sectors of the U.S. government debt market that they believe offer good relative values; and
o     Securities that have high income potential.

      |X| High Yield Bond Component. The Manager invests the assets of the high yield bond component of each Portfolio primarily in bonds rated "BB" or lower by Standard & Poor's Ratings Service or "Ba" or lower by Moody's Investors Service, Inc., or that have comparable ratings from other rating organizations. The Manager can also select unrated bonds that are deemed by the Manager to be of comparable quality to rated securities in those categories. These are commonly called "junk bonds." The Manager may invest in bonds that are in default of timely interest or principal payments. A portion of this component's assets can be invested in cash and short-term debt instruments.

      The portfolio managers analyze the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio managers employ a strategy of diversifying the debt securities it selects to help moderate the special risks of investing in high yield debt instruments, using a "bottom-up" approach, focusing on the performance of individual securities before considering overall economic and industry trends. The portfolio managers first evaluate an issuer's liquidity, financial strength and earnings power, then considers the factors below, looking for: o Changes in the business cycle that might affect corporate profits; o Corporate sectors that in the portfolio managers' view are currently undervalued in the marketplace;
o Issuers with earnings growth rates that are faster than the growth rate of the overall economy;
o Securities or sectors that will help the overall diversification of the component; and
o Issuers with improvements in relative cash flows and liquidity to help them meet their obligations.

      |X| Short-Term Bond Component. The Manager invests the assets of the short-term bond components of Balanced Portfolio and Diversified Income Portfolio primarily in debt obligations of foreign and U.S. issuers and securities issued by the U.S. government and its agencies and instrumentalities and by foreign governments. Generally these will be securities that mature within five years of the date of purchase, or that have a prepayment feature or similar feature that (in the portfolio manager's view) gives the instrument a remaining effective maturity of not more than five years. The portfolio manager expects that the dollar-weighted average maturity of the securities in this component will generally range between two and three years. A portion of this component's assets can be invested in cash and cash equivalents.

      The  portfolio  manager  researches  the  universe  of  U.S.   government
securities, foreign government debt securities, and debt securities of U.S. and foreign companies, and weigh the relative values against risks, focusing on:
o Sectors of the U.S. government and foreign government debt market that the Manager believes offer good relative values;
      o Short-term debt securities that are less sensitive to changes in interest rates, and o Securities maturing within five years of the date of purchase, or having a prepayment feature that gives the security a remaining maturity of not more than five years.

Stocks and Other Equity Investments. Each Portfolio can invest in common stocks and other equity securities of domestic and foreign issuers that may be of small, medium or large capitalization, to seek its goal. The Portfolios emphasize common stocks for their stock holdings but can invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock.

      |X| Convertible Securities. Some convertible securities are debt securities, but in managing the components for which it is responsible, the Manager regards them as "equity substitutes" because of their conversion feature. In those cases, their ratings have less impact on the Manager's investment decision than in the case of other debt securities.

Debt Securities. Each Portfolio can invest in a variety of debt securities to seek its goal. The debt securities purchased for a particular component of a Portfolio may be rated by nationally-recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. Each Portfolio can purchase debt investments that are "investment grade." That means they are either rated in the four highest rating categories of a national rating organization or, if unrated, are assigned a comparable rating by the portfolio manager for that component.

      |X| U.S. Government Securities. Each Portfolio can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or instrumentalities. These are referred to as "U.S. government securities" in this Prospectus. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities.

           |_| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), and Treasury bonds (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS"). Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

           |_| Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, and others are supported only by the credit of the entity that issued them. Securities of U.S. government agencies and instrumentalities have relatively little credit risk.

           |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. They may be issued in different series with different interest rates and maturities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, a Portfolio may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce that Portfolio's total return. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Portfolio's share prices.

      The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. If interest rates rise rapidly, prepayments might occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more. Additionally, a Portfolio might buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose the portion of its principal investment represented by the premium that the Portfolio paid.

           |_| Private-Issuer Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers do not offer the credit backing of U.S. government securities. Private issuer securities are subject to the credit risks of the issuers, although in some cases they may be supported by insurance or guarantees. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. These securities also may be subject to prepayment risks.

           |_| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Short-Term Debt Securities. Under normal market conditions the Balanced Portfolio and the Diversified Income Portfolio can invest in a variety of short-term debt obligations having a maturity of five years or less. These include:
o Money market instruments. In generally, these debt obligations must have ratings in the top two rating categories of national rating organizations (or equivalent ratings assigned by the portfolio manager). Examples include commercial paper of domestic issuers or foreign companies (commercial paper of foreign issuers can be purchased only if the issuer has assets of $1 billion or more).
o     Debt obligations of the U.S. government or corporations.
o Bank obligations. These include bank obligations such as certificates of deposit and bankers' acceptances, of domestic or foreign banks or savings and loan associations.
o Repurchase Agreements. In a repurchase transaction, the Portfolio buys a security and simultaneously agrees to resell it to the vendor at a higher price in the future. While these are collateralized arrangements, delays or losses could occur if either party to the agreement defaults or becomes insolvent.

Under normal market conditions this strategy would be used primarily for cash management or liquidity purposes. The yields on shorter-term debt obligations tend to be less than on longer-term debt. Therefore, to the extent that a Portfolio uses this strategy, it might help preserve principal but might reduce opportunities to seek higher income or growth of capital.

Foreign Securities. The Portfolios can buy a variety of equity securities issued by foreign companies and debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. Foreign debt securities the Portfolios can purchase include bonds, debentures, and notes, including derivative investments called "structured notes." A Portfolio cannot invest 25% or more of its total assets in debt securities of any one foreign government. The Portfolios will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      |X| Risks of Foreign Investing. Each Portfolio can buy securities of companies or governments in any country, developed or underdeveloped. While foreign securities offer special investment opportunities, there are also special risks, in addition to the ones described above, that can affect the values of a Portfolio's foreign investments.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Emerging market countries might have less developed trading markets and exchanges. They may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

      ? Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Portfolio's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by a Portfolio to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Portfolio's investment decisions in a way that could reduce its performance.

      |X| Can a Portfolio's Investment Objective and Policies Change? The Board of Directors of Panorama Series Fund, Inc. can change non-fundamental investment policies of a Portfolio without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of a Portfolio's outstanding voting shares. The objective of each Portfolio is not a fundamental policy, but will not be changed by the Board of Directors without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek their objectives, the Portfolios can also use the investment techniques and strategies described below. A Portfolio might not always use all of them. These techniques involve certain risks, although some are designed to help reduce overall investment or market risks.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them. That may make it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. A Portfolio will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. Each Portfolio can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments a Portfolio might use can be considered "derivative" investments. In addition to using derivatives for hedging, the Portfolios might use other derivative investments because they offer the potential for increased value and/or income. The Portfolios currently do not use derivatives to a significant degree.

      Markets underlying securities and indices may move in a direction not anticipated by the portfolio managers that selected a derivative investment. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks a Portfolio could realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government debt securities the Portfolios can buy are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. A Portfolio may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Stripped securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to changes in price. The market for some of these securities may be limited, making it difficult for a Portfolio to dispose of its holdings at an acceptable price.

      |X| Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to sell it back at a higher price in the future. Delays or losses could occur if the other party to the agreement defaults or becomes insolvent. These are used primarily for cash management and liquidity purposes.

      |X| Hedging. Each Portfolio can buy and sell certain kinds of futures, forward contracts and put and call options, including options on futures and broadly-based securities indices and foreign currencies. These are all referred to as "hedging instruments." The Portfolios do not currently use hedging extensively and do not use hedging instruments for speculative purposes. Each Portfolio has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge a Portfolio's investments against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase a Portfolio's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options could be used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities.

      Options' trading involves the payment of premiums. There are also special risks in particular hedging strategies. If a hedging instrument was used at the wrong time or the portfolio manager judged market conditions incorrectly, the strategy could reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of unstable adverse market or economic conditions, the Manager could change the allocation of a Portfolio's components so that each Portfolio could invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment grade debt securities. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

      |X| Portfolio Turnover. At times a Portfolio might engage in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage and transaction costs a Portfolio pays. The Financial Highlights table at the end of this Prospectus shows each Portfolio's portfolio turnover rates during prior fiscal years.

How the Portfolios are Managed

The Manager. The Manager chooses each Portfolio's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors of Panorama Series Fund, under an investment advisory agreement with each Portfolio that states the Manager's responsibilities. Each agreement sets the fees the Portfolio pays to the Manager and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries and affiliates) managed more than $125 billion in assets as of March 31, 2000, including other mutual funds, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| The Manager's Advisory Fees. Each Portfolio pays the Manager an advisory fee on the Portfolio's assets at an annual rate that declines on additional assets as the Portfolio grows. Capital Appreciation Portfolio and Balanced Portfolio each pay the Manager a monthly fee equal to 0.85% of the Portfolio's first $250 million of average daily net assets and 0.75% of average daily net assets over $250 million. Diversified Income Portfolio pays a monthly fee equal to 0.75% of the Portfolio's average daily net assets up to $250 million and 0.65% of net assets over $250 million.

      The management fees paid by each Portfolio to the Manager for their last fiscal year ended December 31, 1999, represented the following percentage of that Portfolio's average annual net assets: 0.85% for Capital Appreciation Portfolio, 0.85% for Balanced Portfolio and 0.75% for Diversified Income Portfolio.

Portfolio Managers. The Manager's investment personnel manage each of the components of each Portfolio. The portfolio managers of each component are listed below.



----------------------------------------------------------------------
                    International Stock Component
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Manager   Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Vice    President    of    the
                                       Manager;   Vice  President  of
                                       Panorama  Series  Fund,  Inc.;
                                       an   officer   and   portfolio
George Evans              1999         manager  of other  Oppenheimer
                                       funds.  He has  been  employed
                                       as an  analyst  and  portfolio
                                       manager of the  Manager  since
                                       1990.
----------------------------------------------------------------------


----------------------------------------------------------------------
           Value/Growth and Growth/Income Stock Components
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Managers  Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       Senior V.P. of the Manager;
                                       V.P. of Panorama Series Fund;
                                       an officer and portfolio
Peter M. Antos            1995         manager of other Oppenheimer
                                       funds; until 3/1/96, a senior
                                       portfolio manager for G.R.
                                       Phelps & Co., the prior
                                       investment advisor
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund; an
                                       officer and portfolio manager
Michael         C.        1995         of other Oppenheimer funds;
Strathearn                             until  3/1/96,   portfolio   manager  for
                                       MassMutual, the Manager's parent company.
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund; an
Kenneth B. White          1995         officer and portfolio manager
                                       of other Oppenheimer funds;
                                       until 3/1/96, a portfolio
                                       manager for MassMutual.
----------------------------------------------------------------------


----------------------------------------------------------------------
                      Small Cap Stock Component
----------------------------------------------------------------------
----------------------------------------------------------------------
                      Year Became a
Portfolio Manager   Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Vice President of the Manager
                                       and of Panorama Series Fund,
                                       Inc.; an officer and
Alan Gilston              2000         portfolio manager of other
                                       Oppenheimer funds; he has
                                       been employed as a portfolio
                                       manager by the Manager since
                                       ----.
----------------------------------------------------------------------


----------------------------------------------------------------------
     Short-Term Bonds and Government/Corporate Bonds Components
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Manager   Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Chartered Financial Analyst;
                                       V.P. of the Manager and
                                       Panorama Series Fund, Inc.;
Stephen F. Libera         1995         an officer and portfolio
                                       manager of other Oppenheimer
                                       funds; until 3/1/96, a senior
                                       portfolio manager for G.R.
                                       Phelps & Co.
----------------------------------------------------------------------


----------------------------------------------------------------------
                     High Yield Bonds Component
----------------------------------------------------------------------
----------------------------------------------------------------------
                       Year Became
Portfolio Managers  Portfolio Manager       Business Experience
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Senior Vice President of the
                                       Manager; Vice President of
                                       Panorama Series Fund, Inc.;
                                       an officer and portfolio
David Negri               2000         manager of other Oppenheimer
                                       funds; he has been employed
                                       as an analyst and portfolio
                                       manager by the Manager since
                                       1989.
----------------------------------------------------------------------
----------------------------------------------------------------------
                                       Vice President of the Manager
                                       and of Panorama Series Fund,
                                       Inc.; an officer and
                                       portfolio manager of other
Thomas Reedy              2000         Oppenheimer funds; he has
                                       been employed as an analyst
                                       and portfolio manager by the
                                       Manager since 1993.
----------------------------------------------------------------------

Possible Conflicts of Interest. The Portfolios offer their shares to separate accounts of different insurance companies as investments for their variable annuity, variable life and other investment product contracts. While the Portfolios do not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Portfolios through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Board of Directors has procedures to monitor the Portfolios for possible conflicts to determine what action should be taken. If an irreconcilable conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in a Portfolio. That could force the Portfolio to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of a Portfolio to a particular separate account, or could terminate the offering of the Portfolio's shares if required to do so by law or if it would be in the best interests of the shareholders of the Portfolio to do so.

Investing in the Portfolios

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Portfolios may be purchased only by separate investment accounts of participating insurance companies as underlying investments for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Portfolios directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select a Portfolio as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which class of shares you are eligible to purchase. Each Portfolio reserves the right to refuse any purchase order when the Manager believes it would be in the Portfolio's best interests to do so.

-------------------------------------------------------------------------------
Information about your investment in the Portfolios through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Portfolios' Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of a Portfolio should be given to your insurance company or its servicing agent, not directly to the Portfolio or its Transfer Agent.
-------------------------------------------------------------------------------

      |X| At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share. The Portfolios do not impose any sales charge on purchases of their shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Portfolio shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share of each Portfolio is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean New York time.

      The net asset value per share of a Portfolio is determined by dividing the value of the Portfolio's net assets by the number of shares that are outstanding. The Portfolios' Board of Directors has established procedures to value each Portfolio's securities to determine the Portfolio's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of a Portfolio's foreign investments might change significantly on days when shares of the Portfolio cannot be purchased or redeemed.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Portfolios' designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase a Portfolio's shares on a regular business day, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Colorado.

      |X| Classes of Shares. The Portfolios may offer two different classes of shares. The class of shares offered by this Prospectus has no "name" designation. The other class is designated as Service shares. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

      This Prospectus may not be used to offer or sell Service shares. A description of the distribution and service plans that affect only Service shares of the Portfolio is contained in the Portfolio's prospectus that offers Service shares. That prospectus may be obtained without charge by contacting any participating insurance sponsor that offers Service shares of the Portfolios as an investment for its separate accounts. You can also obtain a copy from OppenheimerFunds Distributor, Inc., by calling toll-free 1.888.470.0861.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Portfolio shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policyholders should not directly contact the Portfolios or their Transfer Agent to request a redemption of shares of a Portfolio. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order for shares of a Portfolio is the next net asset value per share that is determined after the participating insurance company (as the Portfolios' designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Portfolio receives the order from the insurance company by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Colorado. Each Portfolio normally sends payment by Federal Funds wire to the insurance company's account the day after the Portfolio receives the order (and no later than 7 days after the Portfolio's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.


Dividends, Capital Gains and Taxes

Dividends. Each Portfolio intends to declare dividends from net investment income, if any, on an annual basis and to pay those dividends in March on a date selected by the Board of Directors. The Portfolios have no fixed dividend rates and cannot guarantee that they will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional shares of the respective Portfolio at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. Each Portfolio may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. Each Portfolio may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Portfolios will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by a Portfolio from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Portfolio shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in a Portfolio under your contract or policy.

Financial Highlights

      The Financial Highlights Tables are presented to help you understand each Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, is included in the Statement of Additional Information, which is available on request.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                             Year Ended December 31,
                                                      1999           1998           1997           1996(1)        1995(2)
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.17          $1.18          $1.10          $1.04          $1.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .06            .06            .06            .06            .02
Net realized and unrealized gain (loss)                  (.07)            --            .07            .01            .04
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           (.01)           .06            .13            .07            .06
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.06)          (.06)          (.05)          (.01)          (.02)
Distributions from net realized gain                     (.01)          (.01)            --(3)          --             --
-------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.07)          (.07)          (.05)          (.01)          (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.09          $1.17          $1.18          $1.10          $1.04
                                                        =====          =====          =====          =====          =====
=========================================================================================================================
Total Return, at Net Asset Value(4)                     (0.85)%         4.88%         12.51%          6.93%          5.69%
=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $46,034        $43,679        $34,116        $25,274        $21,176
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $45,754        $38,422        $28,503        $22,854        $20,364(5)
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (6)
Net investment income                                    5.56%          5.62%          5.88%          5.84%          5.11%
Expenses                                                 0.83%          0.84%(7)       0.86(7)        1.07%(7)       1.50%(7)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                 22%            36%            34%            80%            41%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 3. Less than $0.005 per share. 4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 5. This information is not covered by the auditors' opinion. 6. Annualized for periods less than one full year. 7. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period December 31, 1999, were $13,563,254 and $8,486,475, respectively.

                  LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                           Year Ended December 31,
                                                           1999           1998           1997           1996(1)        1995(2)
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                         $1.28          $1.28          $1.18          $1.05          $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .04            .04            .04            .03            .01
Net realized and unrealized gain                               .16            .04            .10            .11            .05
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                        .20            .08            .14            .14            .06
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.04)          (.04)          (.03)          (.01)          (.01)
Distributions from net realized gain                            --           (.04)          (.01)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.04)          (.08)          (.04)          (.01)          (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.44          $1.28          $1.28          $1.18          $1.05
                                                             =====          =====          =====          =====          =====
==============================================================================================================================
Total Return, at Net Asset Value(3)                          16.11%          6.17%         12.20%         13.38%          6.08%
==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $96,629        $85,873        $68,693        $51,336        $35,467
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $86,728        $76,384        $59,388        $41,847        $33,925(4)
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                         3.28%          3.44%          3.44%          3.34%          3.08%
Expenses                                                      0.91%          0.93%(6)       0.97%(6)       1.17%(6)       1.50%(6)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                      73%            58%            57%            70%            40%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized for periods less than one full year. 6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $58,110,807 and $57,401,150, respectively.

                      LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                             Year Ended December 31,
                                                    1999          1998             1997             1996(1)          1995(2)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.36         $1.35            $1.24            $1.06            $1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .03           .03              .03              .02              .01
Net realized and unrealized gain                        .24           .06              .12              .17              .06
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                 .27           .09              .15              .19              .07
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.03)         (.03)            (.01)            (.01)            (.01)
Distributions from net realized gain                     --          (.05)            (.03)              --               --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.03)         (.08)            (.04)            (.01)            (.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.60         $1.36            $1.35            $1.24            $1.06
                                                      =====         =====            =====            =====            =====
============================================================================================================================
Total Return, at Net Asset Value(3)                   20.34%         6.49%           12.53%           17.97%            6.65%
============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $80,563       $72,849          $61,379          $41,994          $26,768
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $72,433       $66,754          $51,473          $33,109          $25,460(4)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                  2.16%         2.41%            2.36%            1.92%            1.73%
Expenses                                               0.93%         0.93%(6)         0.99%(6)         1.30%(6)         1.50%(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               87%           65%              66%              71%              39%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized for periods less than one full year. 6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $57,710,279 and $60,781,231, respectively.


                   LifeSpan Capital Appreciation Portfolio

For More Information on the LifeSpan Portfolios:
The following additional information about the Portfolios is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Portfolios' investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports. Additional information about the Portfolios' investments and performance is available in the Portfolios' Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

----------------------------------------------------------------------------


How to Get More Information:


----------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Portfolios:
By Telephone:
Call OppenheimerFunds Services toll-free:
1.888.470.0861

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

You can also obtain copies of the Statement of Additional Information and other Portfolio documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Portfolios or to make any representations about the Portfolios other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Portfolios, nor a solicitation of an offer to buy shares of the Portfolios, to any person in any state or other jurisdiction where it is unlawful to make such an offer.



SEC File No. 811-3255
PR0617/618/619.0500 Printed on recycled paper.

                           Appendix to Prospectus of
                    LifeSpan Capital Appreciation Portfolio
                          LifeSpan Balanced Portfolio
                     LifeSpan Diversified Income Portfolio


     Graphic   material   included  in  the   Prospectus  of  LifeSpan   Capital
Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio "Annual Total Returns (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio and LifeSpan Diversified Income Portfolio depicting the annual total returns of a hypothetical investment in shares of each Portfolio for each of the calendar years since each Portfolio's inception. Set forth below are the relevant data points that will appear in the bar chart:

      LifeSpan Capital Appreciation Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                        17.97%
----------------------------------------
----------------------------------------
1997                        12.53%
----------------------------------------
----------------------------------------
1998                         6.49%
----------------------------------------
----------------------------------------
1999                        20.34%
----------------------------------------

      LifeSpan Balanced Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                        13.38%
----------------------------------------
----------------------------------------
1997                        12.20%
----------------------------------------
----------------------------------------
1998                         6.17%
----------------------------------------
----------------------------------------
1999                        16.11%
----------------------------------------

      LifeSpan Diversified Income Portfolio
----------------------------------------
Calendar   Year  Ended   Annual Total
12/31                       Return
----------------------------------------
----------------------------------------
1996                         6.93%
----------------------------------------
----------------------------------------
1997                        12.52%
----------------------------------------
----------------------------------------
1998                         4.88%
----------------------------------------
----------------------------------------
1999                        -0.85%
----------------------------------------

-------------------------------------------------------------------------------
 Panorama Series Fund, Inc.
-------------------------------------------------------------------------------

6803 S. Tucson Way, Englewood, Colorado 80112
1.888.470.0861

Statement of Additional Information dated May 1, 2000

Panorama Series Fund, Inc. is an investment company with seven series, referred to as "Portfolios" in this document. Each portfolio is a separate mutual fund having its own objective, investments, strategies and risks. The Portfolios are:

|_|  Total Return Portfolio
|_|  Growth Portfolio
|_|  Oppenheimer International Growth Fund/VA
|_|  Government Securities Portfolio

and three LifeSpan Portfolios:

|_|  LifeSpan Capital Appreciation Portfolio
|_|  LifeSpan Balanced Portfolio and
|_|  LifeSpan Diversified Income Portfolio


-------------------------------------------------------------------------------
Shares of the Portfolios are sold only as the underlying investments for variable life insurance policies, variable annuity contracts and other products for insurance company separate accounts. Shares are not available for sale directly to investors.
-------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios, and supplements information in the Prospectuses dated May 1, 2000, of the Portfolios. This document should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Portfolios' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                      Page
About the Portfolios
Additional Information About Investment Policies and Risks... 3
   Investment Policies....................................... 3
   Other Investment Techniques and Strategies................ 13
   Investment Restrictions................................... 32
How the Portfolios are Managed .............................. 36
   Organization and History.................................. 36
   Directors and Officers of the Company..................... 37
   The Manager............................................... 43
Brokerage Policies of the Portfolios......................... 45
Performance of the Portfolios................................ 47

Investing In the Portfolios
How To Buy and Sell Shares................................... 52
Dividends, Capital Gains and Taxes........................... 55
Additional Information About the Portfolios.................. 57

Financial Information About the Portfolios
Independent Auditors' Report................................. 58
Financial Statements......................................... 59

Appendix A: Ratings Definitions.............................. A-1
Appendix B: Industry Classifications......................... B-1

-------------------------------------------------------------------------------
A B O U T  T H E  P O R T F O L I O S
-------------------------------------------------------------------------------

Additional Information About Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that Portfolio. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Portfolios' investment Manager, OppenheimerFunds, Inc., can select for the Portfolios. Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment Policies. The composition of the investment portfolio of each Portfolio and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the special investment techniques and strategies at some times or not at all.

      In the discussion of the investment strategies of the Portfolios below, the Portfolios are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio, Oppenheimer International Growth Fund/VA, LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio are referred to as "Equity Portfolios," because they invest mainly or substantially in common stocks and other equity securities. LifeSpan Diversified Income Portfolio and Government Securities Portfolio are referred to as "Fixed Income Portfolios," because the main emphasis of their investment program is debt securities. However a Portfolio is referred to in general, the discussion below of particular investments and strategies indicates which Portfolios can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Portfolios and some can be held by all. Please refer to the Prospectus of a particular Portfolio for an explanation of its principal investment policies and risks.

      |X| Equity Securities. The Equity Portfolios and the stock components of the LifeSpan Portfolios invest in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Portfolios not only for their appreciation possibilities but because they may provide dividend income.

      The capitalization ranges of the issuers of equity securities that particular Portfolios invest in are discussed in the Prospectuses. Some of the Portfolios may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Portfolios may change over time as investors change their views as to what a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different Portfolios may also have different definitions of what constitutes a small-, mid- or large-cap issuer.
      Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Portfolio has investments in smaller capitalization companies at times of market volatility, that Portfolio's share price may fluctuate more. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the Portfolio's investment objective.

        |_| Growth Companies (All Equity Portfolios). The Equity Portfolios can invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Portfolio defines them as "growth" issuers.

      Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

        |_|  Preferred  Stocks  (All  Portfolios  except  Government  Securities
Portfolio). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

        |_| Convertible Securities (All Portfolios except Government Securities Portfolio). While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents." In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt Securities."


      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      To determine whether convertible securities should be regarded as "equity equivalents," the portfolio managers typically examine the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether  the  issuer  of the  convertible  securities  has  restated  its
        earnings  per  share  of  common  stock  on  a  fully   diluted   basis
        (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

        |_| Rights and Warrants (All Portfolios except Government Securities Portfolio). Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      |X| Foreign Securities (All Portfolios except Government Securities Portfolio). Each Portfolio can invest in foreign securities, consistent with any limitations a Portfolio may have on foreign investing set forth in its Prospectus or this Statement of Additional Information. These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries. Growth Portfolio and Total Return Portfolio have fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities. LifeSpan Diversified Income Portfolio normally does not buy foreign equity securities.

      The Portfolios can invest in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal Deposit Insurance Corporation insurance.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment.

      Securities of foreign issuers that are represented by American Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Portfolio's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Portfolios can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Portfolio has available for distribution. Because a portion of the Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations. After the Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolios having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

        |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
      U.S.;
o less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory  taxation,
      political,   financial  or  social   instability  or  adverse   diplomatic
      developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   government   policies  have  discouraged   certain
investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

        |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Portfolios currently do not expect to invest a substantial portion of their assets in emerging markets.

      |X| Debt Securities. The Portfolios can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

        |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      The portfolios can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of ratings organizations or it may use their own research to evaluate a security's credit-worthiness. If a Portfolio buys unrated debt securities, to consider them part of the Portfolio's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

      U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade securities are securities that are rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Ratings Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization. The Portfolios other than Government Securities Portfolio can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

        |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

      Fluctuations in the market value of debt securities after a Portfolio buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Portfolio's net asset values will be affected by those fluctuations.


      |_| Lower-Grade Securities (All Portfolios except Government Securities Portfolio). Because lower-grade securities tend to offer higher yields than investment-grade securities, a Portfolio might invest in lower-grade securities to seek higher income.

      "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Portfolio's holdings of lower-grade securities.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

      To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, Fitch/IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

        |_| Mortgage-Related Securities (All Portfolios except Growth Portfolio and Oppenheimer International Growth Fund/VA). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S. Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of a Portfolio's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Portfolio paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Portfolio's mortgage-related securities were to decrease broadly, the sensitivity of the Portfolio's share price to interest rate changes would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

           o  Collateralized  Mortgage  Obligations.   Collateralized  mortgage
obligations  or  "CMOs,"  are  multi-class  bonds  that are  backed by pools of
mortgage   loans   or   mortgage   pass-through   certificates.   They  may  be
collateralized by:
(1)   pass-through  certificates  issued or guaranteed  by Government  National
        Mortgage   Association   (Ginnie  Mae),   Federal   National   Mortgage
        Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
(2)     unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
        Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or
(5)   any combination of the securities mentioned above.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, a Portfolio might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Portfolio's income.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Portfolio's share prices.

           o Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

           o Commercial (Privately-Issued) Mortgage Related Securities. Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

           o "Stripped" Mortgage-Related Securities. These are mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Portfolio might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

        |_| U.S. Government Securities (All Portfolios). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

           o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Portfolios can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

           o Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations.

      |X| Money Market Instruments (All Portfolios). The following is a brief description of the types of the money market securities the Portfolios can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

        |_| U.S.  Government  Securities.  These include  obligations issued or
guaranteed   by   the   U.S.   government   or   any   of   its   agencies   or
instrumentalities, described above.

        |_| Bank Obligations. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Portfolios can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
             o obligations  issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o     obligations  of a foreign  bank with  total  assets of at least  U.S.  $1 billion.

        |_| Commercial Paper. The Portfolios can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

      The Portfolios can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

        |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Portfolio, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Portfolios have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Portfolios in illiquid securities.
Currently, the Portfolios do not intend that their investments in variable amount master demand notes will exceed 5% of a Portfolio's total assets.

Other  Investment  Techniques  and  Strategies.   In  seeking  their  respective
objectives, each Portfolio may from time to time use the types of investment strategies and investments described below. A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

      |X| Forward Rolls (Total Return Portfolio and Government Securities Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

      A Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells might decline below the price at which the Portfolio is obligated to repurchase securities.

      |X| Asset-Backed Securities (All Portfolios except Growth Portfolio and Oppenheimer International Growth Fund/VA). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.


      |X| Zero-Coupon Securities (All Portfolios). The Portfolios can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Portfolio's investment in zero-coupon securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Portfolio might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

      |X| "When-Issued" and "Delayed-Delivery" Transactions (All Portfolios). The Portfolios can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio from the investment until it receives the security at settlement.

      A Portfolio might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Portfolio enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Portfolio to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

      When a Portfolio engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Portfolio enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Portfolio's net asset value. In a sale transaction, it records the proceeds to be received. The Portfolio will identify on its books liquid assets at least equal in value to the value of the Portfolio's purchase commitments until it pays for the investment. The Portfolios anticipate that a Portfolio's commitments to purchase when-issued securities and forward commitments will not exceed 33% of that Portfolio's total assets under normal market conditions.

      When-issued and delayed-delivery transactions can be used by a Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements (all Portfolios). A Portfolio can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

      In a repurchase transaction, a Portfolio buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Portfolios' Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to a Portfolio's limits on holding illiquid investments. A Portfolio will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Portfolios' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities (All Portfolios). Under the policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Portfolio's investments. To enable a Portfolio to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Portfolio may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Portfolio with the issuer at the time the Portfolio buys the securities. When the Portfolio must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. The Portfolio would bear the risks of any downward price fluctuation during that period.

      The Portfolios may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit a Portfolio's ability to dispose of the securities and might lower the amount the Portfolio could realize upon the sale.

      Each Portfolio has limitations that apply to purchases of restricted securities, as stated in its Prospectus. Except in the case of the LifeSpan Portfolios, those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X|  Municipal  Securities  (Total  Return  Portfolio).   These  are  debt
obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions (cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Portfolio can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.


      |X| Floating Rate and Variable Rate Obligations (All Portfolios). The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Portfolio may determine that an unrated floating rate or variable rate obligation meets the Portfolio's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

      |X|  "Structured"  Notes  (All  Portfolios  except  Growth  Portfolio  and
Oppenheimer International Growth Fund/VA). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Portfolio) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore a Portfolio could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for a Portfolio to sell its investment at an acceptable price.

      |X| Inverse Floaters (All Portfolios except Growth Portfolio and Oppenheimer International Growth Fund/VA). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.


      To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. A Portfolio might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. A Portfolio might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Portfolio when the Portfolio has invested in inverse floaters that expose the Portfolio to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of a Portfolio's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Portfolio bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to a Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| Investing in Small, Unseasoned Companies (LifeSpan Portfolios Only). Each LifeSpan Portfolio may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. These securities may be more volatile in their prices than securities of more established companies. They may have a limited trading market, which may make it difficult for a Portfolio to dispose of them at an acceptable price when it wants to do so. If other investors that own a security for which there is limited liquidity trade the security when a Portfolio is attempting to dispose of its holdings of that security, the Portfolio might receive a lower price for its holdings than it expected.

      |X| Reverse Repurchase Agreements (LifeSpan Portfolios Only). The LifeSpan Portfolios can use reverse repurchase agreements as a cash management tool, but not as a source of leverage for investing. They do not currently use reverse repurchase agreements, but may do so in the future. When a Portfolio enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. Before a Portfolio enters into a reverse repurchase agreement, the Manager must evaluate the creditworthiness of the seller, typically a bank or broker-dealer and will monitor it during the transaction.

      |X| Loans of Portfolio Securities (All Portfolios). Besides using repurchase transactions, each Portfolio can lend its portfolio securities in amounts up to 10% of the Portfolio's total assets. Loans can be made to brokers, dealers and other types of financial institutions approved by the Board of Directors. The Portfolios currently do not use this strategy, but if they do so they expect to limit such loans to not more than 5% of their total assets.

      There are some risks in connection with securities lending. A Portfolio might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. A Portfolio must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Portfolio.
      When it lends securities, a Portfolio receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. A Portfolio may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of these loans must meet applicable tests under the Internal Revenue Code and must permit a Portfolio to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging (All Portfolios). Although the Portfolios can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Portfolio's strategy of hedging with futures and options on futures will be incidental to the Portfolio's activities in the underlying cash market. The particular hedging instruments each Portfolios can use are described below.

        |_| Call and Put Options. The Portfolios have different policies and restrictions regarding the purchase and sale of call and put options.
o     All Portfolios can write (sell)  exchange-traded  covered call options on securities, currencies and securities indices.
o     The   LifeSpan   Portfolios   can  buy  call   options  that  are  either
             exchange-traded or over-the-counter (OTC) options on securities, currencies or securities indices.
o Oppenheimer International Growth Fund/VA and Government Securities Portfolio can buy exchange-traded call options on securities, currencies and securities indices.
o     Oppenheimer  International Growth Fund/VA and the LifeSpan Portfolios can
             purchase options on currency in the over-the-counter markets.
o A LifeSpan Portfolio may not write covered call or put options with respect to more than 25% of the value of its total assets.
o     A LifeSpan  Portfolio may not invest more than 25% of its total assets in protective put options.
o A LifeSpan Portfolio may not invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination of them, other than protective put options.
o The aggregate value of premiums paid on all options, other than protective put options, held by a LifeSpan Portfolio at any time may not exceed 20% of that Portfolio's total assets.

      Call options can be used as a hedge against possible decreases in the prices of investment securities held by a Portfolio or against an increase in price of a security the Portfolio contemplates buying. Covered call options can be used to generate income.

           |_| Writing Covered Call Options (All Portfolios). The Portfolios can write (that is, sell) covered calls. If a Portfolio sells a call option, it must be covered. That means the Portfolio must own the security subject to the call while the call is outstanding, or, for certain calls on indices and currencies, the call may be covered by segregating liquid assets to enable that Portfolio to satisfy its obligations if the call is exercised. Up to 20% of each Portfolio's total assets may be subject to calls the Portfolio writes.

      When a Portfolio writes a call on a security, it receives cash (a premium). That Portfolio agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Portfolio shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Portfolio receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium and the investment.

      When a Portfolio writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Portfolio will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium.

      The Portfolios' custodian bank, or a securities depository acting for the Custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Portfolio has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Portfolios enter into a closing transaction.

      When a LifeSpan Portfolio writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer that will establish a formula price at which the Portfolio will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When a LifeSpan Portfolio writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." The Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Portfolio wrote is more or less than the price of the call the Portfolio purchases to close out the transaction. The Portfolio may realize a profit if the call expires unexercised, because the Portfolio will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. If a Portfolio cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Portfolios may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. The Portfolios may use call options on futures contracts solely for bona fide hedging purposes. To do so, at the time the call is written, the Portfolios must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A Portfolio will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Portfolio's receipt of an exercise notice as to that future require the Portfolios to deliver a futures contract. It would simply put the Portfolio in a short futures position, which is permitted by the Portfolios' hedging policies.

           |_| Writing Put Options. The LifeSpan Portfolios can sell put options on securities, securities indices, foreign currencies and futures. Oppenheimer International Growth Fund/VA can also sell put options on futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

      If a LifeSpan Portfolio writes a put, the put must be covered by liquid assets identified on the Portfolio's books. The premium the Portfolio receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Portfolio also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put a Portfolio has written expires unexercised, the Portfolio realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Portfolio incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security a Portfolio will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Portfolio's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Portfolio to take delivery of the underlying security and pay the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Portfolio effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Portfolio may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Portfolio to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes.

      |_| Purchasing Calls and Puts. The Oppenheimer International Growth Fund/VA, Government Securities Portfolio and LifeSpan Portfolios can purchase calls on securities, securities indices, and foreign currencies. Oppenheimer International Growth Fund/VA and the LifeSpan Portfolios can also buy put and call options on futures. A Portfolio might do so to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a Portfolio buys a call (other than in a closing purchase transaction), it pays a premium. The Portfolio then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Portfolio benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Portfolio exercises the call. If the Portfolio does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

      The LifeSpan Portfolios can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not they own the underlying investment. When a Portfolio purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures a Portfolio owns enables the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to sell the underlying investment. However, the Portfolio may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Portfolio purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

           |_| Buying and Selling Options on Foreign Currencies. All Portfolios can sell exchange-traded call options on foreign currencies. Government Securities Portfolio, the LifeSpan Portfolios and Oppenheimer International Growth Fund/VA can also buy exchange-traded calls on foreign currencies. Oppenheimer International Growth Fund/VA and the LifeSpan Portfolios can buy call options on currencies in the OTC markets. The LifeSpan Portfolios can also buy and sell put options on foreign currencies. A Portfolio could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Portfolio wants to acquire.

      If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Portfolios' position. The Portfolio will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Portfolio could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Portfolio covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

        |_| Futures. The Portfolios have different policies and limitations on the purchase and sale of futures contracts:
o     Each Portfolio can buy and sell future contracts on stock indices.
o     Total  Return  Portfolio,   Oppenheimer   International  Growth  Fund/VA,
             Government  Securities  Portfolio,  and each LifeSpan Portfolio may buy and sell interest rate futures contracts.
o            Each portfolio that can invest in securities denominated in foreign currency can purchase and sell futures on foreign currencies.
o     Total Return  Portfolio,  Oppenheimer  International  Growth  Fund/VA and
             Government   Securities   Portfolio   can  buy  and  sell  futures
             contracts related to financial indices.

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by a Portfolio on the purchase or sale of a future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Portfolio's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Portfolio's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, a Portfolio may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Portfolio. Any loss or gain on the future is then realized by that Portfolio for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        |_| Forward Contracts (All Portfolios except Government Securities Portfolio). Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Portfolio may also use "cross-hedging" where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Portfolio could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Portfolio could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, a Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Portfolio are denominated. That is referred to as a "cross hedge."

      A Portfolio will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Portfolio's commitment under forward contracts. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a Portfolio may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Portfolio may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Portfolio may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, the Portfolio might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Portfolio is obligated to deliver to settle the trade, the Portfolio might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Portfolio's performance if there are unanticipated changes in currency prices to a greater degree than if the Portfolio had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Portfolio to sell a currency, the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange if the Portfolio desires to resell that currency to the dealer.

        |_| Interest Rate Swap Transactions (Government Securities Portfolio and the LifeSpan Portfolios). In an interest rate swap, a Portfolio and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. A Portfolio can enter into swaps only on securities that it owns and will not enter into swaps with respect to more than 25% of its total assets. Also, a Portfolio will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis.

      A Portfolio can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Portfolio and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

        |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Portfolio's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by a Portfolio might cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Portfolio of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Portfolio's control, holding a put might cause that Portfolio to sell the related investments for reasons that would not exist in the absence of the put.

      A Portfolio could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Portfolio is exercised on an investment that has increased in value, that Portfolio will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. For example, it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Portfolio might decline. If that occurred, the Portfolio would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a Portfolio's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Portfolio might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Portfolio can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Portfolio does so the market might decline. If the Portfolio then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

        |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Portfolios are required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, each Portfolio is exempted from registration with the CFTC as a "commodity pool operator" if the Portfolio complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Portfolio's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Portfolio must limit their aggregate initial futures margin and related options premiums to not more than 5% of the Portfolio's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Portfolio must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Portfolios are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Portfolio (or an adviser that is an affiliate of the Portfolio's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Portfolio purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

        |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Portfolios may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Portfolios at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. An election can be made by the Portfolios to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Portfolios enter into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Portfolio on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pay such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Portfolio's investment income available for distribution to its shareholders.

      |X|  Temporary   Defensive   Investments.   When  market  conditions  are
unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
|_|   obligations  issued  or  guaranteed  by  the  U.  S.  government  or  its instrumentalities or agencies,
|_| commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_| short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|   certificates of deposit and bankers'  acceptances of domestic and foreign banks  having total assets in excess of U.S. $1 billion, and
|_|   repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Portfolio has adopted to govern its investments that can be changed only by the vote of a "majority" of the Portfolio's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Portfolios' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Portfolios' most significant investment policies are described in the Prospectus.

      |X| Do the Portfolios Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio and Oppenheimer International Growth Fund/VA.

|_|   A Portfolio cannot issue "senior securities."
|_|   A  Portfolio  cannot  invest more than 5% of its total  assets  (taken at market value at the time of each investment) in the securities of any one issuer other than the U.S. government. That limit applies to repurchase agreements with any one bank. A Portfolio cannot purchase more than either (1) 10% of the principal amount of the outstanding debt securities of an issuer or (2) 10% of the outstanding voting
         securities  of  an  issuer.   This   restriction  does  not  apply  to
         securities issued or guaranteed by the U.S. government or its agencies, bank money instruments or bank repurchase agreements. (This restriction also does not apply to Government Securities Portfolio).
|_|   A Portfolio  cannot  invest more than 25% of its total  assets  (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. For the purpose of interpreting this restriction, utilities are divided according to their services. For example, gas, gas transmissions, electric and telephone each are considered to be a separate industry. However, this limitation does not apply to the purchase of obligations issued
         or   guaranteed   by   the   U.S.   government,    its   agencies   or
         instrumentalities,  certificates  of deposit  issued by domestic banks
         and  bankers'  acceptances.   (This  restriction  does  not  apply  to
         Oppenheimer International Growth Fund/VA or Government Securities Portfolio).
|_| A Portfolio cannot, by itself or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.
|_|   A Portfolio  cannot purchase  securities of other  investment  companies, except in connection with a merger, consolidation, acquisition or reorganization. Another exception is purchase in the open market of securities of closed-end investment companies if no underwriter or
         dealer's   commission  or  profit,   other  than  customary   broker's
         commission, is involved, but only if immediately after the purchase not more than 10% of the Portfolio's total assets, taken at market value, would be invested in such securities.
|_|   A  Portfolio  cannot  purchase  or sell  interests  in oil,  gas or other mineral exploration or development  programs,  commodities,  commodity
         contracts  or  real   estate.   However,   Total   Return   Portfolio,
         Oppenheimer   International  Growth  Fund/VA,  Growth  Portfolio,  and
         Government Securities Portfolio each may purchase securities of issuers that invest or deal in any of the above and may invest for
         hedging  purposes  in  futures  contracts  on  securities,   financial
         instruments and indices, and foreign currency, as are approved for trading on a registered exchange. The Oppenheimer International
         Growth  Fund/VA  may  also  invest  in  options  on  foreign   futures
         contracts  on  securities,   financial  instruments  and  indices  and
         foreign currency.
|_|   A Portfolio  cannot purchase any securities on margin,  however  Panorama
         Series Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A Portfolio cannot make short sales of securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
|_|   A  Portfolio  cannot make  loans,  except  that a Portfolio  (1) may lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the Portfolio's total assets taken at market value, (2) can enter into repurchase agreements, and
         (3) can purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
|_| A Portfolio cannot borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing. It can borrow only from banks as a temporary measure for extraordinary or emergency purposes. A Portfolio cannot make investments in portfolio securities while its outstanding borrowings exceed 5% of its total assets.
|_|   A  Portfolio  cannot  mortgage,  pledge,  hypothecate  or in  any  manner transfer, as security for indebtedness, any securities owned or held by such Portfolio. An exception is made as may be necessary in connection with borrowings mentioned in the preceding restriction. In that case such mortgaging, pledging or hypothecating may not exceed 10% of the Portfolio's total assets, taken at market value at the time of the transaction. The deposit of cash equivalents and liquid debt securities in a segregated account with the Portfolio's custodian bank and/or with a broker in connection with futures
         contracts  or  related  options   transactions  and  the  purchase  of
         securities on a "when-issued" basis are not deemed to be pledges.
|_| A Portfolio cannot underwrite securities of other issuers. A permitted exception is if the Portfolio is deemed to be an underwriter under the 1933 Act in selling its investment securities.
|_| A Portfolio cannot write, purchase or sell puts, calls or combinations thereof. However, Total Return Portfolio and Growth Portfolio may write covered call options and engage in closing purchase transactions. (This restriction does not apply to Oppenheimer International Growth Fund/VA and Government Securities Portfolio.)
|_|   A Portfolio  cannot  invest in  securities  of foreign  issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Portfolio can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed
         by  domestic  issuers,   including  Eurodollar  securities,  or  (iii)
         issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. (This
         restriction  does  not  apply  to  Oppenheimer   International  Growth
         Fund/VA.)

      |X| Do the LifeSpan Portfolios Have Restrictions That Are Fundamental Policies? The LifeSpan Portfolios also have restrictions that are fundamental policies.

|_|   Each  LifeSpan  Portfolio  cannot  issue  senior  securities,  except  as permitted by its policies as to margin, borrowing money, commodities and lending below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts,
         forward   commitments  and  repurchase   agreements  entered  into  in
         accordance with a Portfolio's investment policies, are not deemed to be senior securities.
|_|   A LifeSpan  Portfolio cannot purchase any securities on margin.  However,
         Panorama Series Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio
         securities.   A  LifeSpan   Portfolio   cannot  make  short  sales  of
         securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
|_|   A  LifeSpan  Portfolio  cannot  borrow  money,  except for  emergency  or extraordinary purposes. Those purposes include (1) borrowing from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) taken at market value, (2) borrowing in connection with the redemption of Portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (3) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. After each such borrowing there must be asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions do not constitute borrowing.
|_| A LifeSpan Portfolio cannot act as an underwriter. A permitted exception is to the extent that a Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933 in connection with the disposition of its investment securities.
|_| A LifeSpan Portfolio cannot purchase or sell real estate. However, a Portfolio may (1) acquire or lease office space for its own use, (2) invest in securities of issuers that invest in real estate or interests in real estate, (3) invest in securities that are secured by real estate or interests in real estate, (4) purchase and sell mortgage-related securities and (5) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
|_| A LifeSpan Portfolio cannot invest in commodities. However a Portfolio may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options and repurchase agreements entered into in accordance with the Portfolio's investment policies.
|_| A LifeSpan Portfolio cannot make loans. However, a Portfolio may (1) lend its portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and
         (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.
|_|      A  LifeSpan   Portfolio  cannot  purchase  the  securities  of  issuers
         conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in that industry would exceed 25% of its total assets taken at market value at the time of the investment. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.
|_|   With  respect  to  75% of  total  assets,  a  LifeSpan  Portfolio  cannot purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities), if:
(a) that purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or
(b) that purchase would result in the Portfolio holding more than 10% of the outstanding voting securities of that issuer.

      |X| Do the LifeSpan Portfolios Have any Other Investment Restrictions That Are Non-Fundamental? The following restrictions of the Life Span Portfolios are not fundamental policies and can be changed by the Board of Directors without the approval of shareholders.

|_| A LifeSpan Portfolio cannot pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. In that case the pledge, mortgage or hypothecation must not exceed 33 1/3% of the Portfolio's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.
|_| A LifeSpan Portfolio cannot participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager to save commissions or to average prices among them is not deemed to result in a joint securities trading account.
|_| A LifeSpan Portfolio cannot purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager any investment management subsidiary of the Manager individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.
|_| A LifeSpan Portfolio cannot purchase a security if, as a result, (1) more than 10% of the Portfolio's assets would be invested in securities of other investment companies, (2) the purchase would result in the Portfolio holding more than 3% of the total outstanding voting securities of any one investment company, or (3) more than 5% of the Portfolio's assets would be invested in any one such investment company.
|_| A LifeSpan Portfolio will not purchase the securities of any open-end investment company except when the purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company.
|_| A LifeSpan Portfolio will not purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Portfolios have no current intention of investing in other investment companies.
|_| A LifeSpan Portfolio will not purchase securities while outstanding borrowings exceed 5% of the Portfolio's total assets.
|_| A LifeSpan Portfolio will not invest in real estate limited partnership interests.
|_| A LifeSpan Portfolio will not purchase interests in oil, gas, or other mineral exploration programs or mineral leases. However, this policy does not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.
|_| A LifeSpan Portfolio will not invest for the purpose of exercising control over or management of any company.

      For purposes of each Portfolio's policy not to concentrate its assets, the Portfolios apply the policy to 25% or more of their total assets and have adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      As a matter of non-fundamental policy, each Portfolio has undertaken to limit its investments in illiquid securities to a stated percentage of net assets.

      The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by a Portfolio as a result of subsequent changes in value of the investments or the size of a Portfolio.


How the Portfolios Are Managed

Organization and History. Panorama Series Fund, Inc., the investment company of which each Portfolio is a series, was incorporated in Maryland on August 17, 1981. It is referred to as the "Company" in this Statement of Additional Information. Prior to May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the activities of the Company and the Portfolios, review their performance, and review the actions of the Manager.

      |X| Meetings of Shareholders. As series of a Maryland corporation, the Portfolios are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Portfolios will hold meetings from time to time on important matters and when required to do so by the Investment Company Act or other applicable law. They will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

Directors and Officers of the Company. The Directors and officers of the Company, and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Company under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


                                 Oppenheimer  Senior  Floating Rate
Oppenheimer Cash Reserves        Fund
Oppenheimer Champion Income Fund Oppenheimer Strategic Income Fund
                                 Oppenheimer   Total  Return  Fund,
Oppenheimer Capital Income Fund  Inc.
Oppenheimer High Yield Fund      Oppenheimer Variable Account Funds
Oppenheimer  International  Bond
Fund                             Panorama Series Fund, Inc.
Oppenheimer Integrity Funds      Centennial America Fund, L. P.
Oppenheimer         Limited-Term Centennial  California  Tax Exempt
Government Fund                  Trust
Oppenheimer  Main Street  Funds,
Inc.                             Centennial Government Trust
Oppenheimer  Main  Street  Small
Cap Fund.                        Centennial Money Market Trust
                                 Centennial  New  York  Tax  Exempt
Oppenheimer Municipal Fund       Trust
Oppenheimer Real Asset Fund      Centennial Tax Exempt Trust

    Ms. Macaskill and Messrs. Swain, Wixted, Bishop, Donohue, Farrar and Zack, who are officers of the Company, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of April 2, 2000, the Directors and officers of the Company as a group did not beneficially own any shares of the Portfolios.

William L. Armstrong, Director,2 Age: 63
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991).

Robert G. Avis*, Director, Age: 68
One North Jefferson Ave., St. Louis, Missouri 63103
Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G. Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).

William A. Baker, Director, Age: 85
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Jon S. Fossel, Director, Age: 58 3
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Director, Age: 59
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp.
and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Director, Age: 70
44 Portland Drive, St. Louis, Missouri 63131
Director  of  Wave  Technologies  International,   Inc.  (a  computer  products
training company), self-employed consultant (securities matters).

C. Howard Kast, Director, Age: 78
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director, Age: 78
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Director, Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.





------------------------
* Director who is an "interested person" of the Fund and of the Manager.

James C. Swain*, Chairman, Chief Executive Officer and Director, Age: 66 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Charles  Albers,  Vice  President  and Portfolio  Manager of Growth  Portfolio,
Age: 59
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).

Peter M. Antos, Vice President and Portfolio Manager of the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios; Age 52 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst,
Vice President of the Company and Senior Vice President of the Manager and HarbourView; portfolio manager of other Oppenheimer funds; previously Vice President and Senior Portfolio Manager, EquitiesnConnecticut Mutual Life Insurance Company - G.R. Phelps & Co. ("G.R.
Phelps") (1989-1996).

Patrick  Bisbey,   Vice  President  and  Portfolio   Manager  of  Total  Return
Portfolio, Age: 41
301 North Spring Street, Bellefonte, PA  16823
Managing  Director and Manager of Trading and Portfolio  Operations (since June,
1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of OppenheimerFunds, Inc's immediate parent, Oppenheimer Acquisition Corp.

David Dalzell, Vice President and Portfolio Manager of Total Return
Portfolio, Age: 33
301 North Spring Street, Bellefonte, PA  16823
Research analyst and trader with Trinity (since November, 1995), prior to which he was a financial consultant with Merrill Lynch Pierce Fenner & Smith Incorporated and a trader for First Chicago Trading Consultants.

George Evans, Vice President and Portfolio Manager of International Growth Fund/VA and international stock component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, Age: 40
Vice President of the Manager (since joining the Manager in September 1990) and HarbourView Asset Management Corporation (since July 1994); an officer of other Oppenheimer funds.





------------------------
* Director who is an "interested person" of the Fund and of the Manager.


Alan Gilston, Vice President and Portfolio Manager of Small Cap Stock component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio; Age: 41
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since September 1997); prior to joining the Manager in September 1997, he was a Vice President and portfolio manager at Schroder Capital Management International, Inc. (from August 1987 - September
1997). He is portfolio manager of small cap stock and international stock components of LifeSpan Funds.

John  S.  Kowalik,   Vice   President  and  Portfolio   Manager  of  Government
Securities
Portfolio; Age: 42
Two World  Trade  Center,  34th  Floor,  New York,  New York 10048  Senior  Vice
President of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989-1998).

Stephen F. Libera, Vice President and Portfolio Manager of Total Return Portfolio, and the Short-Term Bonds and Government/Corporate Bonds components of the LifeSpan Portfolios; Age: 47 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Vice President and Senior Portfolio Manager, Fixed Income--G.R. Phelps (1985-1996).

Nikolaos  D.  Monoyios,   Vice  President  and  Portfolio   Manager  of  Growth
Portfolio, Age: 50
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since April 1998); a Certified Financial Analyst; formerly a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1979).

David P. Negri, Vice President and Portfolio Manager of Government
Securities Portfolio and co-Portfolio Manager of High Yield Bond component of LifeSpan Funds; Age: 45
Two World  Trade  Center,  34th  Floor,  New York,  New York 10048  Senior  Vice
President of the Manager (since June 1989); an officer of other Oppenheimer funds.

Thomas P. Reedy, Vice President and Co-Portfolio Manager of High Yield Bond component of LifeSpan Funds; Age: 37 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager (since June 1993); an officer of other Oppenheimer funds. He is co-portfolio manager of High Yield Bond Component of LifeSpan Funds.

Michael C. Strathearn, Vice President and Portfolio Manager of the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios; Age 45 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, EquitiesnConnecticut Mutual Life Insurance Company ("CML") (1988-1996).

Kenneth B. White, Vice President and Portfolio Manager of the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios; Age 46 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, EquitiesnCML (1982-1996); Senior Investment Officer, EquitiesnCML (1987-1992).

Andrew J. Donohue, Vice President and Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.




Brian W. Wixted,  Treasurer,  Principal Financial, and Accounting Officer, Age:
40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Directors. The officers of the Company and one Director of the Company (Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Company. The remaining Directors of the Company received the compensation shown below. The compensation from the Portfolios was paid during their fiscal year ended December 31, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Portfolios and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.

















--------------------------------------------------------------------
                                              Total Compensation
Director's Name and    Aggregate              From all
Other Positions        Compensation           Denver-Based
                       from the Company       Oppenheimer Funds
                                              (38 Funds)1
--------------------------------------------------------------------
--------------------------------------------------------------------

William H. Armstrong           $1,190                $14,542

--------------------------------------------------------------------
--------------------------------------------------------------------

Robert G. Avis                 $5,560                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

William A. Baker               $5,560                $67,998

--------------------------------------------------------------------
--------------------------------------------------------------------

Jon. S. Fossel                 $5,446                $66,586
Review Committee
Member

--------------------------------------------------------------------
--------------------------------------------------------------------

Sam Freedman
Review Committee               $6,052                $73,998
Member
--------------------------------------------------------------------
--------------------------------------------------------------------

Raymond J. Kalinowski
Review Committee               $5,990                $73,248
Member
--------------------------------------------------------------------
--------------------------------------------------------------------

C. Howard Kast
Review Committee               $6,452                $78,873
Chairman

--------------------------------------------------------------------
--------------------------------------------------------------------

Robert M. Kirchner             $5,663                $69,248
Review Committee
Member
--------------------------------------------------------------------
--------------------------------------------------------------------

Ned M. Steel                   $5,560                $67,998

--------------------------------------------------------------------
1.    For the 1999 calendar year.

      |X| Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Portfolios. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

    Deferral of Director's fees under the plan will not materially affect the Portfolios' assets, liabilities and net income per share. The plan will not obligate the Portfolios to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Portfolios may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X| Major Shareholders. As of April 1, 2000, all of the outstanding shares of each Portfolio were held by separate investment accounts of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

The  Manager.   OppenheimerFunds,   Inc.,  the  Manager,   is  wholly-owned  by
Oppenheimer   Acquisition   Corporation,   a  holding  company   controlled  by
Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment management services to each Portfolio under an investment advisory agreement between the Manager and the respective Portfolio. The investment advisory agreements require the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel necessary to provide effective corporate administration for each Portfolio. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Portfolio.

      Expenses not expressly assumed by the Manager under an advisory agreement are paid by the relevant Portfolio. The advisory agreements list examples of expenses to be paid by a Portfolio. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. The management fees paid by a Portfolio to the Manager are calculated at the rates listed in the Portfolio's Prospectus, which are applied to the assets of the Portfolio as a whole.










----------------------------------------------------------------------
                         Management Fees Paid to OppenheimerFunds,
      Portfolio               Inc. in the Fiscal Years Ended:
----------------------------------------------------------------------
----------------------------------------------------------------------
                          12/31/97        12/31/98        12/31/99
----------------------------------------------------------------------
----------------------------------------------------------------------

Total Return Portfolio  $ 6,482,637      $6,893,133     $ 6,587,018
----------------------------------------------------------------------
----------------------------------------------------------------------

Growth Portfolio         $3,818,977      $4,523,009     $ 4,214,611
----------------------------------------------------------------------
----------------------------------------------------------------------

Oppenheimer               $732,642        $945,935      $ 1,072,824
International Growth
Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Capital
Appreciation Portfolio    $437,070        $567,142       $ 615,493
----------------------------------------------------------------------
----------------------------------------------------------------------

LifeSpan Balanced         $504,390        $648,865       $ 736,934
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Diversified
Income Portfolio          $213,594        $287,965       $ 343,103
----------------------------------------------------------------------
----------------------------------------------------------------------
Government Securities
Portfolio                 $120,922        $126,912       $ 119,156
----------------------------------------------------------------------
----------------------------------------------------------------------

Total (All Portfolios)  $12,310,232     $13,992,961     $13,689,139
----------------------------------------------------------------------

      The advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the agreement relates. Each advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation.

      The Sub-Advisors. Prior to January 1, 2000, the Manager had retained sub-advisors to manage Oppenheimer International Growth Fund/VA and certain components of the LifeSpan Portfolios. The Manager retained Babson-Stewart Ivory International until October 1, 1999 as Sub-Advisor for Oppenheimer International Growth Fund/VA and the international component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, Pilgrim Baxter & Associates, Ltd. until December 31, 1999 as Sub-Advisor for the small cap component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, and Credit Suisse Asset Management until December 31, 1999 as Sub-Advisor for the high yield/high risk bond component for each LifeSpan Portfolio.

----------------------------------------------------------------------

       Sub-Advisory Fees Paid by OppenheimerFunds, Inc. to the
                            Sub-Advisors
----------------------------------------------------------------------
----------------------------------------------------------------------
   Sub-Advisor        Year Ended       Year Ended       Year Ended
                       12/31/97         12/31/98         12/31/99
----------------------------------------------------------------------
----------------------------------------------------------------------
Babson-Stewart
Ivory                  $520,403         $644,927         $576,967
International,
Ltd.
----------------------------------------------------------------------
----------------------------------------------------------------------
Pilgrim Baxter &
Associates, Inc.       $116,744         $135,302         $161,093
----------------------------------------------------------------------
----------------------------------------------------------------------
Credit Suisse
Asset Management       $78,165          $103,619         $114,816
----------------------------------------------------------------------

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under each advisory agreement is to arrange the investment securities transactions for each Portfolio. Each advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Portfolio's portfolio transactions. The Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that it thinks, in its best judgment based on all relevant factors, will implement the policy of each Portfolio to obtain, at reasonable expense, the "best execution" of a Portfolio's transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of a Portfolio as established by the Board of Directors.

      Under each advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for a Portfolio and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to the those considerations, as a factor in the selection of brokers for a Portfolio's portfolio transactions, the Manager may also consider sales of shares of a Portfolio and other investment companies for which the Manager or an affiliate serves as investment advisor.

      Subject to any policy established by the Board of Directors, the Manager is primarily responsible for the investment decisions of each Portfolio and for placing its portfolio transactions. While the Manager generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreements and the procedures and rules described above, generally the Manager's portfolio traders allocate brokerage based upon recommendations from the portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Portfolio may be required to pay fixed brokerage commissions and would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, ordinarily a Portfolio uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
      Most purchases of debt securities, commercial paper, and money market instruments made by the Portfolios are principal transactions at net prices, and the Portfolios incur little or no brokerage costs for these transactions. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Other funds advised by the Manager have investment policies similar to those of the Portfolios. Those other funds may purchase or sell the same securities as the Portfolios at the same time as the Portfolios, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of the other accounts. Investment research may be supplied by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income trades to obtain research if the broker represents to the Manager that: (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons, and helps the Manager obtain market information for the valuation of securities held in a Portfolio's investment portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers for furnishing these services, together with the Manager's representation that the amount of those commissions was reasonably related to the value or benefit of those services.

      No principal transactions and, except under unusual circumstances, no agency transactions for Government Securities Portfolio will be handled by any affiliated securities dealer. In the unusual circumstance when that Portfolio pays brokerage commissions, the above-described brokerage practices and policies are followed.

----------------------------------------------------------------------

         Total Brokerage Commissions Paid by the Portfolios1
----------------------------------------------------------------------
----------------------------------------------------------------------
                               Fiscal Year   Fiscal Year    Fiscal
          Portfolio               Ended         Ended     Year Ended
                                 12/31/97     12/31/98     12/31/992
----------------------------------------------------------------------
----------------------------------------------------------------------
Growth Portfolio                 $1,587,706    $2,264,377  $2,617,343
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Return Portfolio           $2,051,990    $1,992,347  $2,702,290
----------------------------------------------------------------------
----------------------------------------------------------------------
Oppenheimer International          $224,663      $234,709    $657,301
Growth Fund/VA
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Capital Appreciation       $84,779       $99,109    $111,431
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Diversified Income          $7,358        $8,738    $ 12,788
Portfolio
----------------------------------------------------------------------
----------------------------------------------------------------------
LifeSpan Balanced Portfolio         $72,620       $87,735    $101,959
----------------------------------------------------------------------
----------------------------------------------------------------------
Government Securities                  None          None      $  560
Portfolio
----------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 12/31/99, the amount of transactions directed to brokers for research services and the amount of the commissions paid to broker-dealers for those serves were as follows:
      Portfolio           Amount of Transactions         Amount of Commissions
      Growth              $1,410,573,508            $1,750,884
      Total Return        $1,475,406,911            $1,800,985
      International
       Growth Fund/VA$  100,313,646            $  245,213
      LifeSpan Balanced   $    29,870,966           $    36,513
      LifeSpan Capital
         Appreciation     $    32,502,456           $    39,684
      Diversified Income  $      6,573,362               $      7,800

      Government Securities    $                     0
$             0

Distribution and Service Plans (Service Shares Only)

    Under  its   General   Distributor's   Agreements   with  the   Portfolios,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the Portfolios' Service shares.

      Each Portfolio has adopted a Distribution and Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which each Portfolio will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares. Prior to May 1, 2000, no Service shares have been issued and therefore no payments have been made prior to that date.

      Under the Plans, no payment will be made to any insurance company separate account sponsor or affiliate thereof under a Portfolio's Plan (each is referred to as a "Recipient") in any quarter if the aggregate net assets of a Portfolio's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors. Initially, the Board of Directors has set the fee at 0.15% of average annual net assets and set no minimum amount.

      Under the Plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from each respective Portfolio) to make payments to Recipients for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Company's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Portfolio's shares. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Directors.

      While the plans are in effect and Service shares are outstanding, the Treasurer of the Company must provide separate written reports to the Company's Board of Directors at least quarterly describing the amount of payments made pursuant to each Plan. These reports are subject to the review and approval of the Independent Directors.


Performance of the Portfolios

Explanation of Performance Terminology. The Portfolios use a variety of terms to illustrate their performance. These terms include "standardized yield" and "dividend yield" for the Government Securities Portfolio and "average annual total return" and "cumulative total return" for all Portfolios. An explanation of how yields and total returns are calculated is set forth below. The charts below show the performance of the Portfolios as of the most recent fiscal year end. You can obtain current performance information by calling the Transfer Agent at 1-800-470-0861.

      The illustrations of performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Portfolio of its performance data must include the average annual total returns for the Portfolio. Those returns must be shown for the 1- 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      No performance information is presented for any Portfolio's Service shares, which were not offered prior to May 1, 2000. Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.

      The Portfolios are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Portfolio's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Portfolio's performance results would be less.

      Use of standardized performance calculations enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Portfolio's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Portfolio over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| An investment in a Portfolio is not insured by the FDIC or any other government agency.

      |_| The principal value of a Portfolio's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      |X| Yields. The Government Securities Portfolio uses a variety of different yields to illustrate its current returns.

        |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Portfolio in the 30-day period, but is a hypothetical yield based upon the net investment income from the Portfolio's investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                         Standardized Yield = 2[(a-b     6
                                                 --- + 1) - 1]
                                                 cd

      The symbols above represent the following factors:

      a =dividends and interest earned during the 30-day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
      d =the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.

        |_| Dividend Yield. The Government Securities Portfolio may quote a "dividend yield" for its shares. Dividend yield is based on the dividends paid during the actual dividend period. To calculate dividend yield, the dividends declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)


  ------------------------------------------------------------------
             Yields for the 30-Day Period Ended 12/31/99
  ------------------------------------------------------------------
  ------------------------------------------------------------------
          Portfolio          Standardized Yield    Dividend Yield
  ------------------------------------------------------------------
  ------------------------------------------------------------------
  Government Securities            5.98%               5.75%
  Portfolio
  ------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. A Portfolio uses standardized calculations for its total returns as prescribed by the SEC.
The methodology is discussed below.

                                  1/n
                              ERV
                              --- - 1 = Average Annual Total Return
                               P

      |_| Average Annual Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

---------------------------------------------------------------------

            Total Returns for the Periods Ended 12/31/99
---------------------------------------------------------------------
---------------------------------------------------------------------
                       Cumulative
                       Total
                       Returns
                       (10 years
                       or Life
Portfolio              of Class)     Average Annual Total Returns
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                5-Year     10-Year
                                              (or            (or
                                    1-Year    life-of-clalife-of-class)
---------------------------------------------------------------------
---------------------------------------------------------------------

---------------------------------------------------------------------
---------------------------------------------------------------------
Growth Portfolio1       271.48%     - 3.76%     16.70%     14.02%
---------------------------------------------------------------------
---------------------------------------------------------------------
Total Return            189.65%     - 1.54%     12.24%     11.22%
Portfolio2
---------------------------------------------------------------------
---------------------------------------------------------------------
Oppenheimer
International Growth    186.64%      50.37%     19.38%     14.79%
Fund/VA3
---------------------------------------------------------------------
---------------------------------------------------------------------
Government Securities     57.74%    - 1.73%      6.99%      6.15%
Portfolio3
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Capital
Appreciation              81.43%     20.34%     14.74%       N/A
Portfolio4
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Balanced         66.35%     16.11%     12.46%       N/A
Portfolio4
---------------------------------------------------------------------
---------------------------------------------------------------------
LifeSpan Diversified     32.22%     - 0.85%      6.66%       N/A
Income Portfolio4
---------------------------------------------------------------------
1.    Inception: 1/21/82.
2.    Inception: 9/30/82.
3.    Inception: 5/13/92.
4.    Inception:   9/1/95.  Sub-advisors  managed  certain  components  of  the
   LifeSpan Portfolios until January 1, 2000.
5. Babson-Stewart   Ivory   International  was  sub-advisor  for  the  Fund  and
   principally responsible for the day-to-day investment of the Fund's assets until October 1, 1999.

Other Performance Comparisons. Each Portfolio compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. A Portfolio may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time a Portfolio may publish the ranking of the performance of its shares by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Portfolios, and ranks their performance for various periods in categories based on investment styles. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings and Rankings. From time to time a Portfolio may publish the star ranking and/or star rating of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      A Portfolio may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time a Portfolio may include in its advertisements and sales literature performance information about the Portfolio cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Portfolio's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, a Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, a portfolio may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

      Insurance companies that hold shares of the Portfolios in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Portfolios. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. Those customers are not "shareholders" of the Portfolios. The rights of those insurance companies as record holders and owners of shares of a Portfolio are different from the rights of their customers. The term "shareholder" in this Statement of Additional Information refers only to the insurance companies whose separate accounts hold shares of the Portfolios, and not to contract holders.

      The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this Statement of Additional Information and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

Determination of Net Asset Values Per Share. The net asset value per share of each Portfolio is determined as of the close of business of The New York Stock Exchange on each day the Exchange is open. The calculation is done by dividing the value of a Portfolio's net assets by the number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M., on a regular business day. The Portfolios' net asset values will not be calculated on those days and the values of some of a Portfolio's investment securities may change significantly on those days, when shareholders cannot purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.
      |X|  Securities  Valuation.   The  Board  of  Directors  has  established
procedures for the valuation of each Portfolio's securities. In general those procedures are as follows:

        |_| Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:
(1)   if last sale  information is regularly  reported,  they are valued at the last reported  sale price on the principal  exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)          if last sale information is not available on a valuation date, they are valued at the last reported sale price  preceding the valuation date if it is within the spread of the  closing  "bid" and  "asked"
             prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
        |_|  Equity  securities  traded  on  a  foreign   securities   exchange
generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing  service  approved by the
             Board of Directors, or
(2)          at the last sale price  obtained by the Manager  from the report of the principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)          at the mean between the "bid" and "asked" prices  obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
        |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
        |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when  issued and which  have a  remaining  maturity  of 60 days or less.
        |_|  The  following   securities  are  valued  at  cost,  adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. |_| Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When a Portfolio writes an option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Portfolio's gain on investments, if a call or put written by the Portfolio is exercised, the proceeds are increased by the premium received. If a call or put written by the Portfolio expires, the Portfolio has a gain in the amount of the premium. If the Portfolio enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Portfolio exercises a put it holds, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Portfolios have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Portfolio will vary from time to time depending on market conditions, the composition of the Portfolio's investment portfolio, and expenses borne by the Portfolio.

Tax Status of the Portfolios' Dividends and Distributions. The Company intends that each Portfolio shall qualify and be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code for each taxable year. By so qualifying, the Portfolios will not be subject to federal income taxes on amounts paid by them as dividends and distributions, as described in the respective Prospectuses. Each Portfolio is treated as a separate entity for purposes of determining federal tax treatment. The Company will endeavor to ensure that each Portfolio's assets are invested so that all requirements of Subchapter M are satisfied, but there can be no assurance that it will be successful in doing so.

      To qualify as a regulated investment company under Subchapter M of the Code, a Portfolio must, among other things, derive at least 90% of its gross income for the taxable year from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, fees from certain securities loans or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (this is referred to as the "90% income test"). The Portfolio must also satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income that a Portfolio earns from equity interests in certain entities that are not treated as corporations (e.g., they are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Portfolio as in the hands of such entities. Consequently, the Portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

      As noted in the Prospectuses, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations under that section. Those requirements, which are in addition to the diversification requirements imposed on a Portfolio by the Investment Company Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Additionally, because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, there are restrictions on the amount of its assets a Portfolio may invest in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days after a calendar quarter, no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.

      Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the Portfolio and the insurance company issuing the contracts.

      Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency denominated debt securities, certain options and futures contracts relating to foreign currency, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year were to exceed the Portfolio's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

      Limitations imposed by the Code on regulated investment companies like the Portfolios may restrict the Portfolios' ability to enter into futures, options and currency forward transactions.

      The Portfolios may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

      The federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Portfolios may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit their transactions in these instruments.

      If a Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Portfolio could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Each Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Additional Information About the Portfolios

The Transfer Agent. OppenheimerFunds Services, a division of the Manager, is each Portfolio's transfer agent. It is responsible for maintaining each Portfolio's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It provides these services "at cost." It also acts as transfer agent for other funds managed by the Manager.

-------------------------------------------------------------------------------
Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the Portfolios as investments for those products should direct questions about their accounts to the servicing agent for their insurance company, because OppenheimerFunds Services does not maintain the records for those annuities, policies or other products.
-------------------------------------------------------------------------------

The Custodian Bank. The Bank of New York is the custodian bank for the Portfolios' assets. The custodian bank's responsibilities include safeguarding and controlling the Portfolios' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios.

      It will be the practice of the Portfolios to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Portfolios' cash balances with the custodian bank in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Portfolios are Deloitte & Touche LLP. They audit the Portfolios' financial statements and perform other related audit services. They also act as auditors for the Manager of certain other funds advised by the Manager and its affiliates.


--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Growth Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                                             Market Value
                                                                                            Shares           Note 1
========================================================================================================================
Common Stocks--94.2%
------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.0%
------------------------------------------------------------------------------------------------------------------------
Chemicals--1.8%
------------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                             61,500          $ 8,217,937
------------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                                             100,700            4,097,231
                                                                                                             -----------
                                                                                                              12,315,168
------------------------------------------------------------------------------------------------------------------------
Paper--2.2%
Georgia Pacific Group                                                                        79,200            4,019,400
------------------------------------------------------------------------------------------------------------------------
Georgia Pacific Group/Timber Group                                                           58,500            1,440,562
------------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                                                     168,100            2,395,425
------------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                             99,500            7,145,344
                                                                                                             -----------
                                                                                                              15,000,731
------------------------------------------------------------------------------------------------------------------------
Capital Goods--14.5%
------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.8%
General Dynamics Corp.                                                                      174,100            9,183,775
------------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                                       49,400            2,670,687
                                                                                                             -----------
                                                                                                              11,854,462
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.2%
Integrated Device Technology, Inc.(1)                                                        61,600            1,786,400
------------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                                 56,600            2,709,725
------------------------------------------------------------------------------------------------------------------------
SPX Corp.(1)                                                                                122,000            9,859,125
                                                                                                             -----------
                                                                                                              14,355,250
------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.4%
Valassis Communications, Inc.(1)                                                             70,800            2,991,300
------------------------------------------------------------------------------------------------------------------------
Manufacturing--10.1%
Avery-Dennison Corp.                                                                         37,700            2,747,387
------------------------------------------------------------------------------------------------------------------------
Ball Corp.                                                                                   52,700            2,075,062
------------------------------------------------------------------------------------------------------------------------
Briggs & Stratton Corp.                                                                      78,700            4,220,287
------------------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                                                      94,000            3,801,125
------------------------------------------------------------------------------------------------------------------------
Crane Co.                                                                                    92,100            1,830,487
------------------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                                 150,000            6,806,250
------------------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                                  29,200            2,120,650
------------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                               198,800           11,468,275
------------------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                                        84,500            1,943,500
------------------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                        113,100           11,069,662
------------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                        75,600            3,879,225
------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                52,300            4,010,756
------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                   178,500           11,602,500
                                                                                                             -----------
                                                                                                              67,575,166


4                             Growth Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                             Market Value
                                                                                            Shares           Note 1
------------------------------------------------------------------------------------------------------------------------
Communication Services--6.3%
------------------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--4.7%
ADC Telecommunications, Inc.(1)                                                              54,700          $ 3,969,169
------------------------------------------------------------------------------------------------------------------------
ALLTELL Corp.                                                                               196,500           16,248,094
------------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                  177,300            8,997,975
------------------------------------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                                                         58,600            2,439,225
                                                                                                             -----------
                                                                                                              31,654,463
------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.6%
BellSouth Corp.                                                                             223,200           10,448,550
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--13.7%
------------------------------------------------------------------------------------------------------------------------
Autos & Housing--3.3%
Cooper Tire & Rubber Co.                                                                    111,300            1,732,106
------------------------------------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                                                  77,300            2,478,431
------------------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                         59,400            1,963,912
------------------------------------------------------------------------------------------------------------------------
Genuine Parts Co.                                                                           180,400            4,476,175
------------------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                                 130,500            3,311,437
------------------------------------------------------------------------------------------------------------------------
Stanley Works (The)                                                                          83,600            2,518,450
------------------------------------------------------------------------------------------------------------------------
USG Corp.                                                                                    63,500            2,992,437
------------------------------------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                                         67,900            2,711,756
                                                                                                             -----------
                                                                                                              22,184,704
------------------------------------------------------------------------------------------------------------------------
Consumer Services--0.8%
Harte-Hanks, Inc.                                                                            73,600            1,600,800
------------------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                                        51,200            3,622,400
                                                                                                             -----------
                                                                                                               5,223,200
------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.9%
MGM Grand, Inc.                                                                              53,800            2,706,812
------------------------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                                                     202,200            3,096,188
                                                                                                             -----------
                                                                                                               5,803,000
------------------------------------------------------------------------------------------------------------------------
Media--2.7%
Central Newspapers, Inc., Cl. A                                                              46,400            1,827,000
------------------------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                                                 68,800            1,887,700
------------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                                           125,700           10,252,406
------------------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                                          73,400            4,367,300
                                                                                                             -----------
                                                                                                              18,334,406
------------------------------------------------------------------------------------------------------------------------
Retail: General--1.8%
Family Dollar Stores, Inc.                                                                   91,600            1,494,225
------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                        124,800            6,310,200
------------------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                                    51,500            1,660,875
------------------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                              87,600            2,294,025
                                                                                                             -----------
                                                                                                              11,759,325


                             Growth Portfolio                                5

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                             Market Value
                                                                                            Shares           Note 1
------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--2.6%
------------------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                                      107,800          $ 4,857,738
------------------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                                   149,600            6,881,600
------------------------------------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                                           124,200            2,227,838
------------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                         91,600            1,923,600
------------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                                               86,200            1,761,713
                                                                                                             -----------
                                                                                                              17,652,489
------------------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.6%
Jones Apparel Group, Inc.(1)                                                                158,400            4,296,600
------------------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                          53,900            2,027,988
------------------------------------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                                                       184,200            2,843,588
------------------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                                                      79,200            1,386,000
                                                                                                             -----------
                                                                                                              10,554,176
------------------------------------------------------------------------------------------------------------------------
Consumer Staples--7.4%
------------------------------------------------------------------------------------------------------------------------
Beverages--2.0%
Adolph Coors Co., Cl. B                                                                      64,300            3,375,750
------------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                   139,900            9,915,413
                                                                                                             -----------
                                                                                                              13,291,163
------------------------------------------------------------------------------------------------------------------------
Entertainment--0.5%
Brinker International, Inc.(1)                                                               83,200            1,996,800
------------------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                                     79,800            1,446,375
                                                                                                             -----------
                                                                                                               3,443,175
------------------------------------------------------------------------------------------------------------------------
Food--1.9%
Flowers Industries, Inc.                                                                     80,800            1,287,750
------------------------------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                                           38,600            1,568,125
------------------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                                                   212,900            3,832,200
------------------------------------------------------------------------------------------------------------------------
International Home Foods, Inc.(1)                                                           110,400            1,918,200
------------------------------------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                                                         68,200            1,918,125
------------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                                              103,600            2,285,675
                                                                                                             -----------
                                                                                                              12,810,075
------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.9%
Albertson's, Inc.                                                                            96,200            3,102,450
------------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                             137,200            2,744,000
                                                                                                             -----------
                                                                                                               5,846,450


6                             Growth Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                            Market Value
                                                                                            Shares          Note 1
------------------------------------------------------------------------------------------------------------------------
Household Goods--1.7%
Kimberly-Clark Corp.                                                                        169,100          $11,033,775
------------------------------------------------------------------------------------------------------------------------
Tobacco--0.4%
UST, Inc.                                                                                   115,500            2,909,156
------------------------------------------------------------------------------------------------------------------------
Energy--9.0%
------------------------------------------------------------------------------------------------------------------------
Energy Services--1.1%
Anadarko Petroleum Corp.                                                                     53,600            1,829,100
------------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                                   129,000            2,950,875
------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                                      161,000            2,676,625
                                                                                                             -----------
                                                                                                               7,456,600
------------------------------------------------------------------------------------------------------------------------
Oil: Domestic--4.6%
Apache Corp.                                                                                 67,100            2,478,506
------------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                                   53,700            1,775,456
------------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                                                         112,700            2,789,325
------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                           217,588           17,529,433
------------------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                             37,600            2,157,300
------------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                 71,500            3,883,344
                                                                                                             -----------
                                                                                                              30,613,364
------------------------------------------------------------------------------------------------------------------------
Oil: International--3.3%
BP Amoco plc, ADR                                                                           160,400            9,513,725
------------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                        132,800            8,026,100
------------------------------------------------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                                                                 62,100            4,300,425
                                                                                                             -----------
                                                                                                              21,840,250
------------------------------------------------------------------------------------------------------------------------
Financial--18.4%
------------------------------------------------------------------------------------------------------------------------
Banks--1.9%
Chase Manhattan Corp.                                                                        41,000            3,185,188
------------------------------------------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                                                         48,100              889,850
------------------------------------------------------------------------------------------------------------------------
UnionBanCal Corp.                                                                            61,400            2,421,463
------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                               50,700            3,447,600
------------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                              67,200            2,717,400
                                                                                                             -----------
                                                                                                              12,661,501
------------------------------------------------------------------------------------------------------------------------
Diversified Financial--3.6%
AMBAC Financial Group, Inc.                                                                  74,400            3,882,750
-------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                             141,300            7,850,981
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                              28,300            2,665,506
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                             29,800            4,253,950
------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                                                  103,500            2,891,531
------------------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                                        53,900            2,630,994
                                                                                                             -----------
                                                                                                              24,175,712


                             Growth Portfolio                                7

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                             Market Value
                                                                                            Shares           Note 1
------------------------------------------------------------------------------------------------------------------------
Insurance--12.7%
ACE Ltd.                                                                                    167,700          $ 2,798,494
------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                              136,100            3,266,400
------------------------------------------------------------------------------------------------------------------------
American General Corp.                                                                       53,600            4,066,900
------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                           65,175            7,047,047
------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                                                         227,700            7,713,338
------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                  82,800            4,662,675
------------------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                                 108,900            8,773,256
------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                               123,200            2,202,200
------------------------------------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                                                   66,600            2,930,400
------------------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                                       144,500            9,862,125
------------------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                                      175,100            7,004,000
------------------------------------------------------------------------------------------------------------------------
Manulife Financial Corp.(1)                                                                 136,400            1,730,575
------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                  38,000            3,636,125
------------------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                           53,900            2,573,725
------------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                         106,000            3,570,875
------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                    182,600            6,254,050
------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                                      134,900            6,997,938
                                                                                                             -----------
                                                                                                              85,090,123
------------------------------------------------------------------------------------------------------------------------
Savings & Loans--0.2%
Greenpoint Financial Corp.                                                                   53,000            1,262,063
------------------------------------------------------------------------------------------------------------------------
Healthcare--1.3%
------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.3%
United Healthcare Corp.                                                                      78,300            4,159,688
------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                                           67,600            4,457,375
                                                                                                             -----------
                                                                                                               8,617,063
------------------------------------------------------------------------------------------------------------------------
Technology--12.4%
------------------------------------------------------------------------------------------------------------------------
Computer Hardware--5.7%
Apple Computer, Inc.(1)                                                                      76,400            7,854,875
------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                          45,900            5,229,731
------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                       120,100           12,970,800
Lexmark International Group, Inc., Cl. A(1)                                                 130,600           11,819,300
                                                                                                             -----------
                                                                                                              37,874,706
------------------------------------------------------------------------------------------------------------------------
Computer Services--1.2%
First Data Corp.                                                                            164,800            8,126,700
------------------------------------------------------------------------------------------------------------------------
Computer Software--0.5%
Synopsys, Inc.(1)                                                                            44,900            2,997,075
------------------------------------------------------------------------------------------------------------------------
Communications Equipment--0.5%
BISYS Group, Inc. (The)(1)                                                                   50,500            3,295,125
------------------------------------------------------------------------------------------------------------------------
Electronics--4.5%
Cypress Semiconductor Corp.(1)                                                              187,900            6,083,263
------------------------------------------------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                                                   65,900            4,246,431
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                  51,100            4,206,169
------------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                             148,900            6,374,781
------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1)                                                                           136,400            9,002,400
                                                                                                             -----------
                                                                                                              29,913,044


8                             Growth Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                                            Market Value
                                                                                        Shares              Note 1
------------------------------------------------------------------------------------------------------------------------
Transportation--1.1%
------------------------------------------------------------------------------------------------------------------------
Air Transportation--0.5%
Delta Air Lines, Inc.                                                                        68,200         $  3,397,213
------------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.6%
Union Pacific Corp.                                                                          98,800            4,310,150
------------------------------------------------------------------------------------------------------------------------
Utilities--6.1%
------------------------------------------------------------------------------------------------------------------------
Electric Utilities--5.2%
Carolina Power & Light Co.                                                                   59,700            1,817,119
------------------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                              110,900            1,864,506
------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                           133,600            6,696,700
------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                              80,400            3,442,125
------------------------------------------------------------------------------------------------------------------------
Montana Power Co.                                                                           185,800            6,700,413
Potomac Electric Power Co.                                                                   88,600            2,032,263
------------------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                                       100,500            3,498,656
------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                        232,800            5,325,300
------------------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                          88,500            3,147,281
                                                                                                            ------------
                                                                                                              34,524,363
------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.9%
El Paso Energy Corp.                                                                        115,800            4,494,488
------------------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                                  46,800            1,521,000
                                                                                                            ------------
                                                                                                               6,015,488
                                                                                                            ------------
Total Common Stocks (Cost $604,761,408)                                                                      629,210,724

                                                                                        Principal
                                                                                        Amount
========================================================================================================================
Short-Term Notes--2.2%(2)
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.75%, 1/11/00                                                  $ 5,000,000            4,992,014
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.64%, 1/6/00                                            5,000,000            4,996,083
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.64%, 1/7/00                                            5,000,000            4,995,300
                                                                                                            ------------
Total Short-Term Notes (Cost $14,983,397)                                                                     14,983,397

========================================================================================================================
Repurchase Agreements--3.3%
------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $21,804,996 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $8,556,275 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $13,692,377 (Cost $21,800,000)               21,800,000           21,800,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $641,544,805)                                                99.7%         665,994,121
------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                 0.3            2,144,704
                                                                                        -----------         ------------
Net Assets                                                                                    100.0%        $668,138,825
                                                                                        ===========         ============


1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.


See accompanying Notes to Financial Statements.


                             Growth Portfolio                                9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

============================================================================================================
Assets
Investments, at value (cost $641,544,805)--see accompanying statement                           $665,994,121
------------------------------------------------------------------------------------------------------------
Cash                                                                                               1,060,023
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                   3,501,797
Interest and dividends                                                                               763,235
Shares of capital stock sold                                                                          91,498
Other                                                                                                  6,996
                                                                                                -------------
Total assets                                                                                     671,417,670
============================================================================================================
Liabilities Payables and other liabilities:
Shares of capital stock redeemed                                                                   2,251,183
Investments purchased                                                                                963,109
Transfer and shareholder servicing agent fees                                                            186
Directors' compensation                                                                                  158
Other                                                                                                 64,209
                                                                                                ------------
Total liabilities                                                                                  3,278,845
============================================================================================================
Net Assets                                                                                      $668,138,825
                                                                                                ============
============================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                            $    223,515
------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       515,604,860
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               10,353,236
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                         117,507,898
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        24,449,316
                                                                                                ------------
Net assets--applicable to 223,515,253 shares of capital stock outstanding                       $668,138,825
                                                                                                ============
============================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                               $2.99

See accompanying Notes to Financial Statements.



10                             Growth Portfolio

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

============================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $14,452)                                        $  12,206,173
------------------------------------------------------------------------------------------------------------
Interest                                                                                           2,449,699
                                                                                               -------------
Total income                                                                                      14,655,872
============================================================================================================
Expenses
Management fees                                                                                    4,214,611
------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                               15,000
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           12,291
------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                3,916
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                          2,107
------------------------------------------------------------------------------------------------------------
Other                                                                                                 65,248
                                                                                               -------------
Total expenses                                                                                     4,313,173
Less expenses paid indirectly                                                                        (11,885)
                                                                                               -------------
Net expenses                                                                                       4,301,288

============================================================================================================
Net Investment Income                                                                             10,354,584
============================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                                                 117,643,744
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                            (159,810,957)
                                                                                               -------------
Net realized and unrealized loss                                                                 (42,167,213)
============================================================================================================
Net Decrease in Net Assets Resulting from Operations                                           $ (31,812,629)
                                                                                               =============

See accompanying Notes to Financial Statements.


                             Growth Portfolio                                11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                                      1999                 1998
========================================================================================================================
Operations
Net investment income                                                                 $  10,354,584        $  10,211,556
------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                       117,643,744           33,310,716
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                  (159,810,957)          24,320,298
                                                                                      -------------        -------------
Net increase (decrease) in net assets resulting from operations                         (31,812,629)          67,842,570
========================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                    (10,168,122)          (9,799,624)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                    (33,413,443)        (107,624,371)
========================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions        (175,338,440)         137,081,544
========================================================================================================================
Net Assets
Total increase (decrease)                                                              (250,732,634)          87,500,119
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     918,871,459          831,371,340
                                                                                      -------------        -------------
End of period (including undistributed net investment income
of $10,353,236 and $10,166,774, respectively)                                         $ 668,138,825        $ 918,871,459
                                                                                      =============        =============

See accompanying Notes to Financial Statements.




12                             Growth Portfolio

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                                              1999            1998          1997            1996(1)     1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                             $3.27           $3.45         $2.98           $2.53       $1.97
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .05             .04           .04             .04         .04
Net realized and unrealized gain (loss)                           (.17)            .26           .69             .43         .71
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                    (.12)            .30           .73             .47         .75
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.04)           (.04)         (.03)           (.01)       (.04)
Distributions from net realized gain                              (.12)           (.44)         (.23)           (.01)       (.15)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                   (.16)           (.48)         (.26)           (.02)       (.19)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $2.99           $3.27         $3.45           $2.98       $2.53
                                                                 =====           =====         =====           =====       =====
================================================================================================================================
Total Return, at Net Asset Value(2)                              (3.76)%          8.43%        26.37%          18.87%      38.06%
================================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $668,139        $918,871      $831,371        $586,222    $405,935
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $808,715        $877,874      $721,555        $494,281    $303,193(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                             1.28%           1.16%         1.38%           1.63%       2.01%
Expenses                                                          0.53%           0.53%(5)      0.54%(5)        0.58%(5)    0.66%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                         132%             98%           92%             83%         69%



1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. This information is not covered by the auditors' opinion.
4. Annualized for periods less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,004,973,144 and $1,207,551,336, respectively.


See accompanying Notes to Financial Statements.


                             Growth Portfolio                                13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                      Year Ended December 31, 1999              Year Ended December 31, 1998
                                                      -----------------------------------       ---------------------------------
                                                      Shares              Amount                Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                   16,664,490         $  52,051,244          47,037,578        $ 152,546,029
Dividends and/or distributions reinvested              14,289,038            43,581,565          35,262,461          117,423,995
Redeemed                                              (88,197,706)         (270,971,249)        (42,207,549)        (132,888,480)
                                                      -----------         -------------         -----------        -------------
Net increase (decrease)                               (57,244,178)        $(175,338,440)         40,092,490        $ 137,081,544
                                                      ===========         =============         ===========        =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $24,449,316 was composed of gross appreciation of $70,528,029, and gross depreciation of $46,078,713.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average daily net assets of the Fund, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1999 was 0.52% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Total Return Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                                Shares           Note 1
============================================================================================================
Common Stocks--54.5%
------------------------------------------------------------------------------------------------------------
Basic Materials--2.4%
------------------------------------------------------------------------------------------------------------
Chemicals--1.0%
Dow Chemical Co.                                                                 51,900          $ 6,935,137
------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                                 105,300            4,284,394
                                                                                                 -----------
                                                                                                  11,219,531
------------------------------------------------------------------------------------------------------------
Paper--1.4%
Georgia Pacific Group                                                            84,700            4,298,525
------------------------------------------------------------------------------------------------------------
Georgia Pacific Group/Timber Group                                               62,700            1,543,987
------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                                         129,800            1,849,650
------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                104,200            7,482,862
                                                                                                 -----------
                                                                                                  15,175,024
------------------------------------------------------------------------------------------------------------
Capital Goods--8.3%
------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
------------------------------------------------------------------------------------------------------------
General Dynamics Corp.                                                          154,700            8,160,425
------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                           51,100            2,762,594
                                                                                                 -----------
                                                                                                  10,923,019
------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.3%
Integrated Device Technology, Inc.(1)                                            57,800            1,676,200
------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                     38,500            1,843,187
------------------------------------------------------------------------------------------------------------
SPX Corp.(1)                                                                    123,900           10,012,669
                                                                                                 -----------
                                                                                                  13,532,056
------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
Valassis Communications, Inc.(1)                                                 68,100            2,877,225
------------------------------------------------------------------------------------------------------------
Manufacturing--5.7%
Avery-Dennison Corp.                                                             37,400            2,725,525
------------------------------------------------------------------------------------------------------------
Ball Corp.                                                                       57,500            2,264,062
------------------------------------------------------------------------------------------------------------
Briggs & Stratton Corp.                                                          49,200            2,638,350
------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                                          92,900            3,756,644
------------------------------------------------------------------------------------------------------------
Crane Co.                                                                        86,500            1,719,187
------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                     152,300            6,910,612
------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                      23,700            1,721,212
------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                   196,775           11,351,458
------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                            90,200            2,074,600
------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                            120,300           11,774,362
------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                            69,800            3,581,612
------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                    41,200            3,159,525
------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                       119,500            7,767,500
                                                                                                 -----------
                                                                                                  61,444,649

4                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                                Shares           Note 1
------------------------------------------------------------------------------------------------------------
Communication Services--3.2%
------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--2.5%
ADC Telecommunications, Inc.(1)                                                  59,100          $ 4,288,444
------------------------------------------------------------------------------------------------------------
ALLTELL Corp.                                                                   174,500           14,428,969
------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                      118,250            6,001,187
------------------------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                                             62,400            2,597,400
                                                                                                 -----------
                                                                                                  27,316,000
------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.7%
BellSouth Corp.                                                                 157,000            7,349,562
------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--8.2%
------------------------------------------------------------------------------------------------------------
Autos & Housing--2.0%
Cooper Tire & Rubber Co.                                                         90,800            1,413,075
------------------------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                                      86,600            2,776,612
------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                             54,100            1,788,681
------------------------------------------------------------------------------------------------------------
Genuine Parts Co.                                                               173,000            4,292,562
------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                     127,000            3,222,625
------------------------------------------------------------------------------------------------------------
Stanley Works (The)                                                              82,700            2,491,337
------------------------------------------------------------------------------------------------------------
USG Corp.                                                                        57,500            2,709,687
------------------------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                             69,500            2,775,656
                                                                                                 -----------
                                                                                                  21,470,235
------------------------------------------------------------------------------------------------------------
Consumer Services--0.5%
Harte-Hanks, Inc.                                                                60,200            1,309,350
------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                            50,600            3,579,950
                                                                                                 -----------
                                                                                                   4,889,300
------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.5%
MGM Grand, Inc.                                                                  47,900            2,409,969
------------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                                         200,000            3,062,500
                                                                                                 -----------
                                                                                                   5,472,469
------------------------------------------------------------------------------------------------------------
Media--1.6%
Central Newspapers, Inc., Cl. A                                                  50,200            1,976,625
------------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                                     61,400            1,684,662
------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                               122,300            9,975,094
------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                              68,200            4,057,900
                                                                                                 -----------
                                                                                                  17,694,281
------------------------------------------------------------------------------------------------------------
Retail: General--1.1%
Family Dollar Stores, Inc.                                                       90,700            1,479,544
------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                            128,800            6,512,450
------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                        37,100            1,196,475
------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                  86,700            2,270,456
                                                                                                 -----------
                                                                                                  11,458,925


                             Total Return Portfolio                           5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                                Shares           Note 1
------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.5%
Circuit City Stores-Circuit City Group                                          107,200          $ 4,830,700
------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                       145,100            6,674,600
------------------------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                                94,000            1,686,125
------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                             90,700            1,904,700
------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                                   55,200            1,128,150
                                                                                                 -----------
                                                                                                  16,224,275
------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.0%
Jones Apparel Group, Inc.(1)                                                    169,300            4,592,262
------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                              53,300            2,005,412
------------------------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                                           135,400            2,090,237
------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                                          86,000            1,505,000
                                                                                                 -----------
                                                                                                  10,192,911

------------------------------------------------------------------------------------------------------------
Consumer Staples--4.2%
------------------------------------------------------------------------------------------------------------
Beverages--1.1%
Adolph Coors Co., Cl. B                                                          47,000            2,467,500
------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                       132,000            9,355,500
                                                                                                 -----------
                                                                                                  11,823,000
------------------------------------------------------------------------------------------------------------
Entertainment--0.3%
Brinker International, Inc.(1)                                                   68,700            1,648,800
------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                         72,400            1,312,250
                                                                                                 -----------
                                                                                                   2,961,050
------------------------------------------------------------------------------------------------------------
Food--1.2%
Flowers Industries, Inc.                                                         87,200            1,389,750
------------------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                               26,700            1,084,687
------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                                       179,700            3,234,600
------------------------------------------------------------------------------------------------------------
International Home Foods, Inc.(1)                                               103,600            1,800,050
------------------------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                                             73,800            2,075,625
------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                                  130,600            2,881,362
                                                                                                 -----------
                                                                                                  12,466,074
------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Albertson's, Inc.                                                                56,100            1,809,225
------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                 108,200            2,164,000
                                                                                                 -----------
                                                                                                   3,973,225
------------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Kimberly-Clark Corp.                                                            146,800            9,578,700
------------------------------------------------------------------------------------------------------------
Tobacco--0.3%
------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                       137,200            3,455,725
------------------------------------------------------------------------------------------------------------
Energy--4.5%
------------------------------------------------------------------------------------------------------------
Energy Services--0.6%
Anadarko Petroleum Corp.                                                         47,300            1,614,113
------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                       115,100            2,632,913
------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                          143,900            2,392,338
                                                                                                 -----------
                                                                                                   6,639,364


6                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                                Shares           Note 1
------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.3%
Apache Corp.                                                                     60,000          $ 2,216,250
------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                       47,900            1,583,694
------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                                             113,500            2,809,125
------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                               157,333           12,675,140
------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                 37,400            2,145,825
------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                     58,400            3,171,850
                                                                                                 ----------
                                                                                                  24,601,884
------------------------------------------------------------------------------------------------------------
Oil: International--1.6%
BP Amoco plc, ADR                                                               115,800            6,868,388
------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                            120,400            7,276,675
------------------------------------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                                                     51,200            3,545,600
                                                                                                 -----------
                                                                                                  17,690,663
------------------------------------------------------------------------------------------------------------
Financial--11.4%
------------------------------------------------------------------------------------------------------------
Banks--1.2%
Chase Manhattan Corp.                                                            40,500            3,146,344
------------------------------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                                             45,900              849,150
------------------------------------------------------------------------------------------------------------
UnionBanCal Corp.                                                                59,700            2,354,419
------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                   59,200            4,025,600
------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                  57,600            2,329,200
                                                                                                 -----------
                                                                                                  12,704,713
------------------------------------------------------------------------------------------------------------
Diversified Financial--2.4%
AMBAC Financial Group, Inc.                                                      62,900            3,282,594
------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                 148,000            8,223,250
------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                  54,600            5,142,638
------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                 28,400            4,054,100
------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                                       83,000            2,318,813
------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                            53,500            2,611,469
                                                                                                 -----------
                                                                                                  25,632,864
------------------------------------------------------------------------------------------------------------
Insurance--7.7%
ACE Ltd.                                                                        119,600            1,995,825
------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                  125,500            3,012,000
------------------------------------------------------------------------------------------------------------
American General Corp.                                                           53,300            4,044,138
------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                               69,325            7,495,766
------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                                             253,800            8,597,475
------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                      96,800            5,451,050
------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                      77,300            6,227,481
------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                   134,900            2,411,338
------------------------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                                       85,300            3,753,200


                             Total Return Portfolio                           7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                 Market Value
                                                                                Shares           Note 1
------------------------------------------------------------------------------------------------------------
Insurance  (continued)
Jefferson-Pilot Corp.                                                           135,900          $ 9,275,175
------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                          196,800            7,872,000
------------------------------------------------------------------------------------------------------------
Manulife Financial Corp.(1)                                                     147,600            1,872,675
------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                      27,500            2,631,406
------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                               53,300            2,545,075
------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                             105,300            3,547,294
------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                        161,900            5,545,075
------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                          133,800            6,940,875
                                                                                                 -----------
                                                                                                  83,217,848
------------------------------------------------------------------------------------------------------------
Savings & Loans--0.1%
Greenpoint Financial Corp.                                                       39,000              928,688
------------------------------------------------------------------------------------------------------------
Healthcare--0.8%
------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%
United Healthcare Corp.                                                          76,000            4,037,500
------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                               64,400            4,246,375
                                                                                                 -----------
                                                                                                   8,283,875
------------------------------------------------------------------------------------------------------------
Technology--7.8%
------------------------------------------------------------------------------------------------------------
Computer Hardware--3.7%
Apple Computer, Inc.(1)                                                          95,900            9,859,719
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                              28,300            3,224,431
------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                           133,200           14,385,600
------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                     132,500           11,991,250
                                                                                                 -----------
                                                                                                  39,461,000
------------------------------------------------------------------------------------------------------------
Computer Services--0.6%
First Data Corp.                                                                139,100            6,859,369
------------------------------------------------------------------------------------------------------------
Computer Software--0.3%
Synopsys, Inc.(1)                                                                48,000            3,204,000
------------------------------------------------------------------------------------------------------------
Communications Equipment--0.3%
BISYS Group, Inc. (The)(1)                                                       52,700            3,438,675
------------------------------------------------------------------------------------------------------------
Electronics--2.9%
Cypress Semiconductor Corp.(1)                                                  183,100            5,927,863
------------------------------------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                                       69,400            4,471,963
------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                      55,100            4,535,419
------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                 154,900            6,631,656
------------------------------------------------------------------------------------------------------------
Teradyne, Inc.(1)                                                               147,700            9,748,200
                                                                                                 -----------
                                                                                                  31,315,101
------------------------------------------------------------------------------------------------------------
Transportation--0.6%
------------------------------------------------------------------------------------------------------------
Air Transportation--0.2%
Delta Air Lines, Inc.                                                            53,400            2,659,988
------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.4%
Union Pacific Corp.                                                              93,300            4,070,213


8                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                Market Value
                                                                             Shares             Note 1
------------------------------------------------------------------------------------------------------------
Utilities--3.1%
------------------------------------------------------------------------------------------------------------
Electric Utilities--2.7%
Carolina Power & Light Co.                                                       53,300         $  1,622,319
------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                   91,000            1,529,938
------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                               130,700            6,551,338
------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                  38,900            1,665,406
------------------------------------------------------------------------------------------------------------
Montana Power Co.                                                               170,800            6,159,475
------------------------------------------------------------------------------------------------------------
Potomac Electric Power Co.                                                       73,100            1,676,731
------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                            78,000            2,715,375
------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                            188,500            4,311,938
------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                              67,200            2,389,800
                                                                                                ------------
                                                                                                  28,622,320
------------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%
El Paso Energy Corp.                                                             95,600            3,710,475
------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                      29,400              955,500
                                                                                                ------------
                                                                                                   4,665,975
                                                                                                ------------
Total Common Stocks (Cost $578,948,668)                                                          585,493,776

============================================================================================================
Other Securities--0.4%
------------------------------------------------------------------------------------------------------------
Ingersoll-Rand International Finance Corp. I, 6.22% Preferred Redeemable
Increased Dividend Equity Securities (Cost $4,250,000)                          170,000            4,207,500

                                                                             Principal
                                                                             Amount
============================================================================================================
Asset-Backed Securities--0.6%
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                                     $3,107,709            3,045,313
------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                        4,050,000            4,028,484
                                                                                                ------------
Total Asset-Backed Securities (Cost $7,152,749)                                                    7,073,797
============================================================================================================
Mortgage-Backed Obligations--5.0%
------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2, 7.60%, 3/18/06                            6,000,000            6,012,188
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                                                                    2,284,344            2,201,491
Series 1843, Cl. VB, 7%, 4/15/03                                              3,578,600            3,578,600
Series 1849, Cl. VA, 6%, 12/15/10                                             2,871,575            2,838,351
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1583, Cl. IC, 11.336%, 1/15/20(3)                4,898,638              411,780
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                   1,422,190            1,395,667
6.50%, 4/1/24-4/1/26                                                          2,418,527            2,295,419
7%, 4/1/00                                                                       79,080               78,977
7.50%, 5/1/07-12/1/08                                                           765,396              770,104
8%, 3/1/17-6/1/17                                                               135,638              137,700
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Trust 1992-15, Cl.
KZ, 7%, 2/25/22                                                               2,591,418            2,367,908



                             Total Return Portfolio                           9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                            Principal            Market Value
                                                                            Amount               Note 1
============================================================================================================
Mortgage-Backed Obligations  (continued)
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                       $   606,810          $   601,877
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM, 10.979%, 10/25/23(3)                        4,736,666              612,783
------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
Series 1998-12, Cl. A3, 6.50%, 4/25/29                                        2,500,000            2,218,750
------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                                          4,707,789            4,150,199
------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
6.50%, 4/15/26                                                                3,694,440            3,491,247
7%, 11/15/08-1/15/24                                                          1,701,941            1,670,323
7.50%, 1/15/09-6/15/24                                                        3,578,408            3,572,200
8%, 5/15/17                                                                     610,304              621,363
------------------------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(4)                                      3,400,000            3,314,469
------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Series 1999-18,
Cl. A2, 6%, 7/25/29                                                           4,000,000            3,713,125
------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Series 1999-16, Cl. A3, 6%, 6/25/29                                           2,000,000            1,896,875
------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Co., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 1993-L, Cl. 1B2, 6.641%, 12/25/23(2)(4)                                1,225,677            1,214,761
------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1999-QS12, Cl. M1, 7%, 9/25/14                             785,865            2,643,960
------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1998-S4, Cl. M1, 6.50%, 2/25/13                            948,657            1,828,075
                                                                                                 -----------
Total Mortgage-Backed Obligations (Cost $55,008,262)                                              53,638,192
============================================================================================================
U.S. Government Obligations--5.8%
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26(5)                                                               37,750,000           34,541,250
STRIPS, 5.68%, 11/15/18(6)                                                   73,500,000           20,477,614
STRIPS, 7.83%, 5/15/15(6)                                                     2,250,000              789,885
------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 5/15/08                                                               5,200,000            4,892,878
6.125%, 8/15/07                                                               1,350,000            1,316,250
                                                                                                 -----------
Total U.S. Government Obligations (Cost $73,732,148)                                              62,017,877
============================================================================================================
Foreign Government Obligations--0.2%
------------------------------------------------------------------------------------------------------------
United Mexican States Bonds, 6.97%, 8/12/00 (Cost $1,742,914)                 1,750,000            1,754,375
============================================================================================================
Non-Convertible Corporate Bonds and Notes--20.5%
------------------------------------------------------------------------------------------------------------
Basic Materials--0.6%
------------------------------------------------------------------------------------------------------------
Chemicals--0.4%
PPG Industries, Inc., 9% Debs., 5/1/21                                        1,190,000            1,332,830
------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                  3,000,000            3,023,724
                                                                                                 -----------
                                                                                                   4,356,554


10                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                             Principal           Market Value
                                                                             Amount              Note 1
------------------------------------------------------------------------------------------------------------
Metals--0.0%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(2)                                $  500,000          $   505,000
------------------------------------------------------------------------------------------------------------
Paper--0.2%
Donohue Forest Products, Inc., 7.625% Gtd. Sr. Nts., 5/15/07                  2,500,000            2,426,080
------------------------------------------------------------------------------------------------------------
Capital Goods--2.7%
------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.2%
Raytheon Co., 6.45% Nts., 8/15/02                                             2,500,000            2,444,890
------------------------------------------------------------------------------------------------------------
Industrial Services--2.2%
Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                     6,750,000            6,668,689
------------------------------------------------------------------------------------------------------------
Interface, Inc., 7.30% Sr. Nts., 4/1/08                                       2,000,000            1,547,500
------------------------------------------------------------------------------------------------------------
Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A,
Cl. A3, 8/13/10(2)                                                            4,000,000            3,710,000
------------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                                 5,000,000            4,646,950
------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                          4,000,000            4,038,880
------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                2,860,000            2,700,318
                                                                                                 -----------
                                                                                                  23,312,337
------------------------------------------------------------------------------------------------------------
Manufacturing--0.3%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                       2,150,000            2,037,385
------------------------------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                                         1,500,000            1,540,125
                                                                                                 -----------
                                                                                                   3,577,510
------------------------------------------------------------------------------------------------------------
Communication Services--0.5%
------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.3%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                 3,800,000            3,761,354
------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.2%
Liberty Media Group, 8.50% Nts., 7/15/29(7)                                   2,000,000            2,030,788
------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--1.4%
------------------------------------------------------------------------------------------------------------
Autos & Housing--0.7%
Black & Decker Corp., 6.625% Nts., 11/15/00                                   2,700,000            2,693,455
------------------------------------------------------------------------------------------------------------
Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts., 2/1/29                         4,000,000            3,374,736
------------------------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Nts., 5/15/05(7)                                        2,000,000            1,927,548
                                                                                                 -----------
                                                                                                   7,995,739
------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.4%
Felcor Suites LP, 7.375% Sr. Nts., 10/1/04                                    2,000,000            1,818,312
------------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 8.50% Sr. Nts., 11/15/06                      2,175,000            2,147,103
                                                                                                 -----------
                                                                                                   3,965,415
------------------------------------------------------------------------------------------------------------
Media--0.1%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(7)                                 1,600,000            1,318,864
------------------------------------------------------------------------------------------------------------
Retail: General--0.2%
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                             2,000,000            1,982,826
------------------------------------------------------------------------------------------------------------
Consumer Staples--4.3%
------------------------------------------------------------------------------------------------------------
Broadcasting--0.5%
British Sky Broadcasting Group plc, 8.20% Nts., 7/15/09(7)                    1,600,000            1,540,843
------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                          4,000,000            3,740,000
                                                                                                 -----------
                                                                                                   5,280,843


                             Total Return Portfolio                           11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                             Principal           Market Value
                                                                             Amount              Note 1
------------------------------------------------------------------------------------------------------------
Entertainment--1.0%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05              $4,650,000          $ 4,475,751
------------------------------------------------------------------------------------------------------------
Viacom, Inc.:
6.75% Sr. Unsec. Nts., 1/15/03                                                1,500,000            1,478,056
7.50% Sr. Nts., 1/15/02                                                       4,250,000            4,277,000
                                                                                                 -----------
                                                                                                  10,230,807
------------------------------------------------------------------------------------------------------------
Food--1.5%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06                 2,000,000            1,890,444
------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                            3,500,000            3,479,532
------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                             6,115,000            6,091,072
------------------------------------------------------------------------------------------------------------
RACERS-Kellogg-98-1, 5.75% Nts., 2/2/01(7)                                    5,000,000            4,957,095
                                                                                                 -----------
                                                                                                  16,418,143
------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29                                 4,000,000            3,810,820
------------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01                  3,250,000            3,162,799
------------------------------------------------------------------------------------------------------------
Fort James Corp.:
6.234% Nts., 3/15/01                                                          1,750,000            1,735,375
6.875% Sr. Nts., 9/15/07                                                      5,000,000            4,743,375
                                                                                                 -----------
                                                                                                   9,641,549
------------------------------------------------------------------------------------------------------------
Energy--2.4%
------------------------------------------------------------------------------------------------------------
Energy Services--1.9%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                       3,190,000            3,265,482
------------------------------------------------------------------------------------------------------------
Colorado Interstate Gas Corp., 10% Sr. Debs., 6/15/05                           455,000              502,911
------------------------------------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                     2,000,000            1,933,222
------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                           2,000,000            1,745,980
------------------------------------------------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                               700,000              755,182
------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                        4,000,000            3,777,292
------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                               3,600,000            3,519,191
------------------------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(7)                             2,500,000            2,434,935
------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                              2,250,000            2,619,090
                                                                                                 -----------
                                                                                                  20,553,285
------------------------------------------------------------------------------------------------------------
Oil: Domestic--0.5%
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                             4,500,000            4,375,210
------------------------------------------------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21                                 500,000              556,443
                                                                                                 -----------
                                                                                                   4,931,653
------------------------------------------------------------------------------------------------------------
Financial--5.0%
------------------------------------------------------------------------------------------------------------
Banks--1.1%
BankAmerica Corp., 7.75% Sub. Nts., 7/15/02                                   1,250,000            1,269,807
------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp., 10.125% Sub. Nts., 11/1/00                             1,000,000            1,026,735
------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                        750,000              778,593
------------------------------------------------------------------------------------------------------------
Greenpoint Bank (Brooklyn New York), 6.70% Sr. Medium-Term Bank Nts.,
7/15/02                                                                       5,000,000            4,893,275
------------------------------------------------------------------------------------------------------------
People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06           4,000,000            3,852,304
                                                                                                 -----------
                                                                                                  11,820,714


12                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                             Principal           Market Value
                                                                             Amount              Note 1
-----------------------------------------------------------------------------------------------------------
Diversified Financial--1.6%
American General Finance Corp., 5.875% Sr. Nts., 7/1/00                      $1,500,000          $ 1,497,154
------------------------------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds, Series B, 3/15/46(7)  2,750,000            2,753,768
------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                              4,830,000            4,727,498
------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                             2,750,000            2,497,443
------------------------------------------------------------------------------------------------------------
Finova Capital Corp., 7.625% Sr. Nts., 9/21/09                                3,250,000            3,201,552
------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                         1,200,000            1,183,565
------------------------------------------------------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00                                                 1,250,000            1,250,659
                                                                                                 -----------
                                                                                                  17,111,639
------------------------------------------------------------------------------------------------------------
Insurance--1.2%
Conseco, Inc., 6.40% Nts., 6/15/01                                            3,000,000            2,926,650
------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts., 12/1/05(7)     2,000,000            1,942,106
------------------------------------------------------------------------------------------------------------
GenAmerica Capital I, 8.525% Nts., 6/30/27(2)                                 3,250,000            2,684,666
------------------------------------------------------------------------------------------------------------
Life Re Capital Trust I, 8.72% Nts., 6/15/27(7)                               2,500,000            2,450,828
------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06            3,500,000            3,333,358
                                                                                                 -----------
                                                                                                  13,337,608
------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--1.1%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                  5,520,000            5,531,504
------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                     3,000,000            2,943,180
------------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                         3,000,000            2,864,340
                                                                                                 -----------
                                                                                                  11,339,024
------------------------------------------------------------------------------------------------------------
Healthcare--0.3%
------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.3%
Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                                                          1,500,000            1,443,750
8.625% Sr. Unsec. Nts., 12/1/03                                               2,000,000            1,975,712
                                                                                                 -----------
                                                                                                   3,419,462
------------------------------------------------------------------------------------------------------------
Technology--0.2%
------------------------------------------------------------------------------------------------------------
Computer Software--0.2%
Electric Data Systems Corp., 7.125% Nts., 5/15/05(7)                          2,000,000            1,985,036
------------------------------------------------------------------------------------------------------------
Transportation--0.8%
------------------------------------------------------------------------------------------------------------
Air Transportation--0.4%
Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04                         4,250,000            3,990,019
------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.4%
Union Pacific Corp.:
7% Nts., 6/15/00                                                              2,030,000            2,036,541
7.60% Nts., 5/1/05                                                            2,000,000            2,002,352
                                                                                                 -----------
                                                                                                   4,038,893
------------------------------------------------------------------------------------------------------------
Utilities--2.3%
------------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%
Cleveland Electric Illumination, Inc., 6.86% First Mtg. Nts., 10/1/08         4,000,000            3,676,220
------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                3,278,000            3,325,957
------------------------------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc., 6.31% Medium-Term Nts.,
Series B, 2/19/02                                                             5,000,000            4,872,545
                                                                                                 -----------
                                                                                                  11,874,722


                             Total Return Portfolio                           13

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                            Principal         Market Value
                                                                            Amount            Note 1
------------------------------------------------------------------------------------------------------------
Gas Utilities--1.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                   $ 2,000,000       $    1,980,304
------------------------------------------------------------------------------------------------------------
Southern California Gas Co., 6.38% Medium-Term Nts., 10/29/01                 2,500,000            2,468,740
------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                               3,800,000            3,591,920
------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                                 4,675,000            4,561,552
                                                                                              --------------
                                                                                                  12,602,516
                                                                                              --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $229,771,078)                              220,064,090
============================================================================================================
Short-Term Notes--8.6%(8)
------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
1.50%, 1/3/00                                                                 2,400,000            2,399,827
5.72%, 1/12/00                                                               15,000,000           14,973,783
5.75%, 1/11/00                                                                5,000,000            4,992,014
5.80%, 1/19/00                                                               10,000,000            9,971,000
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.53%, 1/10/00                                                               10,000,000            9,985,875
5.72%, 1/25/00                                                               20,000,000           19,923,733
5.76%, 1/28/00                                                               10,000,000            9,956,800
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.64%, 1/6/00-1/7/00                        20,000,000           19,982,767
                                                                                              --------------
Total Short-Term Notes (Cost $92,185,799)                                                         92,185,799
============================================================================================================
Repurchase Agreements--4.1%
------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated
12/31/99, to be repurchased at $44,110,106 on 1/3/00, collateralized by U.S. Treasury Bonds, 5.25%-12%, 2/15/01-11/15/28, with a value of $17,308,796 and U.S. Treasury Nts., 5%-7.50%, 12/31/00-2/15/07,
with a value of $27,698,799 (Cost $44,100,000)                               44,100,000           44,100,000
------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,086,891,618)                                  99.7%       1,070,535,406
------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                     0.3            3,501,457
                                                                             ----------       --------------
Net Assets                                                                        100.0%      $1,074,036,863
                                                                             ==========       ==============


1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4. Represents the current interest rate for a variable rate security.
5. Securities with an aggregate market value of $14,148,760 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $23,341,811 or 2.17% of the Fund's net assets as of December 31, 1999.
8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.




14                             Total Return Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

============================================================================================================
Assets
Investments, at value (cost $1,086,891,618)--see accompanying statement                       $1,070,535,406
------------------------------------------------------------------------------------------------------------
Cash                                                                                               1,093,330
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                         6,449,422
Shares of capital stock sold                                                                         121,428
Daily variation on futures contracts                                                                  43,550
Other                                                                                                 10,882
                                                                                              --------------
Total assets                                                                                   1,078,254,018
============================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                                   3,232,545
Investments purchased                                                                                918,689
Directors' compensation                                                                                2,426
Transfer and shareholder servicing agent fees                                                            186
Other                                                                                                 63,309
                                                                                              --------------
Total liabilities                                                                                  4,217,155
============================================================================================================
Net Assets                                                                                    $1,074,036,863
                                                                                              ==============
============================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                          $      611,998
------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       953,683,472
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               40,223,973
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                          89,114,712
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                        (9,597,292)
                                                                                              --------------
Net assets--applicable to 611,998,349 shares of capital stock outstanding                     $1,074,036,863
                                                                                              ==============
============================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                               $1.75

See accompanying Notes to Financial Statements.



                             Total Return Portfolio                          15

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

============================================================================================================
Investment Income
Interest                                                                                       $  36,275,924
------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $12,828)                                           10,709,009
                                                                                               -------------
Total income                                                                                      46,984,933
============================================================================================================
Expenses
Management fees                                                                                    6,587,018
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           39,584
------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                               30,912
------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                               15,000
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                          2,121
------------------------------------------------------------------------------------------------------------
Other                                                                                                 82,621
                                                                                               -------------
Total expenses                                                                                     6,757,256
Less expenses paid indirectly                                                                        (22,093)
                                                                                               -------------
Net expenses                                                                                       6,735,163
============================================================================================================
Net Investment Income                                                                             40,249,770
============================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                                       81,084,492
Closing of futures contracts                                                                      18,569,988
                                                                                               -------------
Net realized gain                                                                                 99,654,480
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                            (156,341,136)
                                                                                               -------------
Net realized and unrealized loss                                                                 (56,686,656)
============================================================================================================
Net Decrease in Net Assets Resulting from Operations                                           $ (16,436,886)
                                                                                               =============

See accompanying Notes to Financial Statements.



16                             Total Return Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                         Year Ended December 31,
                                                                         1999                 1998
============================================================================================================
Operations
Net investment income                                                    $   40,249,770       $   42,915,282
------------------------------------------------------------------------------------------------------------
Net realized gain                                                            99,654,480           38,137,346
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (156,341,136)          54,372,054
                                                                         --------------       --------------
Net increase (decrease) in net assets resulting from operations             (16,436,886)         135,424,682
============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                        (43,060,498)         (42,620,811)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                        (47,469,898)        (144,299,156)
============================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                                 (162,878,234)         116,654,347
============================================================================================================
Net Assets
Total increase (decrease)                                                  (269,845,516)          65,159,062
------------------------------------------------------------------------------------------------------------
Beginning of period                                                       1,343,882,379        1,278,723,317
                                                                         --------------       --------------
End of period (including undistributed net investment
income of $40,223,973 and $42,986,942, respectively)                     $1,074,036,863       $1,343,882,379
                                                                         ==============       ==============

See accompanying Notes to Financial Statements.


                             Total Return Portfolio                           17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                     Year Ended December 31,
                                                                     1999         1998          1997         1996(1)       1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $1.91        $2.00         $1.91        $1.75        $1.51
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .07          .06           .07          .07          .07
Net realized and unrealized gain (loss)                                (.10)         .14           .25          .11          .30
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                         (.03)         .20           .32          .18          .37
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.06)        (.07)         (.07)        (.01)        (.07)
Distributions from net realized gain                                   (.07)        (.22)         (.16)        (.01)        (.06)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                        (.13)        (.29)         (.23)        (.02)        (.13)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $1.75        $1.91         $2.00        $1.91        $1.75
                                                                      =====        =====         =====        =====        =====
================================================================================================================================
Total Return, at Net Asset Value(2)                                   (1.54)%      10.90%        18.81%       10.14%       24.66%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                              $1,074       $1,344        $1,279       $1,122        $ 994
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                     $1,230       $1,299        $1,208       $1,058        $ 864(3)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                                  3.27%        3.30%         3.57%        4.12%        4.48%
Expenses                                                               0.55%        0.55%(5)      0.55%(5)     0.55%(5)     0.59%(5)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                              113%          93%          104%         104%          62%



1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. This information is not covered by the auditors' opinion.
4. Annualized for periods less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,145,741,282 and $1,277,170,856, respectively.



See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



                             Total Return Portfolio                           19

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $47,759. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 1,950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                     Year Ended December 31, 1999              Year Ended December 31, 1998
                                                     ----------------------------------        ---------------------------------
                                                     Shares               Amount               Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                   39,107,889         $  70,396,179          69,325,992        $ 127,905,490
Dividends and/or distributions reinvested              51,437,725            90,530,396         102,703,278          186,919,967
Redeemed                                             (182,957,660)         (323,804,809)       (108,494,837)        (198,171,110)
                                                     ------------         -------------        ------------        -------------
Net increase (decrease)                               (92,412,046)        $(162,878,234)         63,534,433        $ 116,654,347
                                                     ============         =============        ============        =============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities of $16,356,212 was composed of gross appreciation of $50,502,787, and gross depreciation of $66,858,999.



20                             Total Return Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $600 million of average daily net assets of the Fund and 0.45% of average daily net assets in excess of $600 million. The Fund's management fee for the year ended December 31, 1999, was 0.54% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1999, the Fund had outstanding futures contracts as follows:

                                          Expiration            Number of       Valuation as of        Unrealized
Contract Description                      Date                  Contracts       December 31, 1999      Appreciation
-------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
----------------------
NASDAQ 100                                3/16/00               100             $37,250,000              $4,881,212
Standard &Poor's 500                      3/16/00               163              60,481,150               1,877,708
                                                                                                         ----------
                                                                                                         $6,758,920
                                                                                                         ==========

================================================================================
6. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $11,159,740, which represents 1.04% of the Fund's net assets.


--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Government Securities Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                                     Principal          Market Value
                                                                                     Amount             Note 1
====================================================================================================================
Mortgage-Backed Obligations--23.5%
--------------------------------------------------------------------------------------------------------------------
Government Agency--23.5%
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--9.5%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, 10.50%, 10/1/20                     $   80,894          $    86,430
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                                                  1,799,749            1,706,650
7.50%, 9/1/22                                                                           125,241              124,459
                                                                                                         -----------
                                                                                                           1,917,539
--------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--14.0%
Government National Mortgage Assn.:
6.50%, 7/15/28                                                                        1,128,297            1,058,829
7%, 10/15/23-3/15/26                                                                  1,811,269            1,758,389
                                                                                                         -----------
                                                                                                           2,817,218
                                                                                                         -----------
Total Mortgage-Backed Obligations (Cost $4,953,048)                                                        4,734,757
====================================================================================================================
U.S. Government Obligations--54.6%
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                                                                    2,175,000            2,327,250
8.125%, 8/15/19                                                                         500,000              569,844
9.25%, 2/15/16                                                                        1,200,000            1,482,376
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                                                                          500,000              489,687
7.50%, 11/15/01-2/15/05                                                               3,405,000            3,544,300
7.875%, 11/15/04                                                                      2,255,000            2,386,072
8.50%, 2/15/00                                                                          200,000              200,937
                                                                                                         -----------
Total U.S. Government Obligations (Cost $11,083,757)                                                      11,000,466
====================================================================================================================
Short-Term Notes--12.3%
--------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 6.37%, 9/1/00(2)                          1,000,000            1,000,160
--------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority, 5.67%, 1/28/00(2)                                         1,500,000            1,493,621
                                                                                                         -----------
Total Short-Term Notes (Cost $2,494,402)                                                                   2,493,781
====================================================================================================================
Repurchase Agreement--3.0%
--------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $600,138 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $235,494 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $376,855 (Cost $600,000)                    600,000              600,000
--------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $19,131,207)                                             93.4%          18,829,004
--------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                             6.6            1,321,435
                                                                                     ----------          -----------
Net Assets                                                                                100.0%         $20,150,439
                                                                                     ==========          ===========

1. Securities with an aggregate market value of $42,936 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


4                       Government Securities Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


===========================================================================================
Assets
Investments, at value (cost $19,131,207)--see accompanying statement            $18,829,004
-------------------------------------------------------------------------------------------
Cash                                                                              1,091,399
-------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                     259,450
Shares of capital stock sold                                                            117
Other                                                                                 1,281
                                                                                -----------
Total assets                                                                     20,181,251
===========================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                      9,276
Legal, auditing and other professional fees                                           6,456
Shareholder reports                                                                   6,275
Daily variation on futures contracts                                                  6,000
Accounting service fees                                                               1,311
Directors' compensation                                                                 325
Transfer and shareholder servicing agent fees                                           184
Other                                                                                   985
                                                                                -----------
Total liabilities                                                                    30,812
===========================================================================================
Net Assets                                                                      $20,150,439
                                                                                ===========
===========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                            $    19,278
-------------------------------------------------------------------------------------------
Additional paid-in capital                                                       20,074,450
-------------------------------------------------------------------------------------------
Undistributed net investment income                                               1,306,007
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                           (924,781)
-------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                         (324,515)
                                                                                -----------
Net assets--applicable to 19,277,681 shares of capital stock outstanding        $20,150,439
                                                                                ===========
===========================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share              $1.05

See accompanying Notes to Financial Statements.



                        Government Securities Portfolio                      5

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


=================================================================================
Investment Income
Interest                                                              $ 1,471,760
=================================================================================
Expenses
Management fees                                                           119,156
---------------------------------------------------------------------------------
Accounting service fees                                                    15,000
---------------------------------------------------------------------------------
Shareholder reports                                                         8,971
---------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 7,831
---------------------------------------------------------------------------------
Custodian fees and expenses                                                 2,549
---------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                               2,104
---------------------------------------------------------------------------------
Directors' compensation                                                     1,302
---------------------------------------------------------------------------------
Other                                                                       1,886
                                                                      -----------
Total expenses                                                            158,799
Less expenses paid indirectly                                              (2,545)
                                                                      -----------
Net expenses                                                              156,254
=================================================================================
Net Investment Income                                                   1,315,506
=================================================================================
Realized and Unrealized Loss
Net realized loss on:
Investments                                                               (92,263)
Closing of futures contracts                                             (229,865)
                                                                      -----------
Net realized loss                                                        (322,128)
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (1,564,589)
                                                                      -----------
Net realized and unrealized loss                                       (1,886,717)
=================================================================================
Net Decrease in Net Assets Resulting from Operations                  $  (571,211)
                                                                      ===========

See accompanying Notes to Financial Statements.



6                       Government Securities Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                      Year Ended December 31,
                                                                                      1999               1998
====================================================================================================================
Operations
Net investment income                                                                 $ 1,315,506        $ 1,356,876
--------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                        (322,128)          (140,127)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                  (1,564,589)           627,658
                                                                                      -----------        -----------
Net increase (decrease) in net assets resulting from operations                          (571,211)         1,844,407
====================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                   (1,340,571)        (1,367,579)
====================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions        (2,860,658)           727,031
====================================================================================================================
Net Assets
Total increase (decrease)                                                              (4,772,440)         1,203,859
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    24,922,879         23,719,020
                                                                                      -----------        -----------
End of period (including undistributed net investment
income of $1,306,007 and $1,337,809, respectively)                                    $20,150,439        $24,922,879
                                                                                      ===========        ===========

See accompanying Notes to Financial Statements.



                        Government Securities Portfolio                       7

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                    Year Ended December 31,
                                                    1999            1998          1997            1996(1)        1995
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.13           $1.11         $1.09           $1.07          $0.95
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .07             .06           .07             .07            .06
Net realized and unrealized gain (loss)                (.09)            .03           .02            (.05)           .12
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         (.02)            .09           .09             .02            .18
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                   (.06)           (.07)         (.07)             --(2)        (.06)
------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                        (.06)           (.07)         (.07)             --           (.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.05           $1.13         $1.11           $1.09          $1.07
                                                      =====           =====         =====           =====          =====
========================================================================================================================
Total Return, at Net Asset Value(3)                   (1.73)%          8.14%         8.82%           1.93%         18.91%
========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $20,150         $24,923       $23,719         $23,236        $24,309
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $22,683         $24,044       $23,034         $23,880        $23,157(4)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                  5.80%           5.64%         5.96%           6.11%          6.08%
Expenses                                               0.70%           0.68%(6)      0.67%(6)        0.62%(6)       0.71%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               14%             43%            0%              6%            55%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $2,666,016 and $3,845,969, respectively.

See accompanying Notes to Financial Statements.



8                       Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $862,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



                        Government Securities Portfolio                      9

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $6,737. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             Year Ended December 31, 1999          Year Ended December 31, 1998
                                             ------------------------------        -----------------------------
                                             Shares             Amount             Shares            Amount
----------------------------------------------------------------------------------------------------------------
Sold                                          2,089,799         $ 2,246,159         4,843,177        $ 5,379,324
Dividends and/or distributions reinvested     1,264,689           1,340,571         1,290,169          1,367,579
Redeemed                                     (6,090,812)         (6,447,388)       (5,441,013)        (6,019,872)
                                             ----------         -----------        ----------        -----------
Net increase (decrease)                      (2,736,324)        $(2,860,658)          692,333        $   727,031
                                             ==========         ===========        ==========        ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities of $302,203 was composed of gross appreciation of $168,529, and gross depreciation of $470,732.



10                      Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management Fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.525% of the first $300 million average daily net assets of the Fund, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1999, was 0.525% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1999, the Fund had outstanding futures contracts as follows:

                                Expiration           Number of        Valuation as of       Unrealized
Contract Description            Date                 Contracts        December 31, 1999     Depreciation
--------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 20 yr.     3/22/00              12               $1,091,250                 $22,312
                                                                                                 =======

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer International
Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Growth Fund/VA (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                       Market Value
                                                                       Shares          Note 1
===================================================================================================
Common Stocks--99.3%
---------------------------------------------------------------------------------------------------
Capital Goods--7.6%
---------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
Embraer-Empresa Brasileira de Aeronautica SA, Preference               310,000          $ 1,398,561
---------------------------------------------------------------------------------------------------
Electrical Equipment--2.6%
Halma plc                                                              580,000            1,096,279
---------------------------------------------------------------------------------------------------
Toshiba Corp.                                                          364,000            2,777,267
                                                                                        -----------
                                                                                          3,873,546
---------------------------------------------------------------------------------------------------
Industrial Services--2.1%
Aegis Group plc                                                        862,300            3,134,355
---------------------------------------------------------------------------------------------------
Manufacturing--1.9%
Sidel SA                                                                27,500            2,836,789

---------------------------------------------------------------------------------------------------
Communication Services--19.9%
---------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--12.5%
Altran Technologies SA                                                   9,276            5,601,218
---------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                   35,000            2,249,574
---------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                         140            2,396,557
---------------------------------------------------------------------------------------------------
Nokia Oyj                                                               16,000            2,898,431
---------------------------------------------------------------------------------------------------
Sonera Corp.                                                            50,000            3,424,275
---------------------------------------------------------------------------------------------------
Tandberg Television ASA(1)                                             130,000            1,796,295
                                                                                        -----------
                                                                                         18,366,350
---------------------------------------------------------------------------------------------------
Telephone Utilities--3.7%
DDI Corp.(1)                                                               100            1,369,461
---------------------------------------------------------------------------------------------------
Telefonica SA(1)                                                        95,508            2,383,757
---------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)                                       70,000            1,736,000
                                                                                        -----------
                                                                                          5,489,218
---------------------------------------------------------------------------------------------------
Telecommunications: Wireless--3.7%
NTT Mobile Communications Network, Inc.                                     92            3,536,731
---------------------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                              170,000            1,897,365
                                                                                        -----------
                                                                                          5,434,096
---------------------------------------------------------------------------------------------------
Consumer Cyclicals--7.7%
---------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
Aucnet, Inc.                                                            16,500              989,387
---------------------------------------------------------------------------------------------------
Ducati Motor Holding SpA(1)                                            400,000            1,036,592
---------------------------------------------------------------------------------------------------
Porsche AG, Preference                                                     380            1,001,972
                                                                                        -----------
                                                                                          3,027,951
---------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.9%
Granada Group plc                                                      130,000            1,317,845
---------------------------------------------------------------------------------------------------
Media--3.5%
Lusomundo SGPS SA(1)                                                    80,000            1,127,168
---------------------------------------------------------------------------------------------------
Reed International plc                                                 360,000            2,695,625
---------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                           60,000            1,300,510
                                                                                        -----------
                                                                                          5,123,303

                   Oppenheimer International Growth Fund/VA                    5

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------
                                                                                       Market Value
                                                                     Shares            Note 1
---------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--1.2%
Gucci Group NV, NY Registered Shares                                    15,000          $ 1,717,500

---------------------------------------------------------------------------------------------------
Consumer Staples--14.2%
---------------------------------------------------------------------------------------------------
Broadcasting--7.3%
Canal Plus                                                              30,000            4,362,743
---------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)                                     50,000            3,412,500
---------------------------------------------------------------------------------------------------
ProSieben Media AG, Preference                                          50,000            2,843,079
---------------------------------------------------------------------------------------------------
PT MULTIMEDIA--Servicos de Telecomunicacoes e Multimedia SGP(1)          3,100              176,177
                                                                                        -----------
                                                                                         10,794,499
---------------------------------------------------------------------------------------------------
Entertainment--4.8%
Imagineer Co. Ltd.                                                      30,000              498,875
---------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                       27,400            4,551,032
---------------------------------------------------------------------------------------------------
Village Roadshow Ltd., Cl. A, Preference                             1,230,000            2,093,005
                                                                                        -----------
                                                                                          7,142,912
---------------------------------------------------------------------------------------------------
Household Goods--1.2%
Wella AG, Preference                                                    80,000            1,755,161
---------------------------------------------------------------------------------------------------
Tobacco--0.9%
Cie Financiere Richemont AG, A Units                                       550            1,314,218

---------------------------------------------------------------------------------------------------
Financial--4.1%
---------------------------------------------------------------------------------------------------
Banks--3.2%
Espirito Santo Financial Group, ADR                                    100,000            1,575,000
---------------------------------------------------------------------------------------------------
Julius Baer Holding AG, Cl. B                                              350            1,058,605
---------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                  70,000            2,108,750
                                                                                        -----------
                                                                                          4,742,355
---------------------------------------------------------------------------------------------------
Insurance--0.9%
AXA SA                                                                  10,000            1,392,857

---------------------------------------------------------------------------------------------------
Healthcare--15.8%
---------------------------------------------------------------------------------------------------
Healthcare/Drugs--8.2%
Biocompatibles International plc(1)                                    500,000            2,540,375
---------------------------------------------------------------------------------------------------
Eisai Co. Ltd.                                                          68,500            1,316,663
---------------------------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                                  60,000            1,770,000
---------------------------------------------------------------------------------------------------
Fresenius AG, Preference                                                 7,000            1,282,153
---------------------------------------------------------------------------------------------------
Genset, Sponsored ADR(1)                                                60,000            1,143,750
---------------------------------------------------------------------------------------------------
Nicox SA(1)                                                             26,000            1,229,820
---------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                           100,000            1,305,000
---------------------------------------------------------------------------------------------------
QIAGEN NV(1)                                                            20,000            1,539,792
                                                                                        -----------
                                                                                         12,127,553


6                   Oppenheimer International Growth Fund/VA


--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------
                                                                                       Market Value
                                                                     Shares            Note 1
---------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.6%
Nichii Gakkan Co.                                                       18,750         $  3,666,365
---------------------------------------------------------------------------------------------------
Novogen Ltd.(1)                                                        610,000            1,226,356
---------------------------------------------------------------------------------------------------
Ortivus AB, Cl. B(1)                                                   251,300            1,237,233
---------------------------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc(1)                                      160,000            2,122,122
---------------------------------------------------------------------------------------------------
Seton School Healthcare Group plc                                       70,000              886,870
---------------------------------------------------------------------------------------------------
SkyePharma plc(1)                                                    2,600,000            2,037,147
                                                                                       ------------
                                                                                         11,176,093

---------------------------------------------------------------------------------------------------
Technology--30.0%
---------------------------------------------------------------------------------------------------
Computer Services--11.0%
Cap Gemini SA                                                           10,000            2,536,127
---------------------------------------------------------------------------------------------------
Computer Services Solutions Holding NV                                  50,000            1,298,256
---------------------------------------------------------------------------------------------------
Equant NV, NY Registered Shares(1)                                      10,000            1,120,000
---------------------------------------------------------------------------------------------------
Getronics NV                                                           100,000            7,970,686
---------------------------------------------------------------------------------------------------
Icon Medialab International AB(1)                                       50,000            1,739,028
---------------------------------------------------------------------------------------------------
Unit 4(1)                                                               60,000            1,536,772
                                                                                       ------------
                                                                                         16,200,869
---------------------------------------------------------------------------------------------------
Computer Software--7.9%
Misys plc                                                              350,000            5,456,355
---------------------------------------------------------------------------------------------------
Psion plc                                                               80,000            3,489,482
---------------------------------------------------------------------------------------------------
Solution 6 Holdings Ltd.(1)                                            240,000            2,617,488
                                                                                       ------------
                                                                                         11,563,325
---------------------------------------------------------------------------------------------------
Communications Equipment--1.7%
Vodafone Group plc                                                     500,000            2,477,775
---------------------------------------------------------------------------------------------------
Electronics--9.4%
Hoya Corp.                                                              15,000            1,181,160
---------------------------------------------------------------------------------------------------
Racal Electronic plc                                                   150,300            1,347,594
---------------------------------------------------------------------------------------------------
Sharp Corp.                                                             62,000            1,585,934
---------------------------------------------------------------------------------------------------
Sony Corp.                                                              23,000            6,816,981
---------------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                             10,000            1,514,375
---------------------------------------------------------------------------------------------------
Thomson Multimedia(1)                                                   26,200            1,410,671
                                                                                       ------------
                                                                                         13,856,715

---------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $101,857,730)                           99.3%         146,263,846
---------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                            0.7            1,081,145
                                                                     ---------         ------------
Net Assets                                                               100.0%        $147,344,991
                                                                     =========         ============


                   Oppenheimer International Growth Fund/VA                    7

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                                        Market Value            Percent
---------------------------------------------------------------------------------------------------
Japan                                                               $ 30,686,414               20.9%
Great Britain                                                         28,601,824               19.6
France                                                                22,028,350               15.1
The Netherlands                                                       13,465,505                9.2
Germany                                                                6,882,365                4.7
Finland                                                                6,322,706                4.3
Australia                                                              5,936,849                4.1
Sweden                                                                 5,225,835                3.6
Italy                                                                  4,651,457                3.2
Brazil                                                                 3,507,311                2.4
Mexico                                                                 3,412,500                2.3
Portugal                                                               2,878,345                2.0
Spain                                                                  2,383,757                1.6
Switzerland                                                            2,372,823                1.6
Norway                                                                 1,796,295                1.2
Ireland                                                                1,770,000                1.2
India                                                                  1,736,000                1.2
Croatia                                                                1,305,000                0.9
Singapore                                                              1,300,510                0.9
                                                                    ------------              -----
Total                                                               $146,263,846              100.0%
                                                                    ============              =====


1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,041,000 or 2.06% of the Fund's net assets as of December 31, 1999.

See accompanying Notes to Financial Statements.

8                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

===================================================================================================
Assets
Investments, at value (cost $101,857,730)--see accompanying statement                  $146,263,846
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                          3,612,376
Shares of capital stock sold                                                                123,379
Interest and dividends                                                                      120,364
Other                                                                                         3,017
                                                                                       ------------
Total assets                                                                            150,122,982
===================================================================================================
Liabilities
Bank overdraft                                                                            1,780,977
---------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                       564,840
Shares of capital stock redeemed                                                            402,030
Directors' fees                                                                               3,100
Transfer and shareholder servicing agent fees                                                   180
Other                                                                                        26,864
                                                                                       ------------
Total liabilities                                                                         2,777,991
===================================================================================================
Net Assets                                                                             $147,344,991
                                                                                       ============
===================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                   $     63,953
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               73,104,886
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,769,047
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                            27,990,292
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                 44,416,813
                                                                                       ------------
Net assets--applicable to 63,952,533 shares of capital stock outstanding               $147,344,991
                                                                                       ============
===================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $2.30

See accompanying Notes to Financial Statements.

                   Oppenheimer International Growth Fund/VA                    9

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

===================================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $136,054)                                $ 1,150,247
---------------------------------------------------------------------------------------------------
Interest                                                                                    183,035
                                                                                        -----------
Total income                                                                              1,333,282
===================================================================================================
Expenses
Management fees                                                                           1,072,824
---------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  32,615
---------------------------------------------------------------------------------------------------
Accounting service fees                                                                      15,000
---------------------------------------------------------------------------------------------------
Directors' compensation                                                                       5,665
---------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                 2,114
---------------------------------------------------------------------------------------------------
Other                                                                                        27,064
                                                                                        -----------
Total expenses                                                                            1,155,282
Less expenses paid indirectly                                                                (3,380)
                                                                                        -----------
Net expenses                                                                              1,151,902
===================================================================================================
Net Investment Income                                                                       181,380
===================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                              31,159,683
Foreign currency transactions                                                               197,604
                                                                                        -----------
Net realized gain                                                                        31,357,287
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                              21,423,634
Translation of assets and liabilities denominated in foreign currencies                  (2,902,013)
                                                                                        -----------
Net change                                                                               18,521,621
                                                                                        -----------
Net realized and unrealized gain                                                         49,878,908
===================================================================================================
Net Increase in Net Assets Resulting from Operations                                    $50,060,288
                                                                                        ===========

See accompanying Notes to Financial Statements.

10                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                        1999           1998
===================================================================================================
Operations
Net investment income                                                   $    181,380   $    646,134
---------------------------------------------------------------------------------------------------
Net realized gain                                                         31,357,287        228,469
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                     18,521,621     14,941,247
                                                                        ------------   ------------
Net increase in net assets resulting from operations                      50,060,288     15,815,850
===================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                        (580,211)      (404,500)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain                                      (1,992,059)    (2,680,566)
===================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                                (3,546,775)     8,415,516
===================================================================================================
Net Assets
Total increase                                                            43,941,243     21,146,300
---------------------------------------------------------------------------------------------------
Beginning of period                                                      103,403,748     82,257,448
                                                                        ------------   ------------
End of period (including undistributed net investment
income of $1,769,047 and $576,688, respectively)                        $147,344,991   $103,403,748
                                                                        ============   ============

See accompanying Notes to Financial Statements.


                   Oppenheimer International Growth Fund/VA                   11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                                                 1999         1998           1997          1996(1)       1995
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                $1.57        $1.36         $1.29         $1.15         $1.09
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                  --(2)       .01           .01           .02           .03
Net realized and unrealized gain                                      .77          .25           .09           .13           .08
--------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                               .77          .26           .10           .15           .11
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.01)        (.01)         (.01)         (.01)         (.04)
Distributions from net realized gain                                 (.03)        (.04)         (.02)            -          (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                 (.04)        (.05)         (.03)         (.01)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $2.30        $1.57         $1.36         $1.29         $1.15
                                                                    =====        =====         =====         =====         =====

================================================================================================================================
Total Return, at Net Asset Value(3)                                 50.37%       19.40%         8.11%        13.26%        10.30%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $147,345     $103,404       $82,257       $62,585       $45,775
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $107,403     $ 94,651       $73,318       $56,893       $37,474(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                                0.17%        0.68%         0.72%         0.76%         1.61%
Expenses                                                             1.08%        1.09%(6)      1.12%(6)      1.21%(6)      1.26%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                            127%          48%           49%           54%           85%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $133,197,869 and $137,478,833, respectively.


See accompanying Notes to Financial Statements.

12                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund operated under the name of International Equity Portfolio through September 30, 1999. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                   Oppenheimer International Growth Fund/VA                   13

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,591,190. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Shares of Capital Stock
The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                      Year Ended December 31, 1999              Year Ended December 31, 1998
                                                      -----------------------------------       --------------------------------
                                                      Shares               Amount               Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                   23,276,935          $ 41,294,941          13,905,772         $ 20,648,894
Dividends and/or distributions reinvested               1,703,490             2,572,270           2,070,514            3,085,066
Redeemed                                              (26,922,819)          (47,413,986)        (10,459,749)         (15,318,444)
                                                      -----------          ------------         -----------         ------------
Net increase (decrease)                                (1,942,394)         $ (3,546,775)          5,516,537         $  8,415,516
                                                      ===========          ============         ===========         ============

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $44,406,116 was composed of gross appreciation of $46,637,060, and gross depreciation of $2,230,944.

14                   Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the year ended December 31, 1999, was 1.00% of the average annual net assets of the Fund.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To The Board of Directors and Shareholders of LifeSpan Diversified Income
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of LifeSpan Diversified Income Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 1, 1995 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of LifeSpan Diversified Income Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                          Principal     Market Value
                                                                                          Amount        Note 1
-------------------------------------------------------------------------------------------------------------------
Treasury--23.4%
U.S. Treasury Bonds:
6%, 2/15/26                                                                               $1,025,000    $   937,875
7.50%, 11/15/16                                                                            1,465,000      1,567,550
STRIPS, 5.75%, 11/15/18(4)                                                                 2,300,000        640,796
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                                              550,000        526,453
5.625%, 5/15/08                                                                              625,000        588,086
5.75%, 8/15/03                                                                             1,750,000      1,713,906
6.125%, 8/15/07                                                                              450,000        438,750
6.50%, 8/15/05                                                                             1,375,000      1,375,430
7.50%, 11/15/01                                                                            2,925,000      2,989,900
                                                                                                        -----------
                                                                                                         10,778,746
                                                                                                        -----------
Total U.S. Government Obligations (Cost $14,707,406)                                                     13,927,173
===================================================================================================================
Corporate Bonds and Notes--29.0%
-------------------------------------------------------------------------------------------------------------------
Chemicals--0.8%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                              50,000         13,750
-------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                        75,000         84,002
-------------------------------------------------------------------------------------------------------------------
Rexene Corp., 11.75% Sr. Nts., 12/1/04                                                        75,000         78,750
-------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                                 150,000        151,186
-------------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                            50,000         44,250
                                                                                                        -----------
                                                                                                            371,938
-------------------------------------------------------------------------------------------------------------------
Consumer Durables--0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                  155,000        154,624
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.3%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                    75,000         73,703
-------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08                           50,000         25,250
-------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                                  50,000         45,250
                                                                                                        -----------
                                                                                                            144,203
-------------------------------------------------------------------------------------------------------------------
Energy--1.5%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd.,
11.50% Sr. Unsec. Nts., 11/1/04                                                               35,000         32,025
-------------------------------------------------------------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                       95,000         97,248
-------------------------------------------------------------------------------------------------------------------
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05                                       50,000         38,000
-------------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                                 50,000         49,500
-------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                          125,000        109,124
-------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                        75,000         70,824
-------------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                            100,000         97,227
-------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                               75,000         73,316
-------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                             50,000         23,250
-------------------------------------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B, 10/15/04                                50,000         28,250
-------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                           75,000         69,761
                                                                                                        -----------
                                                                                                            688,525


                     LifeSpan Diversified Income Portfolio                     3

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Financial--5.6%
Aetna Industries, Inc., 11.875% Sr. Nts., 10/1/06                                           $ 50,000     $   48,812
-------------------------------------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125%
Bonds, Series B, 3/15/46(5)                                                                   75,000         75,103
-------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                              90,000         88,090
-------------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                                 310,000        310,646
-------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                            150,000        136,224
-------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                                                           250,000        243,887
-------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series D, 3/1/01                       250,000        247,420
-------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                    125,000        122,632
-------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                     145,000        150,528
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01                                225,000        221,783
-------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                        250,000        246,576
-------------------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                                               225,000        216,942
-------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                            125,000        125,026
-------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant to purchase 6.84
shares of common stock)(1)(6)                                                                 50,000         52,000
-------------------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                                        250,000        238,695
-------------------------------------------------------------------------------------------------------------------
Sovereign Bankcorp, 10.50% Sr. Unsec. Nts., 11/15/06                                          50,000         51,250
                                                                                                         ----------
                                                                                                          2,575,614
-------------------------------------------------------------------------------------------------------------------
Food & Drug--0.5%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub. Nts., 9/15/07(1)(7)                   50,000            500
-------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 9.625% Sr. Sub. Nts., 5/1/03                                           50,000         37,750
-------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 10.75% Sr. Nts., 8/15/06                                      50,000         50,875
-------------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                              150,000        144,379
                                                                                                         ----------
                                                                                                            233,504
-------------------------------------------------------------------------------------------------------------------
Food/Tobacco--1.1%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                 50,000         27,750
-------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                           150,000        149,123
-------------------------------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08                                        50,000         38,750
-------------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                                            225,000        224,120
-------------------------------------------------------------------------------------------------------------------
Premier International Foods plc, 12% Sr. Nts., 9/1/09(5)                                      50,000         49,250
                                                                                                         ----------
                                                                                                            488,993
-------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--0.4%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(8)                                           50,000         55,000
-------------------------------------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                                             75,000         75,375
-------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                                75,000         75,562
                                                                                                         ----------
                                                                                                            205,937
-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--2.7%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                                   50,000         45,875
-------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B, 8/1/04                               50,000         51,000
-------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Unsec. Sub. Nts.,
Series D, 10/15/07                                                                            50,000         48,750


4                    LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure (continued)
Booth Creek Ski Holdings, Inc., 12.50% Gtd. Sr. Exchangeable Nts., 3/15/07                  $ 50,000     $   36,375
-------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                       75,000         85,031
-------------------------------------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts., 6/1/03                                50,000         35,250
-------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                                50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                            50,000         35,750
-------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                                  50,000         51,875
-------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                                       50,000         46,500
-------------------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                           50,000         49,812
-------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                           50,000         50,000
-------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                      50,000         49,250
-------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                                   50,000         46,250
-------------------------------------------------------------------------------------------------------------------
Lady Luck Gaming Corp., 11.875% First Mtg. Nts., 3/1/01                                       50,000         50,625
-------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.125% Sr. Nts., 1/1/06                                      75,000         73,125
-------------------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Unsec. Sub. Nts., 12/15/05                                                         50,000         48,125
8.50% Sr. Nts., 11/15/06                                                                     150,000        148,076
-------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05(1)                                     50,000         52,750
-------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr. Sub. Nts., 4/1/07                                          75,000         74,625
-------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                      50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                           50,000         50,500
                                                                                                         ----------
                                                                                                          1,227,044
-------------------------------------------------------------------------------------------------------------------
Healthcare--0.7%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                          145,000        141,186
-------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                       50,000         49,000
-------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 8.75% Sr. Nts., 11/15/08(5)                                        50,000         48,000
-------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts., 8/15/06                                50,000         27,750
-------------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                                              50,000         50,375
                                                                                                         ----------
                                                                                                            316,311
-------------------------------------------------------------------------------------------------------------------
Information Technology--0.1%
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08                        50,000         48,187
-------------------------------------------------------------------------------------------------------------------
Manufacturing--0.9%
Jackson Products, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/15/05                                   50,000         46,250
-------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07(1)                                50,000         50,250
-------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                  50,000         41,312
-------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc./USIAmerican Holdings, Inc./
USI Global Corp., 7.125% Sr. Unsec. Nts., 10/15/03                                           275,000        267,777
                                                                                                         ----------
                                                                                                            405,589
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.5%
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                         50,000         48,250
-------------------------------------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub. Nts., Series B, 7/1/08           75,000         72,188
-------------------------------------------------------------------------------------------------------------------
RCN Corp., 0%/11.125% Sr. Unsec. Nts., 10/15/07(9)                                            50,000         35,375
-------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                    75,000         74,625
                                                                                                         ----------
                                                                                                            230,438


                     LifeSpan Diversified Income Portfolio                     5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal      Market Value
                                                                                            Amount         Note 1
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--1.4%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09                                                              $ 50,000       $ 45,125
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                                     50,000         52,125
-------------------------------------------------------------------------------------------------------------------
Century Communications Corp., Zero Coupon Sr. Disc. Nts., Series B, 8.50%, 1/15/08(4)         50,000         22,188
-------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication
Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(9)                                                     50,000         29,563
8.625% Sr. Unsec. Nts., 4/1/09                                                                50,000         46,438
-------------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 9.375% Sr. Sub. Nts., Series B, 8/1/09                                   50,000         49,375
-------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                                75,000         78,281
-------------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(9)                           100,000         39,500
-------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                            50,000         50,500
-------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(9)                     150,000        113,063
-------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04                                   50,000         50,875
-------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(9)          100,000         64,500
                                                                                                           --------
                                                                                                            641,533
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.4%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 3/15/07                   50,000         49,750
-------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(1)                                       50,000         49,250
-------------------------------------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06(1)                                    50,000         49,625
-------------------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                           50,000         50,125
                                                                                                           --------
                                                                                                            198,750
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--4.0%
Advanstar Communications, Inc., 9.25% Sr. Sub. Nts., 5/1/08                                  100,000         94,625
-------------------------------------------------------------------------------------------------------------------
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                                225,000        222,712
-------------------------------------------------------------------------------------------------------------------
CapRock Communications Corp., 11.50% Sr. Unsec. Nts., 5/1/09                                  50,000         51,313
-------------------------------------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts., 8/15/06                                    50,000         49,250
-------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(9)                         75,000         71,813
-------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07(9)                        50,000         41,250
-------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts., 11/1/05(9)                               50,000         26,813
-------------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                          50,000         51,875
-------------------------------------------------------------------------------------------------------------------
Galaxy Telecom LP, 12.375% Sr. Sub. Nts., 10/1/05                                             75,000         79,875
-------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.125% Sr. Nts., 11/15/06(5)                                   50,000         49,688
-------------------------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05                                                     50,000         50,750
-------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(9)                                    50,000         37,250
-------------------------------------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Unsec. Nts., 1/15/09                                    50,000         49,625
-------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(9)                                     75,000         49,125
-------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series B, 2/1/06(9)        100,000         91,000
-------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 9% Sr. Sub. Nts., 4/15/08(1)                                        50,000         50,750
-------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                                  50,000         47,375
-------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                       50,000         51,375
-------------------------------------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08                                                 50,000         52,500
-------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(9)                50,000         40,750
-------------------------------------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08                                        50,000         44,000


6                    LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications (continued)
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(9)                                                          $ 50,000     $   46,875
9.625% Sr. Debs., 10/1/06                                                                     50,000         50,750
-------------------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                      50,000         48,500
-------------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                              50,000         51,750
-------------------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                          225,000        219,446
-------------------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts., 10/15/05(9)                              50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(5)                                                50,000         51,750
                                                                                                         ----------
                                                                                                          1,821,535
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--0.7%
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(9)                          50,000         49,313
-------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B, 6/1/06(9)                50,000         44,375
-------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts., 8/15/04                                    50,000         51,750
-------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                 50,000         51,375
-------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06                       50,000         55,282
-------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                          50,000         52,750
                                                                                                         ----------
                                                                                                            304,845
-------------------------------------------------------------------------------------------------------------------
Metals/Minerals--0.5%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(1)                                                 35,000         35,350
-------------------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                                          50,000         47,250
-------------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B, 4/15/03(7)(10)           50,000          5,250
-------------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                          50,000         42,250
-------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                               75,000         77,625
-------------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                              25,000         25,500
                                                                                                         ----------
                                                                                                            233,225
-------------------------------------------------------------------------------------------------------------------
Retail--0.9%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(3)                           225,000        220,494
-------------------------------------------------------------------------------------------------------------------
K Mart Corp., 7.75% Debs., 10/1/12                                                            50,000         44,489
-------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                            50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                            100,000         99,141
                                                                                                         ----------
                                                                                                            412,874
-------------------------------------------------------------------------------------------------------------------
Service--3.0%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(9)                                 100,000         53,000
-------------------------------------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts., Series B, 4/15/08                      50,000         43,750
-------------------------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts., Series B, 4/1/02                       50,000         51,500
-------------------------------------------------------------------------------------------------------------------
Carrier1 International SA, 13.25% Sr. Nts., Series B, 2/15/09                                 50,000         50,250
-------------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                                   50,000         50,313
-------------------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B, 10/15/04                             50,000         30,250
-------------------------------------------------------------------------------------------------------------------
Grove Holdings LLC/Grove Holdings Capital, Inc., 0%/11.625% Sr. Unsec.
Disc. Debs., 5/1/09(9)                                                                       100,000         10,000
-------------------------------------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts., Series B, 8/1/07(1)                 50,000         54,250
-------------------------------------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(1)                                   50,000         49,250
-------------------------------------------------------------------------------------------------------------------
Logix Communications Enterprises, Inc., 12.25% Sr. Unsec. Nts., 6/15/08(1)                    50,000         36,250
-------------------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B, 10/15/07(1)                           50,000         40,125


                     LifeSpan Diversified Income Portfolio                     7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Service (continued)
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sec. discount nts., 12/1/05 and warrants to purchase shares
of common stock)(1)(6)(9)                                                                   $100,000    $    56,500
-------------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B, 7/1/08                             75,000         72,375
-------------------------------------------------------------------------------------------------------------------
Production Resource Group, LLC/PRG Finance Corp., 11.50% Sr.
Unsec. Sub. Nts., 1/15/08                                                                     50,000         44,750
-------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09                                            50,000         48,625
-------------------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Timber Collaterized Nts., Series B, Cl. A-1, 1/20/07           213,539        201,312
-------------------------------------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/08                                 75,000         60,375
-------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                          75,000         75,729
-------------------------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs., 6/1/08(9)                              100,000         46,250
-------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01                                     250,000        245,780
-------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                                70,000         66,092
                                                                                                        -----------
                                                                                                          1,386,726
-------------------------------------------------------------------------------------------------------------------
Transportation--1.3%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                           50,000         19,625
-------------------------------------------------------------------------------------------------------------------
Canadian Airlines Corp., 12.25%, Sr. Nts., 8/1/06                                             50,000         27,250
-------------------------------------------------------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc., 10% Sr. Sub. Nts., Series B, 1/15/07                   50,000         49,250
-------------------------------------------------------------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02                                                                85,000         84,607
-------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                                      150,000        142,143
-------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                   75,000         73,428
-------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(1)                   50,000         47,250
-------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06                                       50,000         20,500
-------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                        145,000        145,467
                                                                                                        -----------
                                                                                                            609,520
-------------------------------------------------------------------------------------------------------------------
Utility--1.4%
AES Corp. (The), 8.50% Sr. Sub. Nts., 11/1/07                                                 50,000         47,000
-------------------------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                    240,000        237,636
-------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                              100,000         94,524
-------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                                                275,000        268,327
                                                                                                        -----------
                                                                                                            647,487
                                                                                                        -----------
Total Corporate Bonds and Notes (Cost $14,223,794)                                                       13,347,402

                                                                                            Shares
===================================================================================================================
Preferred Stocks--0.1%
-------------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Cum., Series D, Non-Vtg.(1) (Cost $50,000)                                   500         48,625
===================================================================================================================
Common Stocks--19.0%
-------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
General Dynamics Corp.                                                                         6,500        342,875
-------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                                         1,800         97,312
                                                                                                        -----------
                                                                                                            440,187


8                    LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                         Market Value
                                                                                              Shares     Note 1
-------------------------------------------------------------------------------------------------------------------
Chemicals--0.5%
Dexter Corp.                                                                                   3,900     $  155,025
-------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                   12,200         48,037
-------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                               2,834         46,407
                                                                                                         ----------
                                                                                                            249,469
-------------------------------------------------------------------------------------------------------------------
Consumer Durables--0.3%
Stanley Works (The)                                                                            4,900        147,612
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.3%
Kimberly-Clark Corp.                                                                           2,200        143,550
-------------------------------------------------------------------------------------------------------------------
Energy--3.2%
Abraxas Petroleum Corp.(10)                                                                    2,980          2,794
-------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                         2,500        216,250
-------------------------------------------------------------------------------------------------------------------
BP Amoco plc, ADR                                                                              4,440        263,347
-------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                  2,500        216,562
-------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                              5,884        474,030
-------------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                               2,300        131,962
-------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                     4,700        101,637
-------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                   1,000         54,312
                                                                                                         ----------
                                                                                                          1,460,894
-------------------------------------------------------------------------------------------------------------------
Financial--4.6%
Aegon NV                                                                                       2,082        198,831
-------------------------------------------------------------------------------------------------------------------
American General Corp.                                                                         2,000        151,750
-------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                                                          4,800        131,400
-------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                          1,600        124,300
-------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                    1,100         61,944
-------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                3,000        166,687
-------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                   8,400        122,850
-------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                              1,000         32,812
-------------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp.                                                                       600         14,287
-------------------------------------------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                                                                  4,684         73,187
-------------------------------------------------------------------------------------------------------------------
HRPT Properties Trust                                                                          6,400         57,600
-------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                3,750        126,797
-------------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                                          1,500        102,375
-------------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                                         4,200        168,000
-------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                      200         19,138
-------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                  3,724         20,482
-------------------------------------------------------------------------------------------------------------------
Reckson Associates Realty Corp., Cl. B                                                         2,817         64,087
-------------------------------------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                                                             700         12,950
-------------------------------------------------------------------------------------------------------------------
Senior Housing Properties Trust                                                                  640          7,960
-------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                            1,100         37,056
-------------------------------------------------------------------------------------------------------------------
UnionBanCal Corp.                                                                              3,200        126,200
-------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                   700         47,600
-------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                                3,100        125,356
-------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                                         2,600        134,875
                                                                                                         ----------
                                                                                                          2,128,524


                     LifeSpan Diversified Income Portfolio                     9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                           Market Value
                                                                                              Shares       Note 1
-------------------------------------------------------------------------------------------------------------------
Food & Drug--0.2%
Piccadilly Cafeterias, Inc.                                                                    7,000       $ 28,000
-------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                                3,200         64,000
                                                                                                           --------
                                                                                                             92,000
-------------------------------------------------------------------------------------------------------------------
Food/Tobacco--0.5%
Anheuser-Busch Cos., Inc.                                                                        600         42,525
-------------------------------------------------------------------------------------------------------------------
Flowers Industries, Inc.                                                                       1,400         22,313
-------------------------------------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                                                               1,400         55,738
-------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                                                 2,200         48,538
-------------------------------------------------------------------------------------------------------------------
UST, Inc.                                                                                      2,100         52,894
                                                                                                           --------
                                                                                                            222,008
-------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--0.4%
Georgia Pacific Group/Timber Group                                                             1,000         24,625
-------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                               2,200        157,988
                                                                                                           --------
                                                                                                            182,613
-------------------------------------------------------------------------------------------------------------------
Manufacturing--0.6%
Minnesota Mining & Manufacturing Co.                                                           1,500        146,813
-------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                             4,700        114,856
-------------------------------------------------------------------------------------------------------------------
ROHN Industries, Inc.(10)                                                                     12,000         34,500
                                                                                                           --------
                                                                                                            296,169
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.2%
Deluxe Corp.                                                                                   3,400         93,288
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--0.9%
ALLTELL Corp.                                                                                  4,000        330,750
-------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                     1,300         65,975
-------------------------------------------------------------------------------------------------------------------
Globix Corp., Restricted(10)                                                                     176          8,844
-------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B(10)                                                    429         14,103
                                                                                                           --------
                                                                                                            419,672
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--0.4%
Price Communications Corp.                                                                     6,180        171,881
-------------------------------------------------------------------------------------------------------------------
Metals/Minerals--0.2%
Carpenter Technology Corp.                                                                     3,100         85,056
-------------------------------------------------------------------------------------------------------------------
Retail--0.6%
Brown Shoe Co., Inc.                                                                           6,400         90,400
-------------------------------------------------------------------------------------------------------------------
Genuine Parts Co.                                                                              1,500         37,219
-------------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                                        700         22,575
-------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                           5,800        121,800
                                                                                                           --------
                                                                                                            271,994
-------------------------------------------------------------------------------------------------------------------
Transportation--0.6%
GATXCorp.                                                                                      8,200        276,750


10                   LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                         Market Value
                                                                                              Shares     Note 1
-------------------------------------------------------------------------------------------------------------------
Utilities--4.5%
BellSouth Corp.                                                                                2,600     $  121,713
-------------------------------------------------------------------------------------------------------------------
Carolina Power & Light Co.                                                                       900         27,394
-------------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                                 5,400         90,788
-------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                              5,186        259,948
-------------------------------------------------------------------------------------------------------------------
El Paso Energy Corp.                                                                          11,700        454,106
-------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                3,900        166,969
-------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                  5,000        110,313
-------------------------------------------------------------------------------------------------------------------
Montana Power Co.                                                                              3,200        115,400
-------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                          3,700        172,050
-------------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                                      700         22,750
-------------------------------------------------------------------------------------------------------------------
Peco Energy Co.                                                                                2,700         93,825
-------------------------------------------------------------------------------------------------------------------
Potomac Electric Power Co.                                                                     1,300         29,819
-------------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                                          1,600         55,700
-------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                  7,000        105,000
-------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                           3,400         77,775
-------------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                            1,400         49,788
-------------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                                   1,500         50,250
-------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                        3,900         66,300
                                                                                                         ----------
                                                                                                          2,069,888
                                                                                                         ----------
Total Common Stocks (Cost $8,456,190)                                                                     8,751,555

                                                                                              Units
===================================================================================================================
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------------------------
Abraxas Petroleum Corp. Wts., Exp. 11/1/04                                                     2,980            447
-------------------------------------------------------------------------------------------------------------------
Carrier1 International SAWts., Exp. 2/15/09(1)                                                    50            250
-------------------------------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(1)                                                          300          2,400
-------------------------------------------------------------------------------------------------------------------
Primestar, Inc., Share ARP Rts., Exp. 5/30/00(1)                                                 390          1,953
                                                                                                         ----------
Total Rights, Warrants and Certificates (Cost $447)                                                           5,050


                     LifeSpan Diversified Income Portfolio                    11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                           Principal     Market Value
                                                                                           Amount        Note 1
====================================================================================================================
Repurchase Agreements--15.2%
--------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3%, dated
12/31/99, to be repurchased at $6,982,745 on 1/3/00, collateralized by
U.S. Treasury Nts., 7.25%, 8/15/04, with a value of $7,124,837
(Cost $6,981,000)                                                                          $6,981,000    $ 6,981,000
--------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $47,087,854)                                                   99.2%    45,679,692
--------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                   0.8        354,131
                                                                                           ----------    -----------
Net Assets                                                                                      100.0%   $46,033,823
                                                                                           ==========    ===========


1. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Represents the current interest rate for a variable or increasing rate security.
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $273,791 or 0.59% of the Fund's net assets as of December 31, 1999.
6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
7. Issuer is in default.
8. Interest or dividend is paid-in-kind.
9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
10. Non-income producing security.

See accompanying Notes to Financial Statements.


12                   LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


========================================================================================
Assets
Investments, at value (including repurchase agreement of $6,981,000)
(cost $47,087,854)--see accompanying statement                               $45,679,692
----------------------------------------------------------------------------------------
Cash                                                                               1,139
----------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                       574,167
Other                                                                              1,967
----------------------------------------------------------------------------------------
Total assets                                                                  46,256,965
========================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                 201,101
Shareholder reports                                                               10,487
Directors' compensation                                                              223
Transfer and shareholder servicing agent fees                                        184
Other                                                                             11,147
                                                                             -----------
Total liabilities                                                                223,142
========================================================================================
Net Assets                                                                   $46,033,823
                                                                             ===========
========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                         $    42,061
----------------------------------------------------------------------------------------
Additional paid-in capital                                                    44,713,178
----------------------------------------------------------------------------------------
Undistributed net investment income                                            2,536,271
----------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                         108,043
----------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                    (1,365,730)
                                                                             -----------
Net assets--applicable to 42,060,419 shares of capital
stock outstanding                                                            $46,033,823
                                                                             ===========
========================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share           $1.09

See accompanying Notes to Financial Statements.


                     LifeSpan Diversified Income Portfolio                    13

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


========================================================================================
Investment Income
Interest                                                                     $ 2,613,203
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $727)                             308,401
                                                                             -----------
Total income                                                                   2,921,604
========================================================================================
Expenses
Management fees                                                                  343,103
----------------------------------------------------------------------------------------
Accounting service fees                                                           15,000
----------------------------------------------------------------------------------------
Directors' compensation                                                            2,342
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                      2,103
----------------------------------------------------------------------------------------
Other                                                                             18,443
                                                                             -----------
Total expenses                                                                   380,991
Less expenses paid indirectly                                                     (1,971)
                                                                             -----------
Net expenses                                                                     379,020
========================================================================================
Net Investment Income                                                          2,542,584
========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                                 116,628
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments          (2,769,970)
                                                                             -----------
Net realized and unrealized loss                                              (2,653,342)
========================================================================================
Net Decrease in Net Assets Resulting from Operations                         $  (110,758)
                                                                             ===========

See accompanying Notes to Financial Statements.


14                   LifeSpan Diversified Income Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                    Year Ended December 31,
                                                                    1999             1998
================================================================================================
Operations
Net investment income                                               $ 2,542,584      $ 2,160,036
------------------------------------------------------------------------------------------------
Net realized gain                                                       116,628          570,917
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                (2,769,970)        (928,198)
                                                                    -----------      -----------
Net increase (decrease) in net assets resulting from operations        (110,758)       1,802,755
================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                 (2,157,524)      (1,661,998)
------------------------------------------------------------------------------------------------
Distributions from net realized gain                                   (562,664)        (294,680)
================================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions                                            5,185,688        9,717,189
================================================================================================
Net Assets
Total increase                                                        2,354,742        9,563,266
------------------------------------------------------------------------------------------------
Beginning of period                                                  43,679,081       34,115,815
                                                                    -----------      -----------
End of period (including undistributed net investment
income of $2,536,271 and $2,150,194, respectively)                  $46,033,823      $43,679,081
                                                                    ===========      ===========


See accompanying Notes to Financial Statements.


                     LifeSpan Diversified Income Portfolio                    15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                      Year Ended December 31,
                                                      1999           1998           1997           1996(1)        1995(2)
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $1.17          $1.18          $1.10          $1.04          $1.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .06            .06            .06            .06            .02
Net realized and unrealized gain (loss)                  (.07)            --            .07            .01            .04
-------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           (.01)           .06            .13            .07            .06
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.06)          (.06)          (.05)          (.01)          (.02)
Distributions from net realized gain                     (.01)          (.01)            --(3)          --             --
-------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.07)          (.07)          (.05)          (.01)          (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $1.09          $1.17          $1.18          $1.10          $1.04
                                                        =====          =====          =====          =====          =====
=========================================================================================================================
Total Return, at Net Asset Value(4)                     (0.85)%         4.88%         12.51%          6.93%          5.69%
=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $46,034        $43,679        $34,116        $25,274        $21,176
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $45,754        $38,422        $28,503        $22,854        $20,364(5)
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (6)
Net investment income                                    5.56%          5.62%          5.88%          5.84%          5.11%
Expenses                                                 0.83%          0.84%(7)       0.86(7)        1.07%(7)       1.50%(7)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                 22%            36%            34%            80%            41%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
5. This information is not covered by the auditors' opinion.
6. Annualized for periods less than one full year.
7. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period December 31, 1999, were $13,563,254 and $8,486,475, respectively.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation, by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $5,750, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                     LifeSpan Diversified Income Portfolio                    17

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,017. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 250 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                                       Year Ended December 31, 1999              Year Ended December 31, 1998
                                                       -------------------------------           -----------------------------
                                                       Shares              Amount                Shares            Amount
------------------------------------------------------------------------------------------------------------------------------
Sold                                                    6,696,528          $ 7,490,719           8,117,360         $ 9,373,119
Dividends and/or distributions reinvested               2,495,585            2,720,188           1,701,459           1,956,678
Redeemed                                               (4,547,129)          (5,025,219)         (1,391,118)         (1,612,608)
                                                        ---------          -----------           ---------         -----------
Net increase                                            4,644,984          $ 5,185,688           8,427,701         $ 9,717,189
                                                        =========          ===========           =========         ===========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities of $1,408,162 was composed of gross appreciation of $1,486,284, and gross depreciation of $2,894,446.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the Fund's average daily net assets up to $250 million and 0.65% on net assets over $250 million. The Fund's management fee for the year ended December 31, 1999 was 0.75% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $795,757, which represents 1.73% of the Fund's net assets.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of LifeSpan Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of LifeSpan Balanced Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 1, 1995, to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of LifeSpan Balanced Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------

                                                                                                           Market Value
                                                                                                 Shares    Note 1
====================================================================================================================
Common Stocks--60.0%
--------------------------------------------------------------------------------------------------------------------
Basic Materials--1.7%
--------------------------------------------------------------------------------------------------------------------
Chemicals--0.7%
Dexter Corp.                                                                                      4,700     $186,825
--------------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                                                  1,100      146,987
--------------------------------------------------------------------------------------------------------------------
Ethyl Corp.                                                                                      14,400       56,700
--------------------------------------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                                               4,000      145,945
--------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                  2,834       46,407
--------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                                                   2,100       85,444
                                                                                                            --------
                                                                                                             668,308
--------------------------------------------------------------------------------------------------------------------
Metals--0.3%
Broken Hill Proprietary Co. Ltd.(1)                                                              14,000      183,969
--------------------------------------------------------------------------------------------------------------------
Carpenter Technology Corp.                                                                        3,600       98,775
                                                                                                            --------
                                                                                                             282,744
--------------------------------------------------------------------------------------------------------------------
Paper--0.7%
Buhrmann NV                                                                                      10,000      150,457
--------------------------------------------------------------------------------------------------------------------
Georgia Pacific Group                                                                             1,500       76,125
--------------------------------------------------------------------------------------------------------------------
Georgia Pacific Group/Timber Group                                                                2,300       56,637
--------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                                                           2,600       37,050
--------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                                  4,400      315,975
                                                                                                            --------
                                                                                                             636,244
--------------------------------------------------------------------------------------------------------------------
Capital Goods--7.9%
--------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.7%
General Dynamics Corp.                                                                           10,600      559,150
--------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                                            3,000      162,187
                                                                                                            --------
                                                                                                             721,337
--------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.9%
Amphenol Corp., Cl. A(1)                                                                          2,300      153,094
--------------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                                                             1,400       40,600
--------------------------------------------------------------------------------------------------------------------
Kemet Corp.(1)                                                                                    4,300      193,769
--------------------------------------------------------------------------------------------------------------------
Power Integrations, Inc.(1)                                                                       4,400      210,925
--------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                                        800       38,300
--------------------------------------------------------------------------------------------------------------------
SPX Corp.(1)                                                                                      2,300      185,869
                                                                                                            --------
                                                                                                             822,557
--------------------------------------------------------------------------------------------------------------------
Industrial Services--2.8%
Capita Group plc                                                                                 16,000      290,790
--------------------------------------------------------------------------------------------------------------------
Forrester Research, Inc.(1)                                                                       3,400      234,175
--------------------------------------------------------------------------------------------------------------------
Hays plc                                                                                         20,000      318,577
--------------------------------------------------------------------------------------------------------------------
Mobile Mini, Inc.(1)                                                                              5,000      107,500
--------------------------------------------------------------------------------------------------------------------
New England Business Service, Inc.                                                                5,300      129,519
--------------------------------------------------------------------------------------------------------------------
Professional Detailing, Inc.(1)                                                                   4,100      122,744
--------------------------------------------------------------------------------------------------------------------
Quanta Services, Inc.(1)                                                                          3,100       87,575
--------------------------------------------------------------------------------------------------------------------
Secom Co. Ltd.                                                                                    4,000      440,184
--------------------------------------------------------------------------------------------------------------------
Securitas AB, B Shares                                                                            8,950      161,953

2                         LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Industrial Services (continued)
Source Information Management Co. (The)(1)                                                        6,300      $  105,525
-----------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                                               7,508         115,435
-----------------------------------------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                                                           5,000          85,625
-----------------------------------------------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                                                                  1,200          50,700
-----------------------------------------------------------------------------------------------------------------------
Waste Connections, Inc.(1)                                                                        5,500          79,406
-----------------------------------------------------------------------------------------------------------------------
Whittman-Hart, Inc.(1)                                                                            4,100         219,862
-----------------------------------------------------------------------------------------------------------------------
Zomax, Inc.(1)                                                                                    3,800         171,950
                                                                                                             ----------
                                                                                                              2,721,520
-----------------------------------------------------------------------------------------------------------------------
Manufacturing--3.5%
Asyst Technologies, Inc.(1)                                                                       4,700         308,144
-----------------------------------------------------------------------------------------------------------------------
Atlas Copco AB, B Shares                                                                          5,142         146,215
-----------------------------------------------------------------------------------------------------------------------
Avery-Dennison Corp.                                                                                800          58,300
-----------------------------------------------------------------------------------------------------------------------
Ball Corp.                                                                                          800          31,500
-----------------------------------------------------------------------------------------------------------------------
BBA Group plc                                                                                    21,000         169,628
-----------------------------------------------------------------------------------------------------------------------
Brambles Industries Ltd.                                                                          5,000         138,374
-----------------------------------------------------------------------------------------------------------------------
Briggs & Stratton Corp.                                                                           1,800          96,525
-----------------------------------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                                                           1,700          68,744
-----------------------------------------------------------------------------------------------------------------------
Crane Co.                                                                                         2,200          43,725
-----------------------------------------------------------------------------------------------------------------------
Dover Corp.                                                                                       2,400         108,900
-----------------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                                         500          36,312
-----------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                                                                     4,237         244,422
-----------------------------------------------------------------------------------------------------------------------
Mannesmann AG                                                                                     1,950         474,920
-----------------------------------------------------------------------------------------------------------------------
Miller (Herman), Inc.                                                                             1,900          43,700
-----------------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                              3,700         362,137
-----------------------------------------------------------------------------------------------------------------------
NetOptix Corp.(1)                                                                                 3,800         253,650
-----------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                             1,300          66,706
-----------------------------------------------------------------------------------------------------------------------
PRI Automation, Inc.(1)                                                                           4,000         268,500
-----------------------------------------------------------------------------------------------------------------------
RadiSys Corp.(1)                                                                                  4,200         214,200
-----------------------------------------------------------------------------------------------------------------------
ROHN Industries, Inc.(1)                                                                         12,000          34,500
-----------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                       900          69,019
-----------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                         2,800         182,000
                                                                                                             ----------
                                                                                                              3,420,121
-----------------------------------------------------------------------------------------------------------------------
Communication Services--5.8%
-----------------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--3.6%
ADC Telecommunications, Inc.(1)                                                                   1,000          72,562
-----------------------------------------------------------------------------------------------------------------------
ALLTELL Corp.                                                                                     7,100         587,081
-----------------------------------------------------------------------------------------------------------------------
Asia Satellite Telecommunications Holdings Ltd.                                                  60,000         189,490
-----------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                        4,300         218,225
-----------------------------------------------------------------------------------------------------------------------
China Telecom (Hong Kong) Ltd.(1)                                                                50,000         312,600
-----------------------------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                                             6,000         385,641
-----------------------------------------------------------------------------------------------------------------------
Globix Corp., Restricted(1)                                                                         352          17,688
-----------------------------------------------------------------------------------------------------------------------
KPN NV                                                                                            2,700         263,304
-----------------------------------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                                                              1,300          54,112


                          LifeSpan Balanced Portfolio                          3

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance (continued)
Matsushita Communication Industrial Co.                                                           2,000      $  528,221
-----------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B(1)                                                      1,072          35,242
-----------------------------------------------------------------------------------------------------------------------
Nippon Comsys Corp.                                                                               9,000         186,638
-----------------------------------------------------------------------------------------------------------------------
Nokia Oyj                                                                                         2,400         434,765
-----------------------------------------------------------------------------------------------------------------------
Tut Systems, Inc.(1)                                                                              2,800         150,150
                                                                                                             ----------
                                                                                                              3,435,719
-----------------------------------------------------------------------------------------------------------------------
Telephone Utilities--1.1%
BellSouth Corp.                                                                                   6,000         280,875
-----------------------------------------------------------------------------------------------------------------------
Energis plc(1)                                                                                    5,000         240,225
-----------------------------------------------------------------------------------------------------------------------
Hellenic Telecommunication Organization SA                                                        6,400         152,088
-----------------------------------------------------------------------------------------------------------------------
Telefonica SA(1)                                                                                 14,323         357,484
                                                                                                             ----------
                                                                                                              1,030,672
-----------------------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--1.1%
NTT Mobile Communications Network, Inc.                                                              12         461,313
-----------------------------------------------------------------------------------------------------------------------
Price Communications Corp.                                                                       12,360         343,762
-----------------------------------------------------------------------------------------------------------------------
Proxim, Inc.(1)                                                                                   2,500         275,000
                                                                                                             ----------
                                                                                                              1,080,075
-----------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.7%
-----------------------------------------------------------------------------------------------------------------------
Autos & Housing--1.2%
Bridgestone Corp.                                                                                 7,000         154,064
-----------------------------------------------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.(1)                                                                   11,000         139,738
-----------------------------------------------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                                                          1,800          28,012
-----------------------------------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                                                       1,500          48,094
-----------------------------------------------------------------------------------------------------------------------
Fortune Brands, Inc.                                                                              1,200          39,675
-----------------------------------------------------------------------------------------------------------------------
Genuine Parts Co.                                                                                 5,600         138,950
-----------------------------------------------------------------------------------------------------------------------
Lafarge SA                                                                                        1,700         197,778
-----------------------------------------------------------------------------------------------------------------------
Masco Corp.                                                                                       2,900          73,587
-----------------------------------------------------------------------------------------------------------------------
Overseas Union Enterprise Ltd.                                                                   17,500          58,841
-----------------------------------------------------------------------------------------------------------------------
Stanley Works (The)                                                                               7,000         210,875
-----------------------------------------------------------------------------------------------------------------------
USG Corp.                                                                                           800          37,700
-----------------------------------------------------------------------------------------------------------------------
Vulcan Materials Co.                                                                              1,400          55,912
                                                                                                             ----------
                                                                                                              1,183,226
-----------------------------------------------------------------------------------------------------------------------
Consumer Services--0.1%
Harte-Hanks, Inc.                                                                                 1,200          26,100
-----------------------------------------------------------------------------------------------------------------------
Young & Rubicam, Inc.                                                                             1,100          77,825
                                                                                                             ----------
                                                                                                                103,925
-----------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.1%
MGM Grand, Inc.                                                                                     800          40,250
-----------------------------------------------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                                                           4,400          67,375
                                                                                                             ----------
                                                                                                                107,625


4                         LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Media--1.2%
Central Newspapers, Inc., Cl. A                                                                     900      $   35,437
-----------------------------------------------------------------------------------------------------------------------
Deluxe Corp.                                                                                      4,800         131,700
-----------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                                                                 2,200         179,437
-----------------------------------------------------------------------------------------------------------------------
Knight-Ridder, Inc.                                                                               1,300          77,350
-----------------------------------------------------------------------------------------------------------------------
Modern Times Group, Cl. B(1)                                                                      3,500         173,550
-----------------------------------------------------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.                                                            7,000         248,500
-----------------------------------------------------------------------------------------------------------------------
VNU-Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit                                        5,000         262,570
                                                                                                             ----------
                                                                                                              1,108,544
-----------------------------------------------------------------------------------------------------------------------
Retail: General--0.8%
Family Dollar Stores, Inc.                                                                        2,000          32,625
-----------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                              2,600         131,462
-----------------------------------------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.                                                                               2,000         217,157
-----------------------------------------------------------------------------------------------------------------------
May Department Stores Co.                                                                         1,200          38,700
-----------------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                                   1,800          47,137
-----------------------------------------------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                                                                      1,000         263,677
                                                                                                             ----------
                                                                                                                730,758
-----------------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.9%
Ann Taylor Stores Corp.(1)                                                                        2,800          96,425
-----------------------------------------------------------------------------------------------------------------------
Brown Shoe Co., Inc.                                                                              7,900         111,587
-----------------------------------------------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                                                            2,300         103,644
-----------------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                                         3,200         147,200
-----------------------------------------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                                                      6,362         258,456
-----------------------------------------------------------------------------------------------------------------------
Kingfisher plc                                                                                   14,000         155,379
-----------------------------------------------------------------------------------------------------------------------
Pacific Sunware of California, Inc(1)                                                             4,000         127,500
-----------------------------------------------------------------------------------------------------------------------
PC Connection, Inc.(1)                                                                            6,700         231,150
-----------------------------------------------------------------------------------------------------------------------
Ross Stores, Inc.                                                                                 1,900          34,081
-----------------------------------------------------------------------------------------------------------------------
Sherwin-Williams Co.                                                                              8,000         168,000
-----------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                                                    1,000          20,437
-----------------------------------------------------------------------------------------------------------------------
Urban Outfitters, Inc.(1)                                                                         5,200         151,450
-----------------------------------------------------------------------------------------------------------------------
Whitehall Jewellers, Inc.                                                                         5,400         199,125
                                                                                                             ----------
                                                                                                              1,804,434
-----------------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.4%
bebe stores, inc.(1)                                                                              4,400         118,800
-----------------------------------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                                                      3,100          84,087
-----------------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                               1,100          41,387
-----------------------------------------------------------------------------------------------------------------------
Shaw Industries, Inc.                                                                             4,600          71,012
-----------------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                                                           1,300          22,750
                                                                                                             ----------
                                                                                                                338,036
-----------------------------------------------------------------------------------------------------------------------
Consumer Staples--2.8%
-----------------------------------------------------------------------------------------------------------------------
Beverages--0.3%
Adolph Coors Co., Cl. B                                                                           1,000          52,500
-----------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                         2,800         198,450
                                                                                                             ----------
                                                                                                                250,950


                          LifeSpan Balanced Portfolio                          5

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                           Market Value
                                                                                                 Shares    Note 1
--------------------------------------------------------------------------------------------------------------------
Broadcasting--0.2%
Citadel Communications Corp.(1)                                                                   3,600     $233,550
--------------------------------------------------------------------------------------------------------------------
Entertainment--0.3%
Brinker International, Inc.(1)                                                                    1,400       33,600
--------------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                                          1,300       23,562
--------------------------------------------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                                                                6,600      164,175
--------------------------------------------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                                                       8,000       32,000
--------------------------------------------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                                                                   65,000       75,674
                                                                                                            --------
                                                                                                             329,011
--------------------------------------------------------------------------------------------------------------------
Food--0.5%
Flowers Industries, Inc.                                                                          2,900       46,219
--------------------------------------------------------------------------------------------------------------------
Heinz (H.J.) Co.                                                                                  1,400       55,737
--------------------------------------------------------------------------------------------------------------------
Hormel Foods Corp.                                                                                  300       12,187
--------------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                                                         3,600       64,800
--------------------------------------------------------------------------------------------------------------------
International Home Foods, Inc.(1)                                                                 2,500       43,437
--------------------------------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                                                              1,300       36,562
--------------------------------------------------------------------------------------------------------------------
Kerry Group plc, Cl. A                                                                            9,000      107,785
--------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                                                                                    4,800      105,900
                                                                                                            --------
                                                                                                             472,627
--------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.8%
Albertson's, Inc.                                                                                 1,700       54,825
--------------------------------------------------------------------------------------------------------------------
Colruyt NV                                                                                        3,000      172,094
--------------------------------------------------------------------------------------------------------------------
Express Scripts, Inc., Cl. A(1)                                                                   2,500      160,000
--------------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                                                              6,000      177,469
--------------------------------------------------------------------------------------------------------------------
SUPERVALU, Inc.                                                                                   5,600      112,000
--------------------------------------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                                                66,000      141,809
                                                                                                            --------
                                                                                                             818,197
--------------------------------------------------------------------------------------------------------------------
Household Goods--0.6%
Blyth Industries, Inc.(1)                                                                         3,600       88,425
--------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                              6,000      391,500
--------------------------------------------------------------------------------------------------------------------
L'OREAL                                                                                             150      120,240
                                                                                                            --------
                                                                                                             600,165
--------------------------------------------------------------------------------------------------------------------
Tobacco--0.1%
UST, Inc.                                                                                         4,700      118,381
--------------------------------------------------------------------------------------------------------------------
Energy--3.2%
--------------------------------------------------------------------------------------------------------------------
Energy Services--0.1%
Anadarko Petroleum Corp.                                                                            800       27,300
--------------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.                                                                         2,300       52,612
--------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                                            2,800       46,550
                                                                                                            --------
                                                                                                             126,462

6                         LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Oil: Domestic--1.9%
Apache Corp.                                                                                      1,200      $   44,325
-----------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                            2,800         242,200
-----------------------------------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                                                        1,000          33,063
-----------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                                     2,800         242,550
-----------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                                                               2,300          56,925
-----------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                                                10,092         813,037
-----------------------------------------------------------------------------------------------------------------------
Murphy Oil Corp.                                                                                  3,100         177,863
-----------------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                                        5,400         116,775
-----------------------------------------------------------------------------------------------------------------------
Texaco, Inc.                                                                                      2,200         119,488
                                                                                                             ----------
                                                                                                              1,846,226
-----------------------------------------------------------------------------------------------------------------------
Oil: International--1.2%
Abraxas Petroleum Corp.(1)                                                                        5,961           5,588
-----------------------------------------------------------------------------------------------------------------------
BP Amoco plc, ADR                                                                                 7,770         460,858
-----------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                                              2,400         145,050
-----------------------------------------------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                                                                34,000         282,600
-----------------------------------------------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                                                                      1,100          76,175
-----------------------------------------------------------------------------------------------------------------------
Total SA, B Shares                                                                                1,700         226,692
                                                                                                             ----------
                                                                                                              1,196,963
-----------------------------------------------------------------------------------------------------------------------
Financial--8.3%
-----------------------------------------------------------------------------------------------------------------------
Banks--2.6%
Argentaria SA                                                                                     6,000         140,876
-----------------------------------------------------------------------------------------------------------------------
Banca Poplare di Brescia                                                                          3,000         265,237
-----------------------------------------------------------------------------------------------------------------------
Banco Popular Espanol SA                                                                          1,800         117,296
-----------------------------------------------------------------------------------------------------------------------
Bank of Scotland                                                                                 13,000         151,001
-----------------------------------------------------------------------------------------------------------------------
Banque Nationale de Paris                                                                         1,800         165,935
-----------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                                                             2,500         194,219
-----------------------------------------------------------------------------------------------------------------------
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)                                                     2,200         162,203
-----------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                 1,200          39,375
-----------------------------------------------------------------------------------------------------------------------
Fuji Bank Ltd. (The)                                                                             16,000         155,414
-----------------------------------------------------------------------------------------------------------------------
Lloyds TSB Group plc                                                                             14,000         175,169
-----------------------------------------------------------------------------------------------------------------------
Nordbanken Holding AB(1)                                                                         25,000         142,154
-----------------------------------------------------------------------------------------------------------------------
Overseas Union Bank Ltd.                                                                         18,272         106,966
-----------------------------------------------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                                                              1,600          29,600
-----------------------------------------------------------------------------------------------------------------------
Sanwa Bank Ltd. (The)                                                                            11,000         133,747
-----------------------------------------------------------------------------------------------------------------------
UnionBanCal Corp.                                                                                 4,700         185,356
-----------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                                    1,900         129,200
-----------------------------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                                                   4,400         177,925
                                                                                                             ----------
                                                                                                              2,471,673
-----------------------------------------------------------------------------------------------------------------------
Diversified Financial--2.1%
AMBAC Financial Group, Inc.                                                                       1,500          78,281
-----------------------------------------------------------------------------------------------------------------------
Cattles plc                                                                                      30,000         158,481
-----------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                                                   5,800         322,263
-----------------------------------------------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                                                            6,700         116,659

                          LifeSpan Balanced Portfolio                          7

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Diversified Financial (continued)
Goldman Sachs Group, Inc. (The)                                                                     600      $   56,513
-----------------------------------------------------------------------------------------------------------------------
ING Groep NV                                                                                      2,500         150,809
-----------------------------------------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                                                            11,000         154,224
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                                                    600          85,650
-----------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                                                        1,800          50,288
-----------------------------------------------------------------------------------------------------------------------
NCO Group, Inc.(1)                                                                                3,900         117,488
-----------------------------------------------------------------------------------------------------------------------
Nomura Securities Co. Ltd.(1)                                                                    14,000         252,666
-----------------------------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                                             1,100          53,694
-----------------------------------------------------------------------------------------------------------------------
Promise Co. Ltd.                                                                                  3,400         172,943
-----------------------------------------------------------------------------------------------------------------------
Reckson Associates Realty Corp., Cl. B                                                            3,211          73,050
-----------------------------------------------------------------------------------------------------------------------
Senior Housing Properties Trust                                                                     730           9,079
-----------------------------------------------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                                                       200,000         176,240
                                                                                                             ----------
                                                                                                              2,028,328
-----------------------------------------------------------------------------------------------------------------------
Insurance--3.1%
ACE Ltd.                                                                                          2,900          48,394
-----------------------------------------------------------------------------------------------------------------------
Advance Paradigm, Inc.(1)                                                                         6,200         133,688
-----------------------------------------------------------------------------------------------------------------------
Aegon NV                                                                                          2,010         191,955
-----------------------------------------------------------------------------------------------------------------------
AEGON NV                                                                                          1,600         154,422
-----------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                    2,200          52,800
-----------------------------------------------------------------------------------------------------------------------
American General Corp.                                                                            3,200         242,800
-----------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                                  875          94,609
-----------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                                                               4,800         162,600
-----------------------------------------------------------------------------------------------------------------------
AXA SA                                                                                            1,300         181,071
-----------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                                       2,500         140,781
-----------------------------------------------------------------------------------------------------------------------
Cigna Corp.                                                                                       1,700         136,956
-----------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                     2,300          41,113
-----------------------------------------------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                                                          900          39,600
-----------------------------------------------------------------------------------------------------------------------
HSB Group, Inc.                                                                                   3,750         126,797
-----------------------------------------------------------------------------------------------------------------------
Irish Life & Permanent plc                                                                        9,127          86,343
-----------------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                                             4,300         293,475
-----------------------------------------------------------------------------------------------------------------------
Lincoln National Corp.                                                                            7,500         300,000
-----------------------------------------------------------------------------------------------------------------------
Manulife Financial Corp.(1)                                                                       2,700          34,256
-----------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                         500          47,844
-----------------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                                                1,200          57,300
-----------------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                               2,400          80,850
-----------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                          2,550          87,338
-----------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                                            5,600         290,500
                                                                                                             ----------
                                                                                                              3,025,492
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
Camden Property Trust                                                                             5,400         147,825
-----------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                                                      9,500         138,938


8                         LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (continued)
Healthcare Realty Trust, Inc.                                                                     5,366      $   83,844
-----------------------------------------------------------------------------------------------------------------------
HRPT Properties Trust                                                                             7,300          65,700
-----------------------------------------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                                                     4,325          23,788
                                                                                                             ----------
                                                                                                                460,095
-----------------------------------------------------------------------------------------------------------------------
Savings & Loans--0.0%
Greenpoint Financial Corp.                                                                        1,100          26,194
-----------------------------------------------------------------------------------------------------------------------
Healthcare--4.0%
-----------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--2.4%
Celgene Corp.(1)                                                                                  3,700         259,000
-----------------------------------------------------------------------------------------------------------------------
Fresenius AG, Preference                                                                            800         146,532
-----------------------------------------------------------------------------------------------------------------------
Gedeon Richter Ltd., GDR(3)                                                                       2,000         131,000
-----------------------------------------------------------------------------------------------------------------------
Glaxo Wellcome plc                                                                                5,000         141,356
-----------------------------------------------------------------------------------------------------------------------
Invitrogen Corp.(1)                                                                               2,200         132,000
-----------------------------------------------------------------------------------------------------------------------
Jones Pharma, Inc.                                                                                4,650         201,984
-----------------------------------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                                                                     7,150         400,847
-----------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                                         100         147,016
-----------------------------------------------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc.(1)                                                                    7,800         141,375
-----------------------------------------------------------------------------------------------------------------------
Sanofi-Synthelabo SA(1)                                                                           4,800         199,702
-----------------------------------------------------------------------------------------------------------------------
Schering AG                                                                                       1,000         121,623
-----------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc                                                                           15,000         191,437
-----------------------------------------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                                                   3,000         148,195
                                                                                                             ----------
                                                                                                              2,362,067
-----------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.6%
ArthroCare Corp.(1)                                                                               5,900         359,900
-----------------------------------------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                                               10,000         175,625
-----------------------------------------------------------------------------------------------------------------------
Molecular Devices Corp.(1)                                                                        4,300         223,600
-----------------------------------------------------------------------------------------------------------------------
Seton School Healthcare Group plc                                                                14,000         177,374
-----------------------------------------------------------------------------------------------------------------------
Terumo Corp.                                                                                      9,000         240,340
-----------------------------------------------------------------------------------------------------------------------
United Healthcare Corp.                                                                           1,800          95,625
-----------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                                                1,500          98,906
-----------------------------------------------------------------------------------------------------------------------
Zoll Medical Corp.(1)                                                                             4,000         152,750
                                                                                                             ----------
                                                                                                              1,524,120
-----------------------------------------------------------------------------------------------------------------------
Technology--16.7%
-----------------------------------------------------------------------------------------------------------------------
Computer Hardware--1.4%
Apple Computer, Inc.(1)                                                                           1,600         164,500
-----------------------------------------------------------------------------------------------------------------------
Digital Lightwave, Inc.(1)                                                                        2,600         166,400
-----------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                                                 500          56,969
-----------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                             2,200         237,600
-----------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                                       2,800         253,400
-----------------------------------------------------------------------------------------------------------------------
SanDisk Corp.(1)                                                                                  3,000         288,750
-----------------------------------------------------------------------------------------------------------------------
Silicon Storage Technology, Inc.(1)                                                               5,000         206,250
                                                                                                             ----------
                                                                                                              1,373,869


                          LifeSpan Balanced Portfolio                          9

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Computer Services--3.7%
Applied Micro Circuits Corp.(1)                                                                   1,800      $  229,050
-----------------------------------------------------------------------------------------------------------------------
Crossroads Systems, Inc. (1)                                                                      1,200         101,400
-----------------------------------------------------------------------------------------------------------------------
Diamond Technology Partners, Inc. (1)                                                             5,300         455,469
-----------------------------------------------------------------------------------------------------------------------
Emulex Corp. (1)                                                                                  2,800         315,000
-----------------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                                  3,600         177,525
-----------------------------------------------------------------------------------------------------------------------
Getronics NV                                                                                      4,000         318,827
-----------------------------------------------------------------------------------------------------------------------
Intraware, Inc. (1)                                                                               4,400         351,725
-----------------------------------------------------------------------------------------------------------------------
MedQuist, Inc. (1)                                                                                4,900         126,481
-----------------------------------------------------------------------------------------------------------------------
Proxicom, Inc. (1)                                                                                2,400         298,350
-----------------------------------------------------------------------------------------------------------------------
QRS Corp. (1)                                                                                     2,100         220,500
-----------------------------------------------------------------------------------------------------------------------
Titan Corp. (The) (1)                                                                             4,000         188,500
-----------------------------------------------------------------------------------------------------------------------
USinternetworking, Inc. (1)                                                                       3,000         209,625
-----------------------------------------------------------------------------------------------------------------------
USWeb Corp. (1)                                                                                   2,700         119,981
-----------------------------------------------------------------------------------------------------------------------
Viant Corp. (1)                                                                                   2,500         247,500
-----------------------------------------------------------------------------------------------------------------------
WebTrends Corp. (1)                                                                               2,300         186,300
                                                                                                             ----------
                                                                                                              3,546,233
-----------------------------------------------------------------------------------------------------------------------
Computer Software--4.3%
Actuate Corp. (1)                                                                                 8,400         360,150
-----------------------------------------------------------------------------------------------------------------------
Advanced Digital Information Corp. (1)                                                            4,300         209,088
-----------------------------------------------------------------------------------------------------------------------
Advent Software, Inc. (1)                                                                         3,650         235,197
-----------------------------------------------------------------------------------------------------------------------
Allaire Corp. (1)                                                                                 1,600         234,100
-----------------------------------------------------------------------------------------------------------------------
Bluestone Software, Inc. (1)                                                                      1,700         195,500
-----------------------------------------------------------------------------------------------------------------------
Brio Technology, Inc. (1)                                                                         2,300          96,600
-----------------------------------------------------------------------------------------------------------------------
Broadbase Software, Inc. (1)                                                                      1,600         180,000
-----------------------------------------------------------------------------------------------------------------------
Cysive, Inc. (1)                                                                                  2,700         194,569
-----------------------------------------------------------------------------------------------------------------------
Dendrite International, Inc. (1)                                                                 11,400         386,175
-----------------------------------------------------------------------------------------------------------------------
Exchange Applications, Inc. (1)                                                                   4,000         223,500
-----------------------------------------------------------------------------------------------------------------------
Great Plains Software, Inc. (1)                                                                   2,800         209,300
-----------------------------------------------------------------------------------------------------------------------
Logica plc                                                                                       16,000         412,793
-----------------------------------------------------------------------------------------------------------------------
Macromedia, Inc. (1)                                                                              2,800         204,750
-----------------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp. (1)                                                                     2,600         280,638
-----------------------------------------------------------------------------------------------------------------------
Micromuse, Inc. (1)                                                                               1,600         272,000
-----------------------------------------------------------------------------------------------------------------------
PC-Tel, Inc. (1)                                                                                  3,000         157,500
-----------------------------------------------------------------------------------------------------------------------
Rare Medium Group, Inc. (1)                                                                       3,100         105,788
-----------------------------------------------------------------------------------------------------------------------
RAVISENT Technologies, Inc. (1)                                                                   3,400         130,688
-----------------------------------------------------------------------------------------------------------------------
Synopsys, Inc. (1)                                                                                1,000          66,750
                                                                                                             ----------
                                                                                                              4,155,086


10                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                                 Shares    Note 1
-----------------------------------------------------------------------------------------------------------------------
Communications Equipment--1.2%
Audiocodes Ltd.(1)                                                                                2,700      $  248,400
-----------------------------------------------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                                                          900          58,725
-----------------------------------------------------------------------------------------------------------------------
Ditech Communications Corp.(1)                                                                    1,500         140,250
-----------------------------------------------------------------------------------------------------------------------
Extreme Networks, Inc.(1)                                                                         2,000         167,000
-----------------------------------------------------------------------------------------------------------------------
Polycom, Inc.(1)                                                                                  3,400         216,538
-----------------------------------------------------------------------------------------------------------------------
Vodafone Group plc                                                                               70,000         346,888
                                                                                                             ----------
                                                                                                              1,177,801
-----------------------------------------------------------------------------------------------------------------------
Electronics--6.1%
ACT Manufacturing, Inc.(1)                                                                        4,200         157,500
-----------------------------------------------------------------------------------------------------------------------
Advanced Energy Industries, Inc.(1)                                                               4,400         216,700
-----------------------------------------------------------------------------------------------------------------------
ANADIGICS, Inc.(1)                                                                                4,900         231,219
-----------------------------------------------------------------------------------------------------------------------
Anaren Microwave, Inc.(1)                                                                         4,600         248,975
-----------------------------------------------------------------------------------------------------------------------
Bowthorpe plc                                                                                    18,000         316,380
-----------------------------------------------------------------------------------------------------------------------
Cognex Corp.(1)                                                                                   5,000         195,000
-----------------------------------------------------------------------------------------------------------------------
Credence Systems Corp.(1)                                                                         3,500         302,750
-----------------------------------------------------------------------------------------------------------------------
Cree, Inc.(1)                                                                                     4,300         367,113
-----------------------------------------------------------------------------------------------------------------------
CTS Corp.                                                                                         2,500         188,438
-----------------------------------------------------------------------------------------------------------------------
Cymer, Inc.(1)                                                                                    4,700         216,200
-----------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                                                                    4,000         129,500
-----------------------------------------------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                                                        1,500          96,656
-----------------------------------------------------------------------------------------------------------------------
DSP Group(1)                                                                                      3,400         316,200
-----------------------------------------------------------------------------------------------------------------------
Electrocomponents plc                                                                            20,000         221,485
-----------------------------------------------------------------------------------------------------------------------
Hoshiden Corp.                                                                                   10,000         641,690
-----------------------------------------------------------------------------------------------------------------------
Hoya Corp.                                                                                        4,000         314,976
-----------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                         900          74,081
-----------------------------------------------------------------------------------------------------------------------
MKS Instruments, Inc.(1)                                                                          3,800         137,275
-----------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                                   3,100         132,719
-----------------------------------------------------------------------------------------------------------------------
NVIDIA Corp.(1)                                                                                   4,200         197,138
-----------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                                                         4,600         314,813
-----------------------------------------------------------------------------------------------------------------------
Sony Corp.                                                                                        1,400         414,947
-----------------------------------------------------------------------------------------------------------------------
Teradyne, Inc. (1)                                                                                2,600         171,600
-----------------------------------------------------------------------------------------------------------------------
TranSwitch Corp. (1)                                                                              3,500         253,969
                                                                                                             ----------
                                                                                                              5,857,324
-----------------------------------------------------------------------------------------------------------------------
Transportation--0.7%
-----------------------------------------------------------------------------------------------------------------------
Air Transportation--0.3%
AHL Services, Inc. (1)                                                                            5,800         121,075
-----------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                                             1,000          49,813
-----------------------------------------------------------------------------------------------------------------------
Japan Airport Terminal Co. Ltd.                                                                  13,000         120,806
                                                                                                             ----------
                                                                                                                291,694
-----------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.4%
GATX Corp.                                                                                        8,600         290,250
-----------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.                                                                               1,500          65,438
                                                                                                             ----------
                                                                                                                355,688


                          LifeSpan Balanced Portfolio                         11

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                                           Market Value
                                                                                               Shares      Note 1
-----------------------------------------------------------------------------------------------------------------------
Utilities--3.2%
-----------------------------------------------------------------------------------------------------------------------
Electric Utilities--2.1%
Carolina Power & Light Co.                                                                        1,900     $    57,831
-----------------------------------------------------------------------------------------------------------------------
CLP Holdings Ltd.                                                                                30,000         138,162
-----------------------------------------------------------------------------------------------------------------------
Conectiv, Inc.                                                                                    7,600         127,775
-----------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                                                                                 7,717         386,815
-----------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                   5,800         248,313
-----------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                                                     5,600         123,550
-----------------------------------------------------------------------------------------------------------------------
Montana Power Co.                                                                                 6,600         238,013
-----------------------------------------------------------------------------------------------------------------------
Peco Energy Co.                                                                                   3,100         107,725
-----------------------------------------------------------------------------------------------------------------------
Potomac Electric Power Co.                                                                        2,800          64,225
-----------------------------------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                                             3,900         135,769
-----------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.                                                                              8,000         183,000
-----------------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                                               3,500         124,469
-----------------------------------------------------------------------------------------------------------------------
Unicom Corp.                                                                                      1,600          53,600
-----------------------------------------------------------------------------------------------------------------------
Western Resources, Inc.                                                                           4,400          74,800
                                                                                                            -----------
                                                                                                              2,064,047
-----------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.1%
El Paso Energy Corp.                                                                             13,800         535,613
-----------------------------------------------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.                                                                  108,000         147,964
-----------------------------------------------------------------------------------------------------------------------
National Fuel Gas Co.                                                                             4,400         204,600
-----------------------------------------------------------------------------------------------------------------------
NICOR, Inc.                                                                                       1,500          48,750
-----------------------------------------------------------------------------------------------------------------------
Questar Corp.                                                                                     8,200         123,000
                                                                                                            -----------
                                                                                                              1,059,927
                                                                                                            -----------
Total Common Stocks (Cost $42,300,110)                                                                       57,968,015

=======================================================================================================================
Preferred Stocks--0.1%
-----------------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Cum., Series D, Non-Vtg.(2) (Cost $100,000)                                   1,000          97,250

                                                                                               Units
=======================================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------------------------
Abraxas Petroleum Corp. Wts., Exp. 11/1/04                                                        5,961             894
-----------------------------------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(2)                                                             600           4,800
-----------------------------------------------------------------------------------------------------------------------
Primestar, Inc., Share APP Rts., Exp. 5/30/00(2)                                                    976           4,882
                                                                                                            -----------
Total Rights, Warrants and Certificates (Cost $894)                                                              10,576

                                                                                               Principal
                                                                                               Amount
=======================================================================================================================
Asset-Backed Securities--0.6%
-----------------------------------------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile Receivables-Backed Nts.,
Series 1998-B, Cl. A3, 5.95%, 11/15/02                                                         $175,000         173,907
-----------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%, 8/25/05                                                            125,000         121,796
-----------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                                                        120,855         118,429
-----------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                                          150,000         149,203
                                                                                                            -----------
Total Asset-Backed Securities (Cost $570,475)                                                                   563,335


12                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                             Principal     Market Value
                                                                                             Amount        Note 1
=======================================================================================================================
Mortgage-Backed Obligations--1.9%
-----------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                          $  350,000      $  341,250
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                                                      125,351         120,805
Series 1843, Cl. VB, 7%, 4/15/03                                                                 50,000          50,000
Series 1849, Cl. VA, 6%, 12/15/10                                                                85,299          84,312
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 10.90%, 10/15/20(4)                                                        882,452          85,210
Series 1583, Cl. IC, 11.374%-33.853%, 1/15/20(4)                                                587,000          49,344
Series 1661, Cl. PK, 19.792%-20.665%, 11/15/06(4)                                               366,274          10,988
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                      86,782          85,164
6.50%, 4/1/26                                                                                   138,138         131,016
7%, 4/1/00                                                                                       11,883          11,868
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%, 7/25/08              77,843          77,210
-----------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                                  248,607         219,162
-----------------------------------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                                                        350,000         341,195
-----------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates,
Series 1999-QS12, Cl. M1, 7%, 9/25/14                                                           247,702         235,085
                                                                                                             ----------
Total Mortgage-Backed Obligations (Cost $1,892,593)                                                           1,842,609

=======================================================================================================================
U.S. Government Obligations--9.6%
-----------------------------------------------------------------------------------------------------------------------
Agency--2.2%
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08                                      175,000         154,064
-----------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.57%, 8/17/00                                                          350,000         348,358
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.125%, 2/13/04                                              1,750,000       1,645,280
                                                                                                             ----------
                                                                                                              2,147,702
-----------------------------------------------------------------------------------------------------------------------
Treasury--7.4%
U.S. Treasury Bonds:
6%, 2/15/26                                                                                     575,000         526,125
7.50%, 11/15/16                                                                               1,310,000       1,401,700
STRIPS, 5.67%, 11/15/18(6)                                                                    1,500,000         417,910
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                                                 500,000         478,594
5.625%, 5/15/08                                                                                 250,000         235,235
5.75%, 8/15/03                                                                                1,000,000         979,375
6.125%, 8/15/07                                                                                 350,000         341,250
6.50%, 8/15/05                                                                                  945,000         945,296
7.50%, 11/15/01                                                                               1,775,000       1,814,384
                                                                                                             ----------
                                                                                                              7,139,869
                                                                                                             ----------
Total U.S. Government Obligations (Cost $9,791,489)                                                           9,287,571


                          LifeSpan Balanced Portfolio                         13

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
=================================================================================================================
Non-Convertible Corporate Bonds and Notes--17.5%
-----------------------------------------------------------------------------------------------------------------
Basic Materials--1.1%
-----------------------------------------------------------------------------------------------------------------
Chemicals--0.5%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                            $125,000     $ 34,375
-----------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                        50,000       56,001
-----------------------------------------------------------------------------------------------------------------
Rexene Corp., 11.75% Sr. Nts., 12/1/04                                                       125,000      131,250
-----------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                                 125,000      125,988
-----------------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(7)                      125,000       32,187
-----------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                           125,000      110,625
                                                                                                         --------
                                                                                                          490,426
-----------------------------------------------------------------------------------------------------------------
Metals--0.3%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(2)                                                 15,000       15,150
-----------------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                                         100,000       94,500
-----------------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts., Series B, 4/15/03(1)(10)          125,000       13,125
-----------------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                         100,000       84,500
-----------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                               50,000       51,750
-----------------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                              75,000       76,500
                                                                                                         --------
                                                                                                          335,525
-----------------------------------------------------------------------------------------------------------------
Paper--0.3%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(8)                                          125,000      137,500
-----------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                               125,000      125,937
                                                                                                         --------
                                                                                                          263,437
-----------------------------------------------------------------------------------------------------------------
Capital Goods--2.5%
-----------------------------------------------------------------------------------------------------------------
Industrial Services--1.8%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(7)                                 100,000       53,000
-----------------------------------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts., Series B, 4/15/08                     125,000      109,375
-----------------------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts., Series B, 4/1/02                       75,000       77,250
-----------------------------------------------------------------------------------------------------------------
Armco, Inc., 9% Sr. Unsec. Nts., 9/15/07                                                      50,000       50,812
-----------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                                   50,000       50,312
-----------------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B, 10/15/04                            125,000       75,625
-----------------------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11                                       50,000       45,625
-----------------------------------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts., Series B, 8/1/07(2)                 50,000       54,250
-----------------------------------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(2)                                  100,000       98,500
-----------------------------------------------------------------------------------------------------------------
Logix Communications Enterprises, Inc., 12.25% Sr. Unsec. Nts., 6/15/08(2)                   100,000       72,500
-----------------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B, 10/15/07(2)                           50,000       40,125
-----------------------------------------------------------------------------------------------------------------
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14%
sr. sec. disc. nts., 12/1/05 and warrants to purchase shares of common stock)(2)(7)(9)       150,000       84,750
-----------------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B, 7/1/08                            125,000      120,625
-----------------------------------------------------------------------------------------------------------------
Production Resource Group LLC/PRG Finance Corp., 11.50% Sr. Unsec. Sub. Nts., 1/15/08         75,000       67,125
-----------------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Timber Collaterized Nts., Series B, Cl. A-1, 1/20/07           189,813      178,944
-----------------------------------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/08                                125,000      100,625
-----------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                         125,000      126,215


14                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Industrial Services (continued)
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs., 6/1/08(7)                             $ 50,000     $   23,125
-------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01                                     175,000        172,046
-------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                               120,000        113,300
                                                                                                         ----------
                                                                                                          1,714,129
-------------------------------------------------------------------------------------------------------------------
Manufacturing--0.7%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                                      125,000        118,453
-------------------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07(2)                               125,000        125,625
-------------------------------------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                                            125,000        125,625
-------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                                 100,000         82,625
-------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc./USI American Holdings, Inc./USI Global Corp., 7.125%
Sr. Unsec. Nts., 10/15/03                                                                    225,000        219,090
                                                                                                         ----------
                                                                                                            671,418
-------------------------------------------------------------------------------------------------------------------
Communication Services--3.3%
-------------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--2.7%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                                175,000        173,220
-------------------------------------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts., 8/15/06                                   125,000        123,125
-------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(7)                        125,000        119,687
-------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07(7)                       125,000        103,125
-------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts., 11/1/05(7)                              100,000         53,625
-------------------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                         125,000        129,687
-------------------------------------------------------------------------------------------------------------------
Galaxy Telecom LP, 12.375% Sr. Sub. Nts., 10/1/05                                            100,000        106,500
-------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.125% Sr. Nts., 11/15/06(3)                                   50,000         49,687
-------------------------------------------------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts., 5/1/05                                                    100,000        101,500
-------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(7)                                   125,000         93,125
-------------------------------------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Unsec. Nts., 1/15/09                                   125,000        124,062
-------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(7)                                    125,000         81,875
-------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series B, 2/1/06(7)        200,000        182,000
-------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 9% Sr. Sub. Nts., 4/15/08(2)                                        50,000         50,750
-------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                                 125,000        118,437
-------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Nts., 12/15/09                                        50,000         51,500
-------------------------------------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08                                                100,000        105,000
-------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(7)               125,000        101,875
-------------------------------------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08                                       100,000         88,000
-------------------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)                                                            75,000         70,313
9.625% Sr. Debs., 10/1/06                                                                     75,000         76,125
-------------------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                                     125,000        121,250
-------------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                              50,000         51,750
-------------------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                          200,000        195,063
-------------------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts., 10/15/05(7)                              50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(3)                                               100,000        103,500
                                                                                                         ----------
                                                                                                          2,623,531


                          LifeSpan Balanced Portfolio                         15

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.6%
Clearnet Communications, Inc., 0%/14.75% Sr. Disc. Nts., 12/15/05(7)                        $ 50,000     $   49,313
-------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B, 6/1/06(7)               125,000        110,938
-------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts., 8/15/04                                   150,000        155,250
-------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                100,000        102,750
-------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06                      100,000        110,564
-------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                          50,000         52,750
                                                                                                         ----------
                                                                                                            581,565
-------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.4%
-------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                   85,000         84,794
-------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                          125,000         49,063
-------------------------------------------------------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc., 10% Sr. Sub. Nts., Series B, 1/15/07                   50,000         49,250
-------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(2)                  125,000        118,125
                                                                                                         ----------
                                                                                                            301,232
-------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.0%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                                  100,000         91,750
-------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B, 8/1/04                               50,000         51,000
-------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Unsec. Sub. Nts., Series D, 10/15/07           125,000        121,875
-------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                      200,000        226,750
-------------------------------------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts., 6/1/03                               125,000         88,125
-------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                                50,000         48,750
-------------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                           100,000         71,500
-------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                                 100,000        103,750
-------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                                      125,000        116,250
-------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                           50,000         50,000
-------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                     100,000         98,500
-------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                                  100,000         92,500
-------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.125% Sr. Nts., 1/1/06                                     125,000        121,875
-------------------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 7.875% Sr. Unsec. Sub. Nts., 12/15/05                        100,000         96,250
-------------------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 8.50% Sr. Nts., 11/15/06                                     125,000        123,397
-------------------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05(2)                                    125,000        131,875
-------------------------------------------------------------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr. Sub. Nts., 4/1/07                                         125,000        124,375
-------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                     100,000         97,500
-------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                          125,000        126,250
                                                                                                         ----------
                                                                                                          1,982,272
-------------------------------------------------------------------------------------------------------------------
Media--0.4%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 3/15/07                  125,000        124,375
-------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(2)                                      100,000         98,500
-------------------------------------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06(2)                                   125,000        124,063
-------------------------------------------------------------------------------------------------------------------
TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                           50,000         50,125
                                                                                                         ----------
                                                                                                            397,063

16                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
-------------------------------------------------------------------------------------------------------------------
Retail: General--0.3%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(5)                          $200,000     $  195,995
-------------------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                             90,000         89,227
                                                                                                         ----------
                                                                                                            285,222
-------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.3%
K Mart Corp., 7.75% Debs., 10/1/12                                                           125,000        111,224
-------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                           150,000        146,250
                                                                                                         ----------
                                                                                                            257,474
-------------------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.1%
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                                 125,000        113,125
-------------------------------------------------------------------------------------------------------------------
Consumer Staples--2.5%
-------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09                                                                50,000         45,125
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                                    125,000        130,313
-------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                        125,000        120,625
-------------------------------------------------------------------------------------------------------------------
Century Communications Corp.:
9.75% Sr. Nts., 2/15/02                                                                      100,000        101,000
Zero Coupon Sr. Disc. Nts., Series B, 8.50%, 1/15/08(6)                                       50,000         22,188
-------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(7)                                                     50,000         29,563
8.625% Sr. Unsec. Nts., 4/1/09                                                               100,000         92,875
-------------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 9.375% Sr. Sub. Nts., Series B, 8/1/09                                  100,000         98,750
-------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                               125,000        130,469
-------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                             50,000         53,000
-------------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(7)                           200,000         79,000
-------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                           125,000        126,250
-------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(7)                     175,000        131,906
-------------------------------------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub. Nts., Series B, 7/1/08          125,000        120,313
-------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04                                  100,000        101,750
-------------------------------------------------------------------------------------------------------------------
RCN Corp., 0%/11.125% Sr. Unsec. Nts., 10/15/07(7)                                            50,000         35,375
-------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                   125,000        124,375
-------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts., Series B, 2/15/08(7)          100,000         64,500
                                                                                                         ----------
                                                                                                          1,607,377
-------------------------------------------------------------------------------------------------------------------
Entertainment--0.1%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                              125,000        120,316
-------------------------------------------------------------------------------------------------------------------
Food--0.5%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                125,000         69,375
-------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                           115,000        114,327
-------------------------------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08                                        50,000         38,750
-------------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                                            175,000        174,315
-------------------------------------------------------------------------------------------------------------------
Premier International Foods plc, 12% Sr. Nts., 9/1/09(3)                                      50,000         49,250
                                                                                                         ----------
                                                                                                            446,017

                          LifeSpan Balanced Portfolio                         17

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                               Principal   Market Value
                                                                                               Amount      Note 1
-----------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.1%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub. Nts., 9/15/07(2)(10)                   $ 50,000      $      500
-----------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., 9.625% Sr. Sub. Nts., 5/1/03                                              50,000          37,750
-----------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 10.75% Sr. Nts., 8/15/06                                        100,000         101,750
                                                                                                             ----------
                                                                                                                140,000
-----------------------------------------------------------------------------------------------------------------------
Household Goods--0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                       50,000          49,136
-----------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08                             125,000          63,125
                                                                                                             ----------
                                                                                                                112,261
-----------------------------------------------------------------------------------------------------------------------
Energy--0.7%
-----------------------------------------------------------------------------------------------------------------------
Energy Services--0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                          50,000          51,183
-----------------------------------------------------------------------------------------------------------------------
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05                                          50,000          38,000
-----------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                              75,000          65,474
-----------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                           50,000          47,216
-----------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                 125,000         122,194
-----------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                                75,000          34,875
-----------------------------------------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B, 10/15/04                                  125,000          70,625
-----------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                              50,000          46,507
                                                                                                             ----------
                                                                                                                476,074
-----------------------------------------------------------------------------------------------------------------------
Oil: Domestic--0.1%
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                                    50,000          49,500
-----------------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                                50,000          48,613
                                                                                                             ----------
                                                                                                                 98,113
-----------------------------------------------------------------------------------------------------------------------
Oil: International--0.1%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd., 11.50% Sr. Unsec. Nts., 11/1/04         70,000          64,050
-----------------------------------------------------------------------------------------------------------------------
Financial--2.2%
-----------------------------------------------------------------------------------------------------------------------
Banks--0.2%
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                         85,000          88,241
-----------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                               105,000         105,022
-----------------------------------------------------------------------------------------------------------------------
Sovereign Bankcorp, 10.50% Sr. Unsec. Nts., 11/15/06                                             50,000          51,250
                                                                                                             ----------
                                                                                                                244,513
-----------------------------------------------------------------------------------------------------------------------
Diversified Financial--1.2%
American General Institutional Capital B, 8.125% Bonds, Series B, 3/15/46(3)                    125,000         125,171
-----------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                                 40,000          39,151
-----------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                               100,000          90,816
-----------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series D, 3/1/01                          220,000         217,730
-----------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01                                   200,000         197,141
-----------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                           175,000         172,603
-----------------------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                                                  200,000         192,837
-----------------------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50%
sr. nts., 3/15/07 and one warrant to purchase 6.84 shares of common stock)(2)(9)                125,000         130,000
                                                                                                             ----------
                                                                                                              1,165,449

18                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                            Principal    Market Value
                                                                                            Amount       Note 1
--------------------------------------------------------------------------------------------------------------------
Insurance--0.3%
Aetna Industries, Inc., 11.875% Sr. Nts., 10/1/06                                           $100,000     $    97,625
--------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                                                           175,000         170,721
                                                                                                         -----------
                                                                                                             268,346
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                                 280,000         280,584
--------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                     60,000          58,864
--------------------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                                        175,000         167,087
                                                                                                         -----------
                                                                                                             506,535
--------------------------------------------------------------------------------------------------------------------
Healthcare--0.6%
--------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.6%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                          145,000         141,186
--------------------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                                      100,000          98,000
--------------------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(3)                                        125,000         120,000
--------------------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts., 8/15/06                               100,000          55,500
--------------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                                              75,000          75,563
--------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                                  75,000          72,188
                                                                                                         -----------
                                                                                                             562,437
--------------------------------------------------------------------------------------------------------------------
Technology--0.1%
--------------------------------------------------------------------------------------------------------------------
Computer Services--0.1%
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08                       100,000          96,375
--------------------------------------------------------------------------------------------------------------------
Transportation--0.4%
--------------------------------------------------------------------------------------------------------------------
Air Transportation--0.1%
Canadian Airlines Corp., 12.25% Sr. Nts., 8/1/06                                              75,000          40,875
--------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06                                      125,000          51,250
                                                                                                         -----------
                                                                                                              92,125
--------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.3%
CSX Corp., 7.05% Debs., 5/1/02                                                                70,000          69,676
--------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                   75,000          73,428
--------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                                        105,000         105,338
                                                                                                         -----------
                                                                                                             248,442
--------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
--------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.1%
AES Corp. (The), 8% Sr. Nts., 12/31/08                                                       100,000          92,000
--------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                    200,000         198,030
--------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                              125,000         118,155
--------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                                                225,000         219,540
                                                                                                         -----------
                                                                                                             535,725
                                                                                                         -----------
Total Non-Convertible Corporate Bonds and Notes (Cost $18,265,485)                                        16,892,574

                          LifeSpan Balanced Portfolio                         19

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                                             Principal     Market Value
                                                                                             Amount        Note 1
=======================================================================================================================
Repurchase Agreements--9.4%
-----------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3%, dated 12/31/99, to be repurchased at $9,139,284 on 1/3/00, collateralized by U.S. Treasury Nts.,
7.25%, 8/15/04, with a value of $9,325,259 (Cost $9,137,000)                                 $9,137,000     $ 9,137,000
-----------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $82,058,046)                                                     99.1%     95,798,930
-----------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                     0.9         830,164
                                                                                             ----------     -----------

Net Assets                                                                                        100.0%    $96,629,094
                                                                                             ==========     ===========


1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $578,608 or 0.60% of the Fund's net assets as of December 31, 1999.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents the current interest rate for a variable or increasing rate security.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Interest or dividend is paid-in-kind.
9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
10. Issuer is in default.

See accompanying Notes to Financial Statements.


20                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------

=======================================================================================
Assets
Investments, at value (cost $82,058,046)--see accompanying statement        $95,798,930
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest dividends and principal paydowns                                       641,313
Investments sold                                                                452,155
Other                                                                             2,773
                                                                            -----------
Total assets                                                                 96,895,171
=======================================================================================
Liabilities
Bank overdraft                                                                    5,382
---------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                210,900
Investments purchased                                                            20,534
Shareholder reports                                                              15,202
Directors' compensation                                                           1,353
Transfer and shareholder servicing agent fees                                       185
Other                                                                            12,521
                                                                            -----------
Total liabilities                                                               266,077
=======================================================================================
Net Assets                                                                  $96,629,094
                                                                            ===========
=======================================================================================
Composition of Net Assets
---------------------------------------------------------------------------------------
Par value of shares of capital stock                                        $    66,979
---------------------------------------------------------------------------------------
Additional paid-in capital                                                   73,569,452
---------------------------------------------------------------------------------------
Undistributed net investment income                                           2,937,258
---------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                 6,266,683
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                     13,788,722
                                                                            -----------
Net assets--applicable to 66,978,661 shares of capital stock outstanding    $96,629,094
                                                                            ===========
=======================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share          $1.44

See accompanying Notes to Financial Statements.

                          LifeSpan Balanced Portfolio                         21

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

========================================================================================
Investment Income
Interest                                                                     $ 2,919,491
----------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $14,978)                          711,600
                                                                             -----------
Total income                                                                   3,631,091
========================================================================================
Expenses
Management fees                                                                  736,934
----------------------------------------------------------------------------------------
Accounting service fees                                                           15,000
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        3,947
----------------------------------------------------------------------------------------
Directors' compensation                                                            3,918
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                      2,119
----------------------------------------------------------------------------------------
Other                                                                             27,315
                                                                             -----------
Total expenses                                                                   789,233
Less expenses paid indirectly                                                     (3,216)
                                                                             -----------
Net expenses                                                                     786,017
========================================================================================
Net Investment Income                                                          2,845,074
========================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                                    7,378,289
Foreign currency transactions                                                    (59,198)
                                                                             -----------
Net realized gain                                                              7,319,091
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                    3,779,741
Translation of assets and liabilities denominated in foreign currencies         (224,762)
                                                                             -----------
Net change                                                                     3,554,979
                                                                             -----------
Net realized and unrealized gain                                              10,874,070
========================================================================================
Net Increase in Net Assets Resulting from Operations                         $13,719,144
                                                                             ===========

See accompanying Notes to Financial Statements.


22                            LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                    Year Ended December 31,
                                                                                    1999             1998
================================================================================================================
Operations
Net investment income                                                               $ 2,845,074      $ 2,627,566
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              7,319,091         (948,884)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 3,554,979        2,762,286
                                                                                    -----------      -----------
Net increase in net assets resulting from operations                                 13,719,144        4,440,968
================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                 (2,600,510)      (1,965,841)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                         --       (2,467,048)
================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions        (362,950)      17,172,548
================================================================================================================
Net Assets
Total increase                                                                       10,755,684       17,180,627
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  85,873,410       68,692,783
                                                                                    -----------      -----------
End of period (including undistributed net investment
income of $2,937,258 and $2,595,467, respectively)                                  $96,629,094      $85,873,410
                                                                                    ===========      ===========

See accompanying Notes to Financial Statements.


                          LifeSpan Balanced Portfolio                         23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                           Year Ended December 31,
                                                           1999           1998           1997           1996(1)        1995(2)
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                         $1.28          $1.28          $1.18          $1.05          $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .04            .04            .04            .03            .01
Net realized and unrealized gain                               .16            .04            .10            .11            .05
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                        .20            .08            .14            .14            .06
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.04)          (.04)          (.03)          (.01)          (.01)
Distributions from net realized gain                            --           (.04)          (.01)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.04)          (.08)          (.04)          (.01)          (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.44          $1.28          $1.28          $1.18          $1.05
                                                             =====          =====          =====          =====          =====
==============================================================================================================================
Total Return, at Net Asset Value(3)                          16.11%          6.17%         12.20%         13.38%          6.08%
==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $96,629        $85,873        $68,693        $51,336        $35,467
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $86,728        $76,384        $59,388        $41,847        $33,925(4)
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                         3.28%          3.44%          3.44%          3.34%          3.08%
Expenses                                                      0.91%          0.93%(6)       0.97%(6)       1.17%(6)       1.50%(6)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                      73%            58%            57%            70%            40%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999 were $58,110,807 and $57,401,150, respectively.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds, with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $13,625, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $97,227. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                       Year Ended December 31, 1999              Year Ended December 31, 1998
                                                       --------------------------------          -------------------------------
                                                       Shares               Amount               Shares             Amount
--------------------------------------------------------------------------------------------------------------------------------
Sold                                                    5,787,975           $ 7,373,964          14,229,457          $17,733,908
Dividends and/or distributions reinvested               2,131,566             2,600,510           3,436,348            4,432,889
Redeemed                                               (8,095,447)          (10,337,424)         (4,001,987)          (4,994,249)
                                                       ----------           -----------          ----------          -----------
Net increase (decrease)                                  (175,906)          $  (362,950)         13,663,818          $17,172,548
                                                       ==========           ===========          ==========          ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $13,740,884 was composed of gross appreciation of $18,486,337, and gross depreciation of $4,745,453.


26                        LifeSpan Balanced Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the Fund's first $250 million of average daily net assets and 0.75% of average daily net assets over $250 million. The Fund's management fee for the year ended December 31, 1999, was 0.85% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $1,370,074, which represents 1.42% of the Fund's net assets.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of LifeSpan Capital Appreciation
Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of LifeSpan Capital Appreciation Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of LifeSpan Capital Appreciation Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
January 24, 2000

--------------------------------------------------------------------------------
Statement of Investments  December 31, 1999
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
==============================================================================
Common Stocks--77.8%
------------------------------------------------------------------------------
Basic Materials--2.1%
------------------------------------------------------------------------------
Chemicals--0.9%
Dexter Corp.                                               6,000      $238,500
------------------------------------------------------------------------------
Dow Chemical Co.                                           1,300       173,712
------------------------------------------------------------------------------
Ethyl Corp.                                               16,200        63,787
------------------------------------------------------------------------------
Fuji Photo Film Co.                                        4,000       145,945
------------------------------------------------------------------------------
IMC Global, Inc.                                           2,834        46,407
------------------------------------------------------------------------------
Rohm & Haas Co.                                            2,300        93,581
                                                                      --------
                                                                       761,932
------------------------------------------------------------------------------
Metals--0.4%
Broken Hill Proprietary Co. Ltd.(1)                       15,000       197,110
------------------------------------------------------------------------------
Carpenter Technology Corp.                                 4,300       117,981
                                                                      --------
                                                                       315,091
------------------------------------------------------------------------------
Paper--0.8%
Buhrmann NV                                               10,000       150,457
------------------------------------------------------------------------------
Georgia Pacific Group                                      1,600        81,200
------------------------------------------------------------------------------
Georgia Pacific Group/Timber Group                         2,300        56,637
------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                    2,800        39,900
------------------------------------------------------------------------------
Weyerhaeuser Co.                                           4,700       337,519
                                                                      --------
                                                                       665,713

------------------------------------------------------------------------------
Capital Goods--10.1%
------------------------------------------------------------------------------
Aerospace/Defense--1.0%
General Dynamics Corp.                                    11,700       617,175
------------------------------------------------------------------------------
Northrop Grumman Corp.                                     3,200       173,000
                                                                      --------
                                                                       790,175
------------------------------------------------------------------------------
Electrical Equipment--1.1%
Amphenol Corp., Cl. A(1)                                   2,400       159,750
------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                      1,500        43,500
------------------------------------------------------------------------------
Kemet Corp.(1)                                             4,500       202,781
------------------------------------------------------------------------------
Power Integrations, Inc.(1)                                4,600       220,512
------------------------------------------------------------------------------
Rockwell International Corp.                                 800        38,300
------------------------------------------------------------------------------
SPX Corp.(1)                                               2,400       193,950
                                                                      --------
                                                                       858,793


6                    LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Industrial Services--3.5%
Capita Group plc                                          16,000      $  290,790
--------------------------------------------------------------------------------
Forrester Research, Inc.(1)                                3,700         254,837
--------------------------------------------------------------------------------
Hays plc                                                  19,000         302,648
--------------------------------------------------------------------------------
Mobile Mini, Inc.(1)                                       5,400         116,100
--------------------------------------------------------------------------------
New England Business Service, Inc.                         6,300         153,956
--------------------------------------------------------------------------------
Professional Detailing, Inc.(1)                            4,500         134,719
--------------------------------------------------------------------------------
Quanta Services, Inc.(1)                                   3,400          96,050
--------------------------------------------------------------------------------
Secom Co. Ltd.                                             4,000         440,184
--------------------------------------------------------------------------------
Securitas AB, B Shares                                     8,950         161,953
--------------------------------------------------------------------------------
Source Information Management Co. (The)(1)                 6,700         112,225
--------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                        8,143         125,199
--------------------------------------------------------------------------------
United Rentals, Inc.(1)                                    5,300          90,762
--------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                           1,200          50,700
--------------------------------------------------------------------------------
Waste Connections, Inc.(1)                                 6,000          86,625
--------------------------------------------------------------------------------
Whittman-Hart, Inc.(1)                                     4,400         235,950
--------------------------------------------------------------------------------
Zomax, Inc.(1)                                             4,200         190,050
                                                                      ----------
                                                                       2,842,748
--------------------------------------------------------------------------------
Manufacturing--4.5%
Asyst Technologies, Inc.(1)                                5,000         327,812
--------------------------------------------------------------------------------
Atlas Copco AB, B Shares                                   5,142         146,215
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                         800          58,300
--------------------------------------------------------------------------------
Ball Corp.                                                 1,100          43,312
--------------------------------------------------------------------------------
BBA Group plc                                             21,000         169,628
--------------------------------------------------------------------------------
Brambles Industries Ltd.                                   6,000         166,049
--------------------------------------------------------------------------------
Briggs & Stratton Corp.                                    1,900         101,887
--------------------------------------------------------------------------------
Cooper Industries, Inc.                                    1,900          76,831
--------------------------------------------------------------------------------
Crane Co.                                                  2,300          45,712
--------------------------------------------------------------------------------
Dover Corp.                                                2,700         122,512
--------------------------------------------------------------------------------
Eaton Corp.                                                  500          36,312
--------------------------------------------------------------------------------
Honeywell International, Inc.                              4,525         261,036
--------------------------------------------------------------------------------
Mannesmann AG                                              2,000         487,097
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                      1,800          41,400
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                       3,900         381,712
--------------------------------------------------------------------------------
NetOptix Corp.(1)                                          4,000         267,000
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                      1,600          82,100
--------------------------------------------------------------------------------
PRI Automation, Inc.(1)                                    4,300         288,637
--------------------------------------------------------------------------------
RadiSys Corp.(1)                                           4,500         229,500
--------------------------------------------------------------------------------
ROHN Industries, Inc.(1)                                  12,000          34,500
--------------------------------------------------------------------------------
Textron, Inc.                                                900          69,019
--------------------------------------------------------------------------------
United Technologies Corp.                                  3,300         214,500
                                                                      ----------
                                                                       3,651,071


                     LifeSpan Capital Appreciation Portfolio                   7

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Communication Services--7.2%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--4.6%
ADC Telecommunications, Inc.(1)                            1,200      $   87,075
--------------------------------------------------------------------------------
ALLTELL Corp.                                              8,400         694,575
--------------------------------------------------------------------------------
Asia Satellite Telecommunications Holdings Ltd.           64,000         202,123
--------------------------------------------------------------------------------
AT&T Corp.                                                 4,900         248,675
--------------------------------------------------------------------------------
China Telecom (Hong Kong) Ltd.(1)                         52,000         325,105
--------------------------------------------------------------------------------
e.spire Communications, Inc.(1)                            1,416           8,230
--------------------------------------------------------------------------------
Ericsson LM, B Shares                                      7,000         449,915
--------------------------------------------------------------------------------
KPN NV                                                     3,000         292,560
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                       1,400          58,275
--------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                    2,000         528,221
--------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B(1)                 429          14,103
--------------------------------------------------------------------------------
Nippon Comsys Corp.                                        9,000         186,638
--------------------------------------------------------------------------------
Nokia Oyj                                                  2,400         434,765
--------------------------------------------------------------------------------
Tut Systems, Inc.(1)                                       3,000         160,875
                                                                      ----------
                                                                       3,691,135
--------------------------------------------------------------------------------
Telephone Utilities--1.4%
BellSouth Corp.                                            6,600         308,962
--------------------------------------------------------------------------------
Energis plc(1)                                             5,000         240,225
--------------------------------------------------------------------------------
Hellenic Telecommunication Organization SA                 6,900         163,970
--------------------------------------------------------------------------------
Telefonica SA(1)                                          15,627         390,030
                                                                      ----------
                                                                       1,103,187
--------------------------------------------------------------------------------
Telecommunications: Wireless--1.2%
NTT Mobile Communications Network, Inc.                       12         461,313
--------------------------------------------------------------------------------
Price Communications Corp.                                 6,731         187,206
--------------------------------------------------------------------------------
Proxim, Inc.(1)                                            2,700         297,000
                                                                      ----------
                                                                         945,519

--------------------------------------------------------------------------------
Consumer Cyclicals--7.2%
--------------------------------------------------------------------------------
Autos & Housing--1.6%
Bridgestone Corp.                                          7,000         154,064
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.(1)                            12,000         152,441
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                   2,000          31,125
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                1,600          51,300
--------------------------------------------------------------------------------
Fortune Brands, Inc.                                       1,300          42,981
--------------------------------------------------------------------------------
Genuine Parts Co.                                          5,800         143,912
--------------------------------------------------------------------------------
Lafarge SA                                                 1,700         197,778
--------------------------------------------------------------------------------
Masco Corp.                                                3,200          81,200
--------------------------------------------------------------------------------
Overseas Union Enterprise Ltd.                            20,000          67,247
--------------------------------------------------------------------------------
Stanley Works (The)                                        7,500         225,937
--------------------------------------------------------------------------------
USG Corp.                                                  1,100          51,837
--------------------------------------------------------------------------------
Vulcan Materials Co.                                       1,500          59,906
                                                                      ----------
                                                                       1,259,728


8                    LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Consumer Services--0.1%
Harte-Hanks, Inc.                                          1,300      $   28,275
--------------------------------------------------------------------------------
Young & Rubicam, Inc.                                      1,200          84,900
                                                                      ----------
                                                                         113,175
--------------------------------------------------------------------------------
Leisure & Entertainment--0.2%
MGM Grand, Inc.                                            1,100          55,344
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                    4,600          70,437
                                                                      ----------
                                                                         125,781
--------------------------------------------------------------------------------
Media--1.5%
Central Newspapers, Inc., Cl. A                              900          35,437
--------------------------------------------------------------------------------
Deluxe Corp.                                               5,300         145,419
--------------------------------------------------------------------------------
Gannett Co., Inc.                                          2,500         203,906
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                        1,500          89,250
--------------------------------------------------------------------------------
Modern Times Group, Cl. B(1)                               4,000         198,343
--------------------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.                     7,400         262,700
--------------------------------------------------------------------------------
VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit                           5,000         262,570
                                                                      ----------
                                                                       1,197,625
--------------------------------------------------------------------------------
Retail: General--0.9%
Family Dollar Stores, Inc.                                 2,100          34,256
--------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                       2,800         141,575
--------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.                                        2,000         217,157
--------------------------------------------------------------------------------
May Department Stores Co.                                  1,600          51,600
--------------------------------------------------------------------------------
Nordstrom, Inc.                                            2,000          52,375
--------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                               1,000         263,677
                                                                      ----------
                                                                         760,640
--------------------------------------------------------------------------------
Retail: Specialty--2.4%
Ann Taylor Stores Corp.(1)                                 3,200         110,200
--------------------------------------------------------------------------------
Brown Shoe Co., Inc.                                       9,700         137,012
--------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                     2,400         108,150
--------------------------------------------------------------------------------
Gap, Inc.                                                  3,400         156,400
--------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                               6,950         282,344
--------------------------------------------------------------------------------
Kingfisher plc                                            15,000         166,477
--------------------------------------------------------------------------------
Pacific Sunware of California, Inc.(1)                     4,200         133,875
--------------------------------------------------------------------------------
PC Connection, Inc.(1)                                     7,100         244,950
--------------------------------------------------------------------------------
Ross Stores, Inc.                                          1,800          32,287
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                       8,500         178,500
--------------------------------------------------------------------------------
TJX Cos., Inc.                                             1,100          22,481
--------------------------------------------------------------------------------
Urban Outfitters, Inc.(1)                                  5,600         163,100
--------------------------------------------------------------------------------
Whitehall Jewellers, Inc.                                  5,700         210,187
                                                                      ----------
                                                                       1,945,963


                     LifeSpan Capital Appreciation Portfolio                   9

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.5%
bebe stores, inc.(1)                                       4,700        $126,900
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                               3,300          89,512
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                        1,200          45,150
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                      5,000          77,187
--------------------------------------------------------------------------------
WestPoint Stevens, Inc.                                    1,600          28,000
                                                                        --------
                                                                         366,749

--------------------------------------------------------------------------------
Consumer Staples--3.8%
--------------------------------------------------------------------------------
Beverages--0.3%
Adolph Coors Co., Cl. B                                    1,100          57,750
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                  2,700         191,362
                                                                        --------
                                                                         249,112
--------------------------------------------------------------------------------
Broadcasting--0.3%
Citadel Communications Corp.(1)                            3,800         246,525
--------------------------------------------------------------------------------
Entertainment--0.5%
Brinker International, Inc.(1)                             1,500          36,000
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                                   1,400          25,375
--------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                         7,100         176,612
--------------------------------------------------------------------------------
Piccadilly Cafeterias, Inc.                                9,300          37,200
--------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                            76,000          88,480
                                                                        --------
                                                                         363,667
--------------------------------------------------------------------------------
Food--0.7%
Flowers Industries, Inc.                                   3,300          52,594
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                           1,600          63,700
--------------------------------------------------------------------------------
Hormel Foods Corp.                                           400          16,250
--------------------------------------------------------------------------------
IBP, Inc.                                                  4,200          75,600
--------------------------------------------------------------------------------
International Home Foods, Inc.(1)                          2,700          46,912
--------------------------------------------------------------------------------
Keebler Foods Co.(1)                                       1,400          39,375
--------------------------------------------------------------------------------
Kerry Group plc, Cl. A                                    10,000         119,762
--------------------------------------------------------------------------------
Sara Lee Corp.                                             5,200         114,725
                                                                        --------
                                                                         528,918
--------------------------------------------------------------------------------
Food & Drug Retailers--1.0%
Albertson's, Inc.                                          1,300          41,925
--------------------------------------------------------------------------------
Colruyt NV                                                 3,000         172,094
--------------------------------------------------------------------------------
Express Scripts, Inc., Cl. A(1)                            2,700         172,800
--------------------------------------------------------------------------------
Koninklijke Ahold NV                                       6,000         177,469
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                            6,000         120,000
--------------------------------------------------------------------------------
William Morrison Supermarkets plc                         68,000         146,106
                                                                        --------
                                                                         830,394


10                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Household Goods--0.8%
Blyth Industries, Inc.(1)                                  4,100      $  100,706
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                       6,400         417,600
--------------------------------------------------------------------------------
L'OREAL                                                      200         160,319
                                                                      ----------
                                                                         678,625
--------------------------------------------------------------------------------
Tobacco--0.2%
UST, Inc.                                                  5,100         128,456

--------------------------------------------------------------------------------
Energy--4.5%
--------------------------------------------------------------------------------
Energy Services--0.2%
Anadarko Petroleum Corp.                                   1,000          34,125
--------------------------------------------------------------------------------
ENSCO International, Inc.                                  2,500          57,187
--------------------------------------------------------------------------------
Global Marine, Inc.(1)                                     3,000          49,875
                                                                      ----------
                                                                         141,187
--------------------------------------------------------------------------------
Oil: Domestic--2.7%
Apache Corp.                                               1,200          44,325
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                     3,700         320,050
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                 1,000          33,062
--------------------------------------------------------------------------------
Chevron Corp.                                              3,300         285,862
--------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                        2,500          61,875
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                         11,520         928,080
--------------------------------------------------------------------------------
Murphy Oil Corp.                                           3,700         212,288
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                 6,200         134,075
--------------------------------------------------------------------------------
Texaco, Inc.                                               2,300         124,919
                                                                      ----------
                                                                       2,144,536
--------------------------------------------------------------------------------
Oil: International--1.6%
Abraxas Petroleum Corp.(1)                                 2,980           2,794
--------------------------------------------------------------------------------
BP Amoco plc, ADR                                          9,228         547,336
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                       2,600         157,138
--------------------------------------------------------------------------------
Shell Transport & Trading Co. plc                         30,000         249,353
--------------------------------------------------------------------------------
Total Fina SA, Sponsored ADR                               1,100          76,175
--------------------------------------------------------------------------------
Total SA, B Shares                                         1,800         240,026
                                                                      ----------
                                                                       1,272,822


                     LifeSpan Capital Appreciation Portfolio                  11

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Financial--10.8%
--------------------------------------------------------------------------------
Banks--3.3%
Argentaria SA                                              6,000      $  140,876
--------------------------------------------------------------------------------
Banca Poplare di Brescia                                   3,000         265,237
--------------------------------------------------------------------------------
Banco Popular Espanol SA                                   2,400         156,395
--------------------------------------------------------------------------------
Bank of Scotland                                          15,000         174,232
--------------------------------------------------------------------------------
Banque Nationale de Paris                                  1,800         165,935
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                      2,700         209,756
--------------------------------------------------------------------------------
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)              2,200         162,203
--------------------------------------------------------------------------------
First Union Corp.                                          1,500          49,219
--------------------------------------------------------------------------------
Fuji Bank Ltd. (The)                                      17,000         165,128
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                      16,000         200,193
--------------------------------------------------------------------------------
Nordbanken Holding AB(1)                                  28,000         159,212
--------------------------------------------------------------------------------
Overseas Union Bank Ltd.                                  19,414         113,651
--------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                       1,600          29,600
--------------------------------------------------------------------------------
Sanwa Bank Ltd. (The)                                     13,000         158,065
--------------------------------------------------------------------------------
UnionBanCal Corp.                                          5,200         205,075
--------------------------------------------------------------------------------
Wachovia Corp.                                             1,900         129,200
--------------------------------------------------------------------------------
Wells Fargo Co.                                            4,700         190,056
                                                                      ----------
                                                                       2,674,033
--------------------------------------------------------------------------------
Diversified Financial--2.7%
AMBAC Financial Group, Inc.                                1,600          83,500
--------------------------------------------------------------------------------
Cattles plc                                               30,000         158,481
--------------------------------------------------------------------------------
Citigroup, Inc.                                            6,300         350,044
--------------------------------------------------------------------------------
Credit Saison Co. Ltd.                                     7,300         127,106
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                              600          56,513
--------------------------------------------------------------------------------
ING Groep NV                                               3,000         180,971
--------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                     12,000         168,245
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                             700          99,925
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A                 2,100          58,669
--------------------------------------------------------------------------------
NCO Group, Inc.(1)                                         4,200         126,525
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.(1)                             15,000         270,713
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                      1,200          58,575
--------------------------------------------------------------------------------
Promise Co. Ltd.                                           3,700         188,203
--------------------------------------------------------------------------------
Reckson Associates Realty Corp., Cl. B                     3,662          83,311
--------------------------------------------------------------------------------
Senior Housing Properties Trust                              920          11,443
--------------------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                                210,000         185,052
                                                                      ----------
                                                                       2,207,276


12                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Insurance--4.1%
ACE Ltd.                                                   3,100      $   51,731
--------------------------------------------------------------------------------
Advance Paradigm, Inc.(1)                                  6,800         146,625
--------------------------------------------------------------------------------
Aegon NV                                                   2,298         219,459
--------------------------------------------------------------------------------
AEGON NV                                                   1,800         173,725
--------------------------------------------------------------------------------
Allstate Corp.                                             2,800          67,200
--------------------------------------------------------------------------------
American General Corp.                                     3,500         265,563
--------------------------------------------------------------------------------
American International Group, Inc.                         1,125         121,641
--------------------------------------------------------------------------------
AXA Financial, Inc.                                        5,400         182,925
--------------------------------------------------------------------------------
AXA SA                                                     1,400         195,000
--------------------------------------------------------------------------------
Chubb Corp.                                                2,600         146,413
--------------------------------------------------------------------------------
Cigna Corp.                                                2,000         161,125
--------------------------------------------------------------------------------
Conseco, Inc.                                              2,500          44,688
--------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                                 1,000          44,000
--------------------------------------------------------------------------------
HSB Group, Inc.                                            3,750         126,797
--------------------------------------------------------------------------------
Irish Life & Permanent plc                                 9,127          86,343
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                      4,600         313,950
--------------------------------------------------------------------------------
Lincoln National Corp.                                     8,400         336,000
--------------------------------------------------------------------------------
Manulife Financial Corp.(1)                                2,800          35,525
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                  400          38,275
--------------------------------------------------------------------------------
Radian Group, Inc.                                         1,200          57,300
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                        2,600          87,588
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                   2,650          90,763
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                     6,600         342,375
                                                                      ----------
                                                                       3,335,011
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.7%
Camden Property Trust                                      7,200         197,100
--------------------------------------------------------------------------------
Cornerstone Properties, Inc.                              11,400         166,725
--------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                              6,814         106,469
--------------------------------------------------------------------------------
HRPT Properties Trust                                      9,200          82,800
--------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                              5,407          29,739
                                                                      ----------
                                                                         582,833
--------------------------------------------------------------------------------
Savings & Loans--0.0%
Greenpoint Financial Corp.                                 1,500          35,719


                     LifeSpan Capital Appreciation Portfolio                  13

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Healthcare--5.4%
--------------------------------------------------------------------------------
Healthcare/Drugs--3.3%
Celgene Corp.(1)                                           4,000      $  280,000
--------------------------------------------------------------------------------
Fresenius AG, Preference                                     900         164,848
--------------------------------------------------------------------------------
Gedeon Richter Ltd., GDR(3)                                2,400         157,200
--------------------------------------------------------------------------------
Glaxo Wellcome plc                                         6,000         169,628
--------------------------------------------------------------------------------
Invitrogen Corp.(1)                                        2,300         138,000
--------------------------------------------------------------------------------
Jones Pharma, Inc.                                         5,250         228,047
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                              7,650         428,878
--------------------------------------------------------------------------------
Novartis AG                                                  100         147,016
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc.(1)                             8,300         150,438
--------------------------------------------------------------------------------
Sanofi-Synthelabo SA(1)                                    6,000         249,627
--------------------------------------------------------------------------------
Schering AG                                                1,200         145,948
--------------------------------------------------------------------------------
SmithKline Beecham plc                                    17,000         216,962
--------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                            3,000         148,195
                                                                      ----------
                                                                       2,624,787
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.1%
ArthroCare Corp.(1)                                        6,300         384,300
--------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                        12,000         210,750
--------------------------------------------------------------------------------
Molecular Devices Corp.(1)                                 4,700         244,400
--------------------------------------------------------------------------------
Seton School Healthcare Group plc                         14,000         177,374
--------------------------------------------------------------------------------
Terumo Corp.                                              10,000         267,045
--------------------------------------------------------------------------------
United Healthcare Corp.                                    1,900         100,938
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                         1,600         105,500
--------------------------------------------------------------------------------
Zoll Medical Corp.(1)                                      4,300         164,206
                                                                      ----------
                                                                       1,654,513

--------------------------------------------------------------------------------
Technology--21.3%
--------------------------------------------------------------------------------
Computer Hardware--1.8%
Apple Computer, Inc.(1)                                    1,900         195,344
--------------------------------------------------------------------------------
Digital Lightwave, Inc.(1)                                 2,700         172,800
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                          600          68,363
--------------------------------------------------------------------------------
International Business Machines Corp.                      2,300         248,400
--------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                3,000         271,500
--------------------------------------------------------------------------------
SanDisk Corp.(1)                                           3,200         308,000
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc.(1)                        5,300         218,625
                                                                      ----------
                                                                       1,483,032


14                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Computer Services--4.6%
Applied Micro Circuits Corp.(1)                            1,900      $  241,775
--------------------------------------------------------------------------------
Crossroads Systems, Inc.(1)                                1,300         109,850
--------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                       5,600         481,250
--------------------------------------------------------------------------------
Emulex Corp.(1)                                            3,000         337,500
--------------------------------------------------------------------------------
First Data Corp.                                           3,500         172,594
--------------------------------------------------------------------------------
Getronics NV                                               4,000         318,827
--------------------------------------------------------------------------------
Intraware, Inc.(1)                                         4,600         367,713
--------------------------------------------------------------------------------
MedQuist, Inc.(1)                                          5,200         134,225
--------------------------------------------------------------------------------
Proxicom, Inc.(1)                                          2,500         310,781
--------------------------------------------------------------------------------
QRS Corp.(1)                                               2,250         236,250
--------------------------------------------------------------------------------
Titan Corp. (The)(1)                                       4,200         197,925
--------------------------------------------------------------------------------
USinternetworking, Inc.(1)                                 3,150         220,106
--------------------------------------------------------------------------------
USWeb Corp.(1)                                             2,900         128,869
--------------------------------------------------------------------------------
Viant Corp.(1)                                             2,600         257,400
--------------------------------------------------------------------------------
WebTrends Corp.(1)                                         2,400         194,400
                                                                      ----------
                                                                       3,709,465
--------------------------------------------------------------------------------
Computer Software--5.6%
Actuate Corp.(1)                                           9,200         394,450
--------------------------------------------------------------------------------
Advanced Digital Information Corp.(1)                      4,700         228,538
--------------------------------------------------------------------------------
Advent Software, Inc.(1)                                   3,850         248,084
--------------------------------------------------------------------------------
Allaire Corp.(1)                                           1,700         248,731
--------------------------------------------------------------------------------
Bluestone Software, Inc.(1)                                1,800         207,000
--------------------------------------------------------------------------------
Brio Technology, Inc.(1)                                   2,400         100,800
--------------------------------------------------------------------------------
Broadbase Software, Inc.(1)                                1,700         191,250
--------------------------------------------------------------------------------
Cysive, Inc.(1)                                            2,900         208,981
--------------------------------------------------------------------------------
Dendrite International, Inc.(1)                           12,600         426,825
--------------------------------------------------------------------------------
Exchange Applications, Inc.(1)                             4,300         240,263
--------------------------------------------------------------------------------
Great Plains Software, Inc.(1)                             3,100         231,725
--------------------------------------------------------------------------------
Logica plc                                                18,000         464,392
--------------------------------------------------------------------------------
Macromedia, Inc.(1)                                        3,000         219,375
--------------------------------------------------------------------------------
Mercury Interactive Corp.(1)                               2,800         302,225
--------------------------------------------------------------------------------
Micromuse, Inc.(1)                                         1,700         289,000
--------------------------------------------------------------------------------
PC-Tel, Inc.(1)                                            3,200         168,000
--------------------------------------------------------------------------------
Rare Medium Group, Inc.(1)                                 3,400         116,025
--------------------------------------------------------------------------------
RAVISENT Technologies, Inc.(1)                             3,600         138,375
--------------------------------------------------------------------------------
Synopsys, Inc.(1)                                          1,000          66,750
                                                                      ----------
                                                                       4,490,789

                     LifeSpan Capital Appreciation Portfolio                  15

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                      Market Value
                                                          Shares      Note 1
--------------------------------------------------------------------------------
Communications Equipment--1.5%
Audiocodes Ltd.(1)                                         2,900      $  266,800
--------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                 1,000          65,250
--------------------------------------------------------------------------------
Ditech Communications Corp.(1)                             1,600         149,600
--------------------------------------------------------------------------------
Extreme Networks, Inc.(1)                                  2,100         175,350
--------------------------------------------------------------------------------
Polycom, Inc.(1)                                           3,700         235,644
--------------------------------------------------------------------------------
Vodafone Group plc                                        70,000         346,888
                                                                      ----------
                                                                       1,239,532
--------------------------------------------------------------------------------
Electronics--7.8%
ACT Manufacturing, Inc.(1)                                 4,500         168,750
--------------------------------------------------------------------------------
Advanced Energy Industries, Inc.(1)                        4,700         231,475
--------------------------------------------------------------------------------
ANADIGICS, Inc.(1)                                         5,200         245,375
--------------------------------------------------------------------------------
Anaren Microwave, Inc.(1)                                  4,900         265,213
--------------------------------------------------------------------------------
Bowthorpe plc                                             21,000         369,110
--------------------------------------------------------------------------------
Cognex Corp.(1)                                            5,400         210,600
--------------------------------------------------------------------------------
Credence Systems Corp.(1)                                  3,700         320,050
--------------------------------------------------------------------------------
Cree, Inc.(1)                                              4,600         392,725
--------------------------------------------------------------------------------
CTS Corp.                                                  2,600         195,975
--------------------------------------------------------------------------------
Cymer, Inc.(1)                                             5,200         239,200
--------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                             4,400         142,450
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                 1,500          96,656
--------------------------------------------------------------------------------
DSP Group(1)                                               3,600         334,800
--------------------------------------------------------------------------------
Electrocomponents plc                                     23,000         254,708
--------------------------------------------------------------------------------
Hoshiden Corp.                                            11,000         705,859
--------------------------------------------------------------------------------
Hoya Corp.                                                 4,000         314,976
--------------------------------------------------------------------------------
Intel Corp.                                                1,000          82,313
--------------------------------------------------------------------------------
MKS Instruments, Inc.(1)                                   4,000         144,500
--------------------------------------------------------------------------------
National Semiconductor Corp.(1)                            3,200         137,000
--------------------------------------------------------------------------------
NVIDIA Corp.(1)                                            4,400         206,525
--------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                  4,900         335,344
--------------------------------------------------------------------------------
Sony Corp.                                                 1,600         474,225
--------------------------------------------------------------------------------
Teradyne, Inc.(1)                                          2,800         184,800
--------------------------------------------------------------------------------
TranSwitch Corp.(1)                                        3,700         268,481
                                                                      ----------
                                                                       6,321,110

--------------------------------------------------------------------------------
Transportation--0.9%
--------------------------------------------------------------------------------
Air Transportation--0.4%
AHL Services, Inc.(1)                                      6,200         129,425
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                                      1,100          54,794
--------------------------------------------------------------------------------
Japan Airport Terminal Co. Ltd.                           14,000         130,099
                                                                      ----------
                                                                         314,318
--------------------------------------------------------------------------------
Railroads & Truckers--0.5%
GATX Corp.                                                10,400         351,000
--------------------------------------------------------------------------------
Union Pacific Corp.                                        1,500          65,438
                                                                      ----------
                                                                         416,438


16                   LifeSpan Capital Appreciation Portfolio

                                                                      Market Value
                                                         Shares       Note 1
--------------------------------------------------------------------------------
Utilities--4.5%
--------------------------------------------------------------------------------
Electric Utilities--2.9%
Carolina Power & Light Co.                                 2,100     $    63,919
--------------------------------------------------------------------------------
CLP Holdings Ltd.                                         33,000         151,978
--------------------------------------------------------------------------------
Conectiv, Inc.                                             7,900         132,819
--------------------------------------------------------------------------------
Duke Energy Corp.                                          8,748         438,494
--------------------------------------------------------------------------------
FPL Group, Inc.                                            6,700         286,844
--------------------------------------------------------------------------------
Kansas City Power & Light Co.                              6,600         145,613
--------------------------------------------------------------------------------
Montana Power Co.                                          8,000         288,500
--------------------------------------------------------------------------------
Peco Energy Co.                                            3,600         125,100
--------------------------------------------------------------------------------
Potomac Electric Power Co.                                 3,100          71,106
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                      4,200         146,213
--------------------------------------------------------------------------------
Reliant Energy, Inc.                                       8,900         203,588
--------------------------------------------------------------------------------
Texas Utilities Co.                                        3,800         135,138
--------------------------------------------------------------------------------
Unicom Corp.                                               1,700          56,950
--------------------------------------------------------------------------------
Western Resources, Inc.                                    5,200          88,400
                                                                     -----------
                                                                       2,334,662
--------------------------------------------------------------------------------
Gas Utilities--1.6%
El Paso Energy Corp.                                      16,400         636,526
--------------------------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.                           117,000         160,295
--------------------------------------------------------------------------------
National Fuel Gas Co.                                      5,600         260,400
--------------------------------------------------------------------------------
NICOR, Inc.                                                1,700          55,250
--------------------------------------------------------------------------------
Questar Corp.                                             10,800         162,000
                                                                     -----------
                                                                       1,274,471
                                                                     -----------
Total Common Stocks (Cost $46,135,160)                                62,677,256

================================================================================
Preferred Stocks--0.0%
--------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Cum., Series D, Non-Vtg.(2)
(Cost $50,000)                                               500          48,625

                                                         Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
Abraxas Petroleum Corp. Wts., Exp. 11/1/04                 2,980             447
--------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts.,
Exp. 10/30/01(2)                                             100               1
--------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08(2)                      300           2,400
--------------------------------------------------------------------------------
Primestar, Inc., Share APP Rts., Exp. 5/30/00(2)             390           1,953
                                                                     -----------
Total Rights, Warrants and Certificates (Cost $447)                        4,801


                                                         Principal
                                                         Amount
================================================================================
Asset-Backed Securities--0.2%
--------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1998-B,
Cl. A3, 5.95%, 11/15/02                                  $75,000          74,531
--------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                  34,530          33,837
--------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5,
6.80%, 2/15/05                                            50,000          49,734
                                                                     -----------
Total Asset-Backed Securities (Cost $159,449)                            158,102


                     LifeSpan Capital Appreciation Portfolio                  17

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                      Principal   Market Value
                                                                                      Amount      Note 1
============================================================================================================
Mortgage-Backed Obligations--0.7%
------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1994-10,
Cl. A3, 6%, 5/25/09                                                                   $100,000    $   97,500
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                              10,700        10,312
Series 1843, Cl. VB, 7%, 4/15/03                                                        15,000        15,000
Series 1849, Cl. VA, 6%, 12/15/10                                                       15,052        14,879
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 10.90%, 10/15/20(4)                                               294,150        28,403
Series 1583, Cl. IC, 11.374%, 1/15/20(4)                                               146,750        12,336
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                             22,019        21,609
6.50%, 4/1/26                                                                           34,534        32,754
7%, 4/1/00                                                                               4,527         4,521
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                                   15,559        15,433
------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09                  99,442        87,665
------------------------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities, Series 1998-3,
Cl. A5, 6.36%, 8/20/22(5)                                                              125,000       121,855
------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through Certificates,
Series 1999-QS12, Cl. M1, 7%, 9/25/14                                                   99,080        94,034
                                                                                                  ----------
Total Mortgage-Backed Obligations (Cost $571,202)                                                    556,301

============================================================================================================
U.S. Government Obligations--3.5%
------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08                             100,000        88,037
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.125%, 2/13/04                                       300,000       282,048
------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                            400,000       366,000
7.50%, 11/15/16                                                                        660,000       706,200
STRIPS, 2.67%, 11/15/18(6)                                                             700,000       195,025
------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06-5/15/08                                                                350,000       332,984
6.125%, 8/15/07                                                                        200,000       195,000
6.50%, 8/15/05                                                                         625,000       625,196
                                                                                                  ----------
Total U.S. Government Obligations (Cost $2,974,397)                                                2,790,490

============================================================================================================
Non-Convertible Corporate Bonds and Notes--9.7%
------------------------------------------------------------------------------------------------------------
Basic Materials--0.7%
------------------------------------------------------------------------------------------------------------
Chemicals--0.3%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                        75,000        20,625
------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                  35,000        39,201
------------------------------------------------------------------------------------------------------------
Rexene Corp., 11.75% Sr. Nts., 12/1/04                                                  50,000        52,500
------------------------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                                            75,000        75,593
------------------------------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(7)                 75,000        19,312
------------------------------------------------------------------------------------------------------------
Texas Petrochemical Corp., 11.125% Sr. Sub. Nts., Series B, 7/1/06                      75,000        66,375
                                                                                                  ----------
                                                                                                     273,606


18                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                 Principal  Market Value
                                                                                 Amount     Note 1
--------------------------------------------------------------------------------------------------------
Metals--0.2%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19(2)                                    $ 10,000       $ 10,100
--------------------------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03(1)(10)                                                           75,000          7,875
--------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08               50,000         42,250
--------------------------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                                   75,000         76,500
                                                                                                --------
                                                                                                 136,725
--------------------------------------------------------------------------------------------------------
Paper--0.2%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(8)                                75,000         82,500
--------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                     50,000         50,375
                                                                                                --------
                                                                                                 132,875

--------------------------------------------------------------------------------------------------------
Capital Goods--1.5%
--------------------------------------------------------------------------------------------------------
Industrial Services--1.2%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(7)                       50,000         26,500
--------------------------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts., Series B, 4/15/08           25,000         21,875
--------------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts., Series B, 4/1/02           125,000        128,750
--------------------------------------------------------------------------------------------------------
Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                        50,000         50,312
--------------------------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B, 10/15/04                  75,000         45,375
--------------------------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts., Series B, 8/1/07(2)      50,000         54,250
--------------------------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(2)                        50,000         49,250
--------------------------------------------------------------------------------------------------------
Logix Communications Enterprises, Inc., 12.25% Sr. Unsec. Nts., 6/15/08(2)         50,000         36,250
--------------------------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B, 10/15/07(2)                50,000         40,125
--------------------------------------------------------------------------------------------------------
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sec. disc. nts., 12/1/05 and warrants to purchase shares of
common stock)(2)(7)(9)                                                            100,000         56,500
--------------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B, 7/1/08                  50,000         48,250
--------------------------------------------------------------------------------------------------------
Production Resource Group LLC/PRG Finance Corp., 11.50% Sr.
Unsec. Sub. Nts., 1/15/08                                                          75,000         67,125
--------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Timber Collaterized Nts.,
Series B, Cl. A-1, 1/20/07                                                         71,179         67,104
--------------------------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/08                      50,000         40,250
--------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                               50,000         50,486
--------------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs., 6/1/08(7)                    75,000         34,687
--------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01                           75,000         73,734
--------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                     40,000         37,767
--------------------------------------------------------------------------------------------------------
                                                                                                 928,590
--------------------------------------------------------------------------------------------------------
Manufacturing--0.3%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                            75,000         71,072
--------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B, 8/1/07(2)                     75,000         75,375
--------------------------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                                  50,000         50,250
--------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                       50,000         41,312
                                                                                                --------
                                                                                                 238,009

                     LifeSpan Capital Appreciation Portfolio                  19

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                  Principal   Market Value
                                                                                  Amount      Note 1
--------------------------------------------------------------------------------------------------------
Communication Services--2.0%
--------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.7%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                     $ 75,000    $   74,237
--------------------------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts., 8/15/06                          75,000        73,875
--------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(7)               50,000        47,875
--------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts., 2/15/07(7)              75,000        61,875
--------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts., 11/1/05(7)                    100,000        53,625
--------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                75,000        77,812
--------------------------------------------------------------------------------------------------------
Galaxy Telecom LP, 12.375% Sr. Sub. Nts., 10/1/05                                   75,000        79,875
--------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(7)                          75,000        55,875
--------------------------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Unsec. Nts., 1/15/09                          75,000        74,437
--------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(7)                          100,000        65,500
--------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(7)                                                                150,000       136,500
--------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 9% Sr. Sub. Nts., 4/15/08(2)                              50,000        50,750
--------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08                        75,000        71,062
--------------------------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08                                       50,000        52,500
--------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc. Nts., 10/15/07(7)      75,000        61,125
--------------------------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08                              50,000        44,000
--------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)                                                  25,000        23,437
9.625% Sr. Debs., 10/1/06                                                           25,000        25,375
--------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                            75,000        72,750
--------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                 75,000        73,149
--------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts., 10/15/05(7)                    50,000        48,750
--------------------------------------------------------------------------------------------------------
Worldwide Fiber, Inc., 12% Sr. Nts., 8/1/09(3)                                      50,000        51,750
                                                                                              ----------
                                                                                               1,376,134
--------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--0.3%
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts., Series B, 6/1/06(7)      50,000        44,375
--------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.75% Sr. Disc. Nts., 8/15/04                          50,000        51,750
--------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr. Nts., 8/15/06             75,000        82,923
--------------------------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07                                50,000        52,750
                                                                                              ----------
                                                                                                 231,798

--------------------------------------------------------------------------------------------------------
Consumer Cyclicals--1.8%
--------------------------------------------------------------------------------------------------------
Autos & Housing--0.2%
Black & Decker Corp., 6.625% Nts., 11/15/00                                         15,000        14,964
--------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                 75,000        29,437
--------------------------------------------------------------------------------------------------------
Collins & Aikman Floorcoverings, Inc., 10% Sr. Sub. Nts., Series B, 1/15/07         50,000        49,250
--------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07(2)         75,000        70,875
                                                                                              ----------
                                                                                                 164,526

20                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                      Principal    Market Value
                                                                                      Amount       Note 1
------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.0%
American Skiing Corp., 12% Sr. Sub. Nts., Series B, 7/15/06                           $50,000      $ 45,875
-----------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B, 8/1/04                        50,000        51,000
-----------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Unsec. Sub. Nts., Series D, 10/15/07     75,000        73,125
-----------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series B, 8/15/03                50,000        56,687
-----------------------------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts., 6/1/03                         75,000        52,875
-----------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05                                     50,000        35,750
-----------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                           50,000        51,875
-----------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                                75,000        69,750
-----------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                    50,000        50,000
-----------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                            50,000        46,250
-----------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                    50,000        49,500
-----------------------------------------------------------------------------------------------------------
Park Place Entertainment Corp., 8.50% Sr. Nts., 11/15/06                               50,000        49,359
-----------------------------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05(2)                              75,000        79,125
-----------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                               50,000        48,750
-----------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                    75,000        75,750
                                                                                                   --------
                                                                                                    835,671
-----------------------------------------------------------------------------------------------------------
Media--0.3%
Hollinger International Publishing, Inc., 9.25% Gtd. Sr. Sub. Nts., 3/15/07            75,000        74,625
-----------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07(2)                                75,000        73,875
-----------------------------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06(2)                             75,000        74,437
                                                                                                   --------
                                                                                                    222,937
-----------------------------------------------------------------------------------------------------------
Retail: General--0.1%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(5)                     75,000        73,498
-----------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                      40,000        39,657
                                                                                                   --------
                                                                                                    113,155
-----------------------------------------------------------------------------------------------------------
Retail: Specialty--0.1%
K Mart Corp., 7.75% Debs., 10/1/12                                                     50,000        44,489
-----------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                     75,000        73,125
                                                                                                   --------
                                                                                                    117,614
-----------------------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.1%
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06                           75,000        67,875


                     LifeSpan Capital Appreciation Portfolio                  21

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                                  Principal    Market Value
                                                                                                  Amount       Note 1
---------------------------------------------------------------------------------------------------------------------------
Consumer Staples--1.5%
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.1%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts., Series B, 7/15/04                          $ 75,000         $ 78,187
---------------------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                               75,000           72,375
---------------------------------------------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts., 11/1/02(2)(7)                             100,000            1,000
---------------------------------------------------------------------------------------------------------------------------
Century Communications Corp.:
9.75% Sr. Nts., 2/15/02                                                                             50,000           50,500
Zero Coupon Sr. Disc. Nts., Series B, 8.50%, 1/15/08(6)                                             50,000           22,188
---------------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC/Charter Communication Holdings Capital Corp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(7)                                                           50,000           29,563
8.625% Sr. Unsec. Nts., 4/1/09                                                                      75,000           69,656
---------------------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 9.375% Sr. Sub. Nts., Series B, 8/1/09                                         50,000           49,375
---------------------------------------------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                                      50,000           52,188
---------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                                   50,000           53,000
---------------------------------------------------------------------------------------------------------------------------
Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(7)                                 100,000           39,500
---------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                                  75,000           75,750
---------------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series B, 4/15/10(7)                           100,000           75,375
---------------------------------------------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub. Nts.,
Series B, 7/1/08                                                                                    50,000           48,125
---------------------------------------------------------------------------------------------------------------------------
James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04                                         50,000           50,875
---------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                                          50,000           49,750
---------------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(7)                                                                               100,000           64,500
                                                                                                                   --------
                                                                                                                    881,907
---------------------------------------------------------------------------------------------------------------------------
Entertainment--0.1%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                                     75,000           72,190
---------------------------------------------------------------------------------------------------------------------------
Food--0.2%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts., 10/15/06                                       75,000           41,625
---------------------------------------------------------------------------------------------------------------------------
Dole Food Co., 6.75% Nts., 7/15/00                                                                  40,000           39,766
---------------------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                                                  100,000           99,609
                                                                                                                   --------
                                                                                                                    181,000
---------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--0.0%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub. Nts., 9/15/07(2)(10)                        50,000              500
---------------------------------------------------------------------------------------------------------------------------
Household Goods--0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                          35,000           34,395
---------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts., 2/1/08                                 75,000           37,875
                                                                                                                   --------
                                                                                                                     72,270

---------------------------------------------------------------------------------------------------------------------------
Energy--0.4%
---------------------------------------------------------------------------------------------------------------------------
Energy Services--0.3%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                                             15,000           15,355
---------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                                 50,000           43,650
---------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                              35,000           33,051
---------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                     50,000           48,878
---------------------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                                   75,000           34,875
---------------------------------------------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B, 10/15/04                                      75,000           42,375
---------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                 25,000           23,254
                                                                                                                   --------
                                                                                                                    241,438

22                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                                Principal   Market Value
                                                                                Amount      Note 1
-------------------------------------------------------------------------------------------------------
Oil: Domestic--0.1%
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                               $50,000        $ 48,613
-------------------------------------------------------------------------------------------------------
Oil: International--0.0%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd., 11.50% Sr.
Unsec. Nts., 11/1/04                                                             35,000          32,025

-------------------------------------------------------------------------------------------------------
Financial--0.9%
-------------------------------------------------------------------------------------------------------
Banks--0.0%
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                         15,000          15,572
-------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                15,000          15,003
                                                                                               --------
                                                                                                 30,575
-------------------------------------------------------------------------------------------------------
Diversified Financial--0.6%
American General Institutional Capital B, 8.125% Bonds, Series B, 3/15/46(3)     50,000          50,069
-------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                 40,000          39,151
-------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                50,000          45,408
-------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series D, 3/1/01           90,000          89,071
-------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01                    75,000          73,928
-------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                            25,000          24,658
-------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                                   75,000          72,314
-------------------------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000 principal amount of 11.50% sr. nts., 3/15/07 and one warrant to purchase 6.84 shares
of common stock)(2)(9)                                                           75,000          78,000
                                                                                               --------
                                                                                                472,599
-------------------------------------------------------------------------------------------------------
Insurance--0.1%
Conseco, Inc., 6.40% Nts., 6/15/01                                               75,000          73,166
-------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                     80,000          80,167
-------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                        50,000          49,053
-------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                            75,000          71,609
                                                                                               --------
                                                                                                200,829

-------------------------------------------------------------------------------------------------------
Healthcare--0.3%
-------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.3%
-------------------------------------------------------------------------------------------------------
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                              30,000          29,211
-------------------------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                          25,000          24,500
-------------------------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(3)                            75,000          72,000
-------------------------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts., 8/15/06                   50,000          27,750
-------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                                 50,000          50,375
-------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                     50,000          48,125
                                                                                               --------
                                                                                                251,961


                     LifeSpan Capital Appreciation Portfolio                  23

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


                                                                        Principal      Market Value
                                                                        Amount         Note 1
---------------------------------------------------------------------------------------------------
Transportation--0.3%
---------------------------------------------------------------------------------------------------
Air Transportation--0.1%
Canadian Airlines Corp., 12.25% Sr. Nts., 8/1/06                        $   75,000      $    40,875
---------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06                     75,000           30,750
                                                                                        -----------
                                                                                             71,625
---------------------------------------------------------------------------------------------------
Railroads & Truckers--0.2%
CSX Corp., 7.05% Debs., 5/1/02                                              75,000           74,653
---------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                 50,000           48,952
---------------------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                                       15,000           15,048
                                                                                        -----------
                                                                                            138,653

---------------------------------------------------------------------------------------------------
Utilities--0.3%
---------------------------------------------------------------------------------------------------
Electric Utilities--0.1%
AES Corp. (The), 8% Sr. Nts., 12/31/08                                      50,000           46,000
---------------------------------------------------------------------------------------------------
Gas Utilities--0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                   50,000           49,508
---------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                             50,000           47,262
---------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 6.20% Nts., 8/1/02                               75,000           73,180
                                                                                        -----------
                                                                                            169,950
                                                                                        -----------
Total Non-Convertible Corporate Bonds and Notes (Cost $8,772,625)                         7,824,816

===================================================================================================
Repurchase Agreements--7.5%
---------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3%, dated
12/31/99, to be repurchased at $6,038,509 on 1/3/00, collateralized by U.S. Treasury Nts., 7.25%, 8/15/04, with a value of $6,161,387
(Cost $6,037,000)                                                        6,037,000        6,037,000
---------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $64,700,280)                                99.4%      80,097,391
---------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                0.6          465,507
                                                                         ---------      -----------
Net Assets                                                                   100.0%     $80,562,898
                                                                         =========      ===========

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $331,019 or 0.41% of the Fund's net assets as of December 31, 1999.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents the current interest rate for a variable or increasing rate security.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8. Interest or dividend is paid in kind.
9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
10. Issuer is in default.

See accompanying Notes to Financial Statements.


24                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


===================================================================================================
Assets
Investments, at value (cost $64,700,280)--see accompanying statement                    $80,097,391
---------------------------------------------------------------------------------------------------
Cash                                                                                        151,482
---------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                            497,036
Interest, dividends and principal paydowns                                                  309,176
Other                                                                                         2,368
                                                                                        -----------
Total assets                                                                             81,057,453
===================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                            439,871
Investments purchased                                                                        26,685
Shareholder reports                                                                          15,338
Directors' compensation                                                                         262
Transfer and shareholder servicing agent fees                                                   185
Other                                                                                        12,214
                                                                                        -----------
Total liabilities                                                                           494,555
===================================================================================================
Net Assets                                                                              $80,562,898
                                                                                        ===========
===================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                    $    50,220
---------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               56,244,440
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       1,698,832
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions            7,117,454
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                        15,451,952
                                                                                        -----------
Net assets--applicable to 50,220,157 shares of capital stock outstanding                $80,562,898
                                                                                        ===========
===================================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                      $1.60


See accompanying Notes to Financial Statements.


                     LifeSpan Capital Appreciation Portfolio                  25

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Investment Income
Interest                                                                    $ 1,431,088
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $16,037)                         798,930
                                                                            -----------
Total income                                                                  2,230,018
=======================================================================================
Expenses
Management fees                                                                 615,493
---------------------------------------------------------------------------------------
Accounting service fees                                                          15,000
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      10,276
---------------------------------------------------------------------------------------
Directors' compensation                                                           2,804
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                     2,103
---------------------------------------------------------------------------------------
Other                                                                            26,029
                                                                            -----------
Total expenses                                                                  671,705
Less expenses paid indirectly                                                    (2,760)
                                                                            -----------
Net expenses                                                                    668,945
=======================================================================================
Net Investment Income                                                         1,561,073
=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                   8,498,370
Foreign currency transactions                                                   (51,679)
                                                                            -----------
Net realized gain                                                             8,446,691
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                   4,563,358
Translation of assets and liabilities denominated in foreign currencies        (255,156)
                                                                            -----------
Net change                                                                    4,308,202
                                                                            -----------
Net realized and unrealized gain                                             12,754,893
=======================================================================================
Net Increase in Net Assets Resulting from Operations                        $14,315,966
                                                                            ===========


See accompanying Notes to Financial Statements.


26                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                         Year Ended December 31,
                                                         1999             1998
======================================================================================
Operations
Net investment income                                     $ 1,561,073      $ 1,606,354
--------------------------------------------------------------------------------------
Net realized gain (loss)                                    8,446,691       (1,177,781)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       4,308,202        3,371,596
                                                          -----------      -----------
Net increase in net assets resulting from operations       14,315,966        3,800,169
======================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                       (1,572,323)      (1,183,734)
--------------------------------------------------------------------------------------
Distributions from net realized gain                               --       (2,498,475)
======================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions                                 (5,029,898)      11,351,711
======================================================================================
Net Assets
Total increase                                              7,713,745       11,469,671
--------------------------------------------------------------------------------------
Beginning of period                                        72,849,153       61,379,482
                                                          -----------      -----------
End of period (including undistributed net investment
income of $1,698,832 and $1,570,493, respectively)        $80,562,898      $72,849,153
                                                          ===========      ===========

See accompanying Notes to Financial Statements.


                     LifeSpan Capital Appreciation Portfolio                  27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                    Year Ended December 31,
                                                    1999          1998             1997             1996(1)          1995(2)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.36         $1.35            $1.24            $1.06            $1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .03           .03              .03              .02              .01
Net realized and unrealized gain                        .24           .06              .12              .17              .06
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                 .27           .09              .15              .19              .07
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.03)         (.03)            (.01)            (.01)            (.01)
Distributions from net realized gain                     --          (.05)            (.03)              --               --
----------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.03)         (.08)            (.04)            (.01)            (.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.60         $1.36            $1.35            $1.24            $1.06
                                                      =====         =====            =====            =====            =====
============================================================================================================================
Total Return, at Net Asset Value(3)                   20.34%         6.49%           12.53%           17.97%            6.65%
============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $80,563       $72,849          $61,379          $41,994          $26,768
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $72,433       $66,754          $51,473          $33,109          $25,460(4)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (5)
Net investment income                                  2.16%         2.41%            2.36%            1.92%            1.73%
Expenses                                               0.93%         0.93%(6)         0.99%(6)         1.30%(6)         1.50%(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               87%           65%              66%              71%              39%


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $57,710,279 and $60,781,231, respectively.


See accompanying Notes to Financial Statements.


28                   LifeSpan Capital Appreciation Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $8,375, representing 0.01% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

                     LifeSpan Capital Appreciation Portfolio                  29

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies   (continued)
Dividend and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $139,589. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             Year Ended December 31, 1999  Year Ended December 31, 1998
                                             ----------------------------  ----------------------------
                                             Shares        Amount          Shares        Amount
----------------------------------------------------------------------------------------------------
Sold                                          2,992,840    $  4,099,694     8,700,602    $11,570,097
Dividends and/or distributions reinvested     1,209,480       1,572,323     2,668,268      3,682,209
Redeemed                                     (7,744,976)    (10,701,915)   (2,957,241)    (3,900,595)
                                             ----------    ------------    ----------    -----------
Net increase (decrease)                      (3,542,656)   $ (5,029,898)    8,411,629    $11,351,711
                                             ==========    ============    ==========    ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized appreciation on securities of $15,397,111 was composed of gross appreciation of $19,540,595, and gross depreciation of $4,143,484.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the Fund's first $250 million of average daily net assets and 0.75% on average daily net assets over $250 million. The Fund's management fee for the year ended December 31, 1999, was 0.85% of the average annual net assets for the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
         The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
         The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
         Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Illiquid or Restricted Securities
As of December 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999, was $837,228, which represents 1.04% of the Fund's net assets.

                                   Appendix A

-------------------------------------------------------------------------------
                         RATINGS DEFINITIONS
-------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.


C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Ratings Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently   vulnerable  to  nonpayment  and  is  dependent  upon  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


-------------------------------------------------------------------------------
Fitch IBCA, Inc.

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations  and
are  extremely   speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.


F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default   risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.





Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor. D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

-------------------------------------------------------------------------------
                      Industry Classifications
-------------------------------------------------------------------------------

Aerospace/Defense                   Food and Drug Retailers
Air Transportation                  Gas Utilities
Asset-Backed                        Health Care/Drugs
Auto Parts and Equipment            Health Care/Supplies & Services
Automotive                          Homebuilders/Real Estate
Bank Holding Companies              Hotel/Gaming
Banks                               Industrial Services
Beverages                           Information Technology
Broadcasting                        Insurance
Broker-Dealers                      Leasing & Factoring
Building Materials                  Leisure
Cable Television                    Manufacturing
Chemicals                           Metals/Mining
Commercial Finance                  Nondurable Household Goods
Communication Equipment             Office Equipment
Computer Hardware                   Oil - Domestic
Computer Software                   Oil - International
Conglomerates                       Paper
Consumer Finance                    Photography
Consumer Services                   Publishing
Containers                          Railroads
Convenience Stores                  Restaurants
Department Stores                   Savings & Loans
Diversified Financial               Shipping
Diversified Media                   Special Purpose Financial
Drug Wholesalers                    Specialty Printing
Durable Household Goods             Specialty Retailing
Education                           Steel
Electric Utilities                  Telecommunications - Technology
Electrical Equipment                Telephone - Utility
Electronics                         Textile/Apparel
Energy Services & Producers         Tobacco
Entertainment/Film                  Trucks and Parts
Environmental                       Wireless Services
Food



---------------------
*For purposes of a Portfolio's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into
"industries"   according  to  their  services   (e.g.,   gas   utilities,   gas
transmission utilities, electric utilities and telephone utilities are each considered a separate industry).
-------------------------------------------------------------------------------

Panorama Series Fund, Inc.
-------------------------------------------------------------------------------


Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado  80217
      1-888-470-0861

Custodian Bank
      The Bank of New York
      90 Washington Street
      New York, NY

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

PX.2000

--------
1. Mr. Fossel is not a Trustee of Centennial New York Tax Exempt Trust or Managing General Partner of Centennial America Fund, L.P. Mr. Armstrong is not a Trustee, Director or Managing General Partner of Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves and Oppenheimer Champion Income Fund.

2 Not a Trustee of Centennial Tax Exempt Trust, Centennial New York Tax Exempt Trust, Centennial Money Market Trust, Centennial Government Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., Oppenheimer Main Street Funds, Inc., Oppenheimer Cash Reserves, or Oppenheimer Champion Income Fund.

3Not a Trustee of Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P.

* Director who is an "interested person" of the Fund and of the Manager.